UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1. Reports to Stockholders

Delaware Funds® by MACQUARIE

Annual report

Fixed income mutual funds

Delaware Tax-Free Minnesota Fund

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Delaware Capital Management Advisers, Inc., Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2019, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds® by Macquarie Minnesota municipal bond funds	September 10, 2019

Performance preview (for the year ended August 31, 2019)

Delaware Tax-Free Minnesota Fund (Institutional Class shares)	1-year return	+7.81%

Delaware Tax-Free Minnesota Fund (Class A shares)	1-year return	+7.54%

Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%

Lipper Minnesota Municipal Debt Funds Average	1-year return	+7.55%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Fund, please see the table on page 6. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Minnesota Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in Minnesota.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Minnesota Intermediate Fund (Institutional Class shares)	1-year return	+7.06%

Delaware Tax-Free Minnesota Intermediate Fund (Class A shares)	1-year return	+7.00%

Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+8.16%

Lipper Other States Intermediate Municipal Debt Funds Average	1-year return	+7.10%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 10. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified city or state basis.

Please see page 13 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Minnesota High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+8.50%

Delaware Minnesota High-Yield Municipal Bond Fund (Class A shares)	1-year return	+8.33%

Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%

Lipper Minnesota Municipal Debt Funds Average	1-year return	+7.55%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 14. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Minnesota Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in Minnesota.

Please see page 17 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1

Portfolio management review

Delaware Funds® by Macquarie Minnesota municipal bond funds

Economic backdrop

Throughout the fiscal year ended Aug. 31, 2019, the US economy grew, albeit at a moderating pace, reflecting mounting concerns about the US-China trade dispute. In the third quarter of 2018, US gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.9%, down from the previous quarter. Growth slowed to 1.1% in the final three months of 2018 before bouncing back to 3.1% in the first quarter of 2019. In the second quarter of 2019, the country’s GDP rose an estimated 2.0%.

Against this backdrop of economic expansion, job growth also remained strong. In August 2019, the US unemployment rate stood at 3.7%, matching its level one year earlier and close to the nearly 50-year low of 3.6% achieved in both April and May 2019.

When the fiscal year began in September 2018, the US Federal Reserve continued to raise its short-term target interest rate, maintaining a cycle that had been in place since 2015. In September and again in December 2018, the Fed lifted the federal funds rate by 0.25 percentage points. As data mounted suggesting a slowing US economy, however, the Fed adjusted its policy direction – initially, by no longer raising rates and then, in June 2019, reversing its rate increase from December. By the end of the Funds’ fiscal year on Aug. 31, 2019, the federal funds rate was within a range of 2.00% to 2.25%. Investors widely anticipated that the Fed would enact further rate cuts at its meetings later in 2019.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Uncertainty about trade policy led to uncertainty about future global growth, encouraging global central banks to implement increasingly stimulative economic policies. This led to a highly favorable backdrop for municipal debt, particularly as the Funds’ fiscal year progressed. The US municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 8.72% for the 12 months ended Aug. 31, 2019.

As rates on longer-term bonds fell more than those on shorter-term issues, the municipal yield curve flattened. The largest yield declines came from the “belly” of the municipal yield curve, while the strongest overall performance came from the 20-year (17-22 years) and the long bond (22+ years) segments of the curve. Meanwhile, credit spreads tightened, indicating that investors were willing to accept somewhat less yield in exchange for assuming credit risk in an environment of generally healthy credit fundamentals.

Lower-rated bonds generally outperformed their higher-rated counterparts, while bonds with longer maturities tended to outpace those with shorter maturities. The following tables highlight these performance trends for the Funds’ fiscal year ended Aug. 31, 2019:

Returns by credit rating
AAA	8.17%
AA	8.37%
A	9.20%
BBB	10.48%

Returns by maturity
1 year	2.65%
5 years	6.34%
10 years	9.48%
22+ years	11.14%

Source: Bloomberg.

Focused on credit research

For all three of the Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach. This means we select bonds for the Funds on an

2

issuer-by-issuer basis, rather than based on our top-down view of interest rates or economic and market conditions. And we rely on diligent credit research to identify securities we believe offer the Funds’ shareholders a favorable trade-off between risk and reward.

Given this process, the Funds tend to have relatively low allocations to bonds with high credit ratings and greater exposure to securities with lower-investment-grade or below-investment-grade credit ratings. By focusing on higher yielding bonds with solid underlying credit quality, we believe we can potentially add value for the Funds’ shareholders. That said, it was sometimes difficult to find as many suitable lower-rated, higher yielding Minnesota bonds as we wished. This reflects changing issuance patterns in Minnesota’s municipal marketplace, highlighted by a greater proportion of relatively highly rated state and local general obligation and school district bonds with relatively low coupons. In this environment, our approach has been to seek a favorable trade-off between risk and reward potential while maintaining our overall, credit-oriented management approach.

At fiscal year end on Aug. 31, 2019, roughly 31% of the net assets of Delaware Tax-Free Minnesota Fund was invested in bonds with lower-investment-grade credit ratings (A and BBB), and approximately 22% of the net assets of Delaware Tax-Free Minnesota Intermediate Fund was invested in these same credit tiers. Both Funds also maintained allocations to high yield municipal bonds, securities with credit ratings below BBB. By prospectus, both Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold in both Funds throughout the fiscal year. Whenever we invest in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer the Funds’ shareholders a favorable risk-reward balance.

Consistent with its mandate, Delaware Minnesota High-Yield Municipal Bond Fund maintained the largest exposure to high yield bonds of the three Funds. As of Aug. 31, 2019, more than 38% of this Fund’s net assets was held in bonds with credit ratings below BBB, including nonrated bonds.

Portfolio positioning

Throughout the fiscal year, our main objective was to maintain the Funds’ existing credit positioning as best we could. Our challenge was that when interest rates fell, the Funds experienced naturally shortening durations, as various longtime portfolio holdings approached their maturity or call dates.

Because our management approach entails keeping the Funds’ duration (that is, interest rate sensitivity) relatively neutral compared with peer funds – a reflection of our view that we can more effectively add value through credit selection than by trying to anticipate the direction of interest rate movements – we needed to take proactive steps to maintain that neutral stance in a falling interest rate environment.

When available, new bond purchases focused on longer-duration bonds, including bonds with longer call dates. Proceeds for new purchases came from investment inflows and from bond maturities and calls. Using the proceeds from the sale of certain shorter-duration holdings also helped us keep the Funds neutrally positioned in an environment of falling interest rates, while maintaining the credit-oriented investment approach we regularly follow.

Although we believe we were often successful in accomplishing our objectives, our ability to do so was more limited in the Minnesota municipal bond marketplace than we preferred. Unlike in other state markets, where we were frequent buyers of noncallable debt, bonds with this structure were harder to come by in Minnesota, which features a large amount of shorter-call supply. Against this backdrop, we tried to accomplish our duration

3

Portfolio management review

Delaware Funds® by Macquarie Minnesota municipal bond funds

objectives methodically, even as we found it challenging to do so within desired time frames.

Notable performance factors

As noted, longer-maturity bonds tended to outperform shorter-maturity bonds for this fiscal year, while lower-quality issues generally outperformed their higher-rated counterparts. Such trends are evident as we highlight some of the Funds’ strongest- and weakest-performing securities over the 12 months.

In both Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, for example, the strongest-performing holding consisted of charter school bonds for Stride Academy, which gained more than 23%. Both Funds, along with Delaware Tax-Free Minnesota Intermediate Fund, also benefited from an education bond issue of Academia Cesar Chavez Charter School, which returned more than 17%. Both issues benefited from relatively long maturities and lower credit ratings. The Chavez Charter School bonds also benefited from improvements in the school’s academic performance following a probationary period.

Another leading performer in Delaware Tax-Free Minnesota Intermediate Fund consisted of bonds for Maple Grove Hospital, which gained close to 14% for the Fund’s fiscal year, reflecting the bonds’ relatively longer maturity and lower credit quality.

Not surprisingly, many of the weakest individual performers across the Funds were bonds with short call or maturity dates, high credit quality, or both. In Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Intermediate Fund, for example, the lowest-returning holdings were issues of Allina Health, whose return of less than 2% was emblematic of the securities’ short call dates.

Meanwhile, pre-refunded bonds of the Dakota and Washington Counties Housing and Redevelopment Authority of the City of Anoka returned less than 2% for Delaware Tax-Free Minnesota Fund. As these short-duration, high-quality bonds prepared to hit their maturity date at fiscal year end, we were not disappointed to see them go in light of their high coupon. A similar issue underperformed in Delaware Tax-Free Minnesota Intermediate Fund, also returning less than 2%.

The lowest-returning holdings for Delaware Minnesota High-Yield Municipal Bond Fund were a couple of pre-refunded bonds, including issues of the University of St. Thomas and Samaritan Bethany. Both bonds returned less than 2% for the Fund for the fiscal year.

Minnesota economic backdrop

Minnesota is supported by a diverse economy with employment anchored by the manufacturing, real estate, and healthcare and social services sectors. Other relevant notes:

●	Nonfarm employment remained flat year over year and totaled 3.0 million in July 2019, while the July unemployment rate was 3.4%, stronger than the national average of 3.7%.

●	Per capita personal income has consistently remained above the national average and was 8% above the national average for the most recent estimate.

●	General Fund net receipts collected during fiscal year 2019 are projected to total $23.4 billion, which would be 2.8% above projections and 6.2% above the prior fiscal year.

●	Net income tax collections for fiscal year 2019 are expected to be 3.8% higher than projections, while sales tax receipts are expected to be 1.2% above the forecast.

4

●	The state’s rainy-day fund has grown to nearly $2.5 billion as of fiscal year end 2019. The biennial budget for fiscal years 2020 and 2021 totals $48.5 billion, a 6.5% increase from the previous biennial budget, with a projected deficit of $315 million.

Sources: bls.gov, bea.gov, ncsl.org, Minnesota Management and Budget.

5

Performance summaries
Delaware Tax-Free Minnesota Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2019
	1 year	5 years	10 years	Lifetime
Class A (Est. Feb. 27, 1984)
Excluding sales charge	+7.54%	+3.33%	+4.22%	+6.19%
Including sales charge	+2.72%	+2.37%	+3.75%	+6.05%
Class C (Est. May 4, 1994)
Excluding sales charge	+6.73%	+2.56%	+3.44%	+4.07%
Including sales charge	+5.73%	+2.56%	+3.44%	+4.07%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.81%	+3.60%	n/a	+4.54%
Including sales charge	+7.81%	+3.60%	n/a	+4.54%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the

6

bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.60% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.94%	1.69%	0.69%
(without fee waivers)
Net expenses	0.85%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

7

Performance summaries

Delaware Tax-Free Minnesota Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

8

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 6 through 9.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class C	DMOCX	928918408
Institutional Class	DMNIX	928918705

9

Performance summaries
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2019
	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 27, 1985)
Excluding sales charge	+7.00%	+2.89%	+3.55%	+4.73%
Including sales charge	+4.02%	+2.32%	+3.26%	+4.64%
Class C (Est. May 4, 1994)
Excluding sales charge	+6.09%	+2.00%	+2.68%	+3.31%
Including sales charge	+5.09%	+2.00%	+2.68%	+3.31%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.06%	+3.02%	n/a	+3.70%
Including sales charge	+7.06%	+3.02%	n/a	+3.70%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	+8.16%	+3.42%	+4.15%	+4.06%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 11. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.** Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the

10

time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.56% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.*** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.71%	1.56%	0.56%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

*** The aggregate contractual waiver period covering this report is from April 1, 2018 through Dec. 28, 2019.

11

Performance summaries

Delaware Tax-Free Minnesota Intermediate Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

12

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 11. Please note additional details on pages 10 through 13.

The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, US tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class C	DVSCX	928930205
Institutional Class	DMIIX	92910U109

13

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2019
	1 year	5 years	10 years	Lifetime
Class A (Est. June 4, 1996)
Excluding sales charge	+8.33%	+3.84%	+4.89%	+5.10%
Including sales charge	+3.48%	+2.90%	+4.40%	+4.89%
Class C (Est. June 7, 1996)
Excluding sales charge	+7.51%	+3.07%	+4.10%	+4.32%
Including sales charge	+6.51%	+3.07%	+4.10%	+4.32%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.50%	+4.09%	n/a	+5.05%
Including sales charge	+8.50%	+4.09%	n/a	+5.05%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 15. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the

14

bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.99%	1.74%	0.74%
(without fee waivers)
Net expenses	0.89%	1.64%	0.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

15

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

16

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 15. Please note additional details on pages 14 through 17.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class C	DVMMX	928928282
Institutional Class	DMHIX	928928175

17

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2019 to Aug. 31, 2019.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

18

Delaware Tax-Free Minnesota Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*
Actual Fund return†
Class A	$1,000.00	$1,058.60	0.85%	$4.41
Class C	1,000.00	1,054.50	1.60%	8.29
Institutional Class	1,000.00	1,060.80	0.60%	3.12

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free Minnesota Intermediate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*
Actual Fund return†
Class A	$1,000.00	$1,051.50	0.71%	$3.67
Class C	1,000.00	1,047.00	1.56%	8.05
Institutional Class	1,000.00	1,052.30	0.56%	2.90
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.63	0.71%	$3.62
Class C	1,000.00	1,017.34	1.56%	7.93
Institutional Class	1,000.00	1,022.38	0.56%	2.85

19

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

Delaware Minnesota High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*
Actual Fund return†
Class A	$1,000.00	$1,066.00	0.89%	$4.63
Class C	1,000.00	1,061.90	1.64%	8.52
Institutional Class	1,000.00	1,067.30	0.64%	3.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.72	0.89%	$4.53
Class C	1,000.00	1,016.94	1.64%	8.34
Institutional Class	1,000.00	1,021.98	0.64%	3.26

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

20

Security type / sector / state / territory allocations

Delaware Tax-Free Minnesota Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	103.05%
Corporate Revenue Bond	0.62%
Education Revenue Bonds	18.51%
Electric Revenue Bonds	9.51%
Healthcare Revenue Bonds	27.75%
Housing Revenue Bonds	0.41%
Lease Revenue Bonds	2.79%
Local General Obligation Bonds	9.79%
Pre-Refunded/Escrowed to Maturity Bonds	7.78%
Special Tax Revenue Bonds	3.03%
State General Obligation Bonds	12.44%
Transportation Revenue Bonds	7.35%
Water & Sewer Revenue Bonds	3.07%
Short-Term Investments	1.53%
Total Value of Securities	104.58%
Liabilities Net of Receivables and Other Assets	(4.58%)
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Minnesota Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.38%
Minnesota	101.78%
Puerto Rico	2.06%
US Virgin Islands	0.36%
Total Value of Securities	104.58%

21

Security type / sector / state / territory allocations

Delaware Tax-Free Minnesota Intermediate Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.85%
Corporate Revenue Bond	0.32%
Education Revenue Bonds	15.20%
Electric Revenue Bonds	10.09%
Healthcare Revenue Bonds	31.14%
Housing Revenue Bond	0.38%
Lease Revenue Bonds	5.19%
Local General Obligation Bonds	7.39%
Pre-Refunded/Escrowed to Maturity Bonds	7.08%
Special Tax Revenue Bonds	2.26%
State General Obligation Bonds	9.08%
Transportation Revenue Bonds	8.04%
Water & Sewer Revenue Bonds	1.68%
Short-Term Investments	2.16%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Minnesota Intermediate Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Minnesota	98.48%
Puerto Rico	1.53%
Total Value of Securities	100.01%

22

Security type / sector / state / territory allocations

Delaware Minnesota High-Yield Municipal Bond Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.96%
Corporate Revenue Bond	0.98%
Education Revenue Bonds	19.80%
Electric Revenue Bonds	7.78%
Healthcare Revenue Bonds	33.97%
Housing Revenue Bonds	1.81%
Lease Revenue Bonds	2.39%
Local General Obligation Bonds	7.50%
Pre-Refunded/Escrowed to Maturity Bonds	5.38%
Special Tax Revenue Bonds	5.02%
State General Obligation Bonds	8.43%
Transportation Revenue Bonds	4.40%
Water & Sewer Revenue Bonds	1.50%
Short-Term Investments	1.59%
Total Value of Securities	100.55%
Liabilities Net of Receivables and Other Assets	(0.55%)
Total Net Assets	100.00%

* As of the date of this report, Delaware Minnesota High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.34%
Minnesota	96.22%
Puerto Rico	3.99%
Total Value of Securities	100.55%

23

Schedules of Investments

Delaware Tax-Free Minnesota Fund	August 31, 2019

	Principal amount°	Value (US $)
Municipal Bonds – 103.05%
Corporate Revenue Bond – 0.62%
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project)
Series 7 144A 4.50% 10/1/37 (AMT)#	3,565,000	$3,621,149

		3,621,149

Education Revenue Bonds – 18.51%
Bethel Charter School Lease Revenue
(Spectrum High School Project)
Series A 4.00% 7/1/32	840,000	906,175
Series A 4.25% 7/1/47	1,550,000	1,652,021
Series A 4.375% 7/1/52	400,000	428,412
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	2,260,000	2,348,976
Series A 5.00% 3/1/39	385,000	395,969
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	268,457
Series A 5.00% 7/1/45	1,390,000	1,470,995
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project) Series A 5.50% 7/1/50	2,000,000	2,199,960
Duluth Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project)
Series A 5.00% 11/1/38	700,000	778,281
Series A 5.00% 11/1/48	2,800,000	3,075,604
Duluth Independent School District No. 709 Certificates of Participation
Series B 5.00% 2/1/28	350,000	441,529
Forest Lake Charter School Lease Revenue Fund
(Lakes International Language Academy Project)
Series A 5.25% 8/1/43	400,000	445,808
Series A 5.375% 8/1/50	1,690,000	1,889,217
Series A 5.50% 8/1/36	580,000	625,808
Series A 5.75% 8/1/44	1,190,000	1,283,177
Ham Lake Charter School Lease Revenue
(Davinci Academy Project)
Series A 5.00% 7/1/36	765,000	819,950
Series A 5.00% 7/1/47	2,290,000	2,426,873
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	580,000	619,620
Series A 5.00% 7/1/44	1,770,000	1,869,934

24

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/31	885,000	$970,845
Series A 5.00% 7/1/47	2,300,000	2,469,441
Minneapolis Student Housing Revenue (Riverton Community Housing Project)
5.25% 8/1/39	470,000	506,345
5.50% 8/1/49	2,260,000	2,449,433
Minnesota Colleges & Universities Revenue Fund Series A 5.00% 10/1/26	4,990,000	6,271,681
Minnesota Higher Education Facilities Authority Revenue
(Bethel University)
5.00% 5/1/32	1,375,000	1,639,124
5.00% 5/1/37	1,250,000	1,469,563
5.00% 5/1/47	250,000	289,045
(Carleton College)
4.00% 3/1/35	1,000,000	1,146,610
4.00% 3/1/36	415,000	474,648
5.00% 3/1/44	2,085,000	2,534,463
(College of St. Benedict) Series 8-K 4.00% 3/1/43	1,000,000	1,067,150
(College of St. Scholastica)
4.00% 12/1/29	280,000	330,663
4.00% 12/1/30	290,000	339,425
4.00% 12/1/33	500,000	571,820
4.00% 12/1/34	500,000	569,220
4.00% 12/1/40	1,200,000	1,347,072
(Gustavus Adolphus College) 5.00% 10/1/47	5,600,000	6,625,696
(St. Catherine University)
Series A 4.00% 10/1/36	925,000	1,017,111
Series A 5.00% 10/1/35	875,000	1,058,339
Series A 5.00% 10/1/45	2,120,000	2,512,645
(St. John’s University)
Series 8-I 5.00% 10/1/32	500,000	592,970
Series 8-I 5.00% 10/1/33	250,000	295,825
(St. Olaf College)
Series 8-G 5.00% 12/1/31	670,000	804,824
Series 8-G 5.00% 12/1/32	670,000	803,719
Series 8-N 4.00% 10/1/35	500,000	568,315
(St. Scholastica College) Series 7-J 6.30% 12/1/40	1,800,000	1,822,446
(Trustees of The Hamline University)
Series B 5.00% 10/1/37	955,000	1,101,841

25

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(Trustees of The Hamline University)
Series B 5.00% 10/1/38	1,000,000	$1,150,760
Series B 5.00% 10/1/39	170,000	195,362
Series B 5.00% 10/1/40	625,000	716,881
Series B 5.00% 10/1/47	1,060,000	1,207,064
(University of St. Thomas)
4.00% 10/1/36	700,000	822,815
4.00% 10/1/37	750,000	878,347
4.00% 10/1/44	1,255,000	1,439,949
5.00% 10/1/40	500,000	630,375
Series 8-L 5.00% 4/1/35	1,250,000	1,494,813
Series A 4.00% 10/1/34	400,000	456,012
Series A 4.00% 10/1/36	500,000	567,740
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	520,000	555,682
Series A 5.00% 9/1/44	1,165,000	1,226,931
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	2,855,000	3,022,360
St. Cloud Charter School Lease Revenue
(Stride Academy Project) Series A 5.00% 4/1/46	875,000	598,824
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	1,945,000	2,066,990
(Great River School Project)
Series A 144A 4.75% 7/1/29 #	300,000	323,544
Series A 144A 5.50% 7/1/52 #	735,000	795,571
(Nova Classical Academy Project)
Series A 4.00% 9/1/36	500,000	531,695
Series A 4.125% 9/1/47	1,750,000	1,843,853
(Twin Cities Academy Project) Series A 5.30% 7/1/45	1,440,000	1,550,275
University of Minnesota
Series A 5.00% 4/1/34	925,000	1,127,418
Series A 5.00% 9/1/34	2,625,000	3,307,343
Series A 5.00% 4/1/35	3,175,000	3,860,483
Series A 5.00% 4/1/36	2,650,000	3,215,086
Series A 5.00% 4/1/37	1,125,000	1,361,666
Series A 5.00% 9/1/40	1,560,000	1,936,459
Series A 5.00% 9/1/41	1,750,000	2,168,967

26

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
University of Minnesota
Series A 5.00% 4/1/44	3,000,000	$3,813,420

		108,463,730

Electric Revenue Bonds – 9.51%
Chaska Electric Revenue
(Generating Facilities) Series A 5.00% 10/1/30	1,150,000	1,377,987
Minnesota Municipal Power Agency Electric Revenue
4.00% 10/1/41	1,000,000	1,114,160
5.00% 10/1/29	395,000	465,472
5.00% 10/1/30	500,000	587,990
5.00% 10/1/33	1,205,000	1,412,212
5.00% 10/1/47	2,000,000	2,387,780
Series A 5.00% 10/1/30	1,060,000	1,246,539
Series A 5.00% 10/1/34	750,000	878,400
Series A 5.00% 10/1/35	1,525,000	1,785,287
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/27	540,000	657,007
5.00% 1/1/28	350,000	424,077
5.00% 1/1/28	210,000	261,101
5.00% 1/1/29	585,000	706,077
5.00% 1/1/29	220,000	272,334
5.00% 1/1/30	520,000	624,224
5.00% 1/1/31	200,000	244,602
5.00% 1/1/32	210,000	255,238
5.00% 1/1/35	160,000	192,610
5.00% 1/1/36	180,000	216,157
5.00% 1/1/41	400,000	476,016
Series A 5.00% 1/1/25	125,000	139,657
Series A 5.00% 1/1/26	425,000	473,658
Series A 5.00% 1/1/31	520,000	576,779
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	1,255,000	1,007,137
Series WW 5.00% 7/1/28 ‡	1,775,000	1,420,000
Rochester Electric Utility Revenue
Series A 5.00% 12/1/42	1,395,000	1,679,636
Series A 5.00% 12/1/47	2,265,000	2,718,272
Series B 5.00% 12/1/27	295,000	339,734
Series B 5.00% 12/1/28	275,000	315,719
Series B 5.00% 12/1/31	1,365,000	1,562,870
Series B 5.00% 12/1/33	300,000	344,742

27

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Southern Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/41	1,310,000	$1,545,053
Series A 5.00% 1/1/42	1,500,000	1,840,710
Series A 5.00% 1/1/46	2,000,000	2,353,220
Series A 5.00% 1/1/47	3,130,000	3,832,967
Southern Minnesota Municipal Power Agency Revenue Capital Appreciation Series A 6.70% 1/1/25 (NATL)^	5,000,000	4,631,050
St. Paul Housing & Redevelopment Energy Revenue
Series A 4.00% 10/1/30	1,235,000	1,410,815
Series A 4.00% 10/1/31	885,000	1,002,740
Series A 4.00% 10/1/33	365,000	411,034
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/34	4,000,000	4,590,960
Series A 5.00% 1/1/40	3,935,000	4,495,462
Series A 5.00% 1/1/46	3,000,000	3,417,540

		55,695,025

Healthcare Revenue Bonds – 27.75%
Anoka Healthcare & Housing Facilities Revenue
(The Homestead at Anoka Project)
5.125% 11/1/49	1,100,000	1,166,572
5.375% 11/1/34	320,000	349,024
Apple Valley Senior Housing Revenue
(PHS Apple Valley Senior Housing, Inc. - Orchard Path Project)
5.00% 9/1/43	465,000	505,241
5.00% 9/1/58	3,220,000	3,479,661
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
2nd Tier Series B 5.00% 1/1/47	1,725,000	1,757,033
2nd Tier Series B 5.25% 1/1/37	510,000	532,950
4th Tier Series D 7.00% 1/1/37	1,665,000	1,721,510
4th Tier Series D 7.25% 1/1/52	2,500,000	2,606,100
Bethel Housing & Health Care Facilities Revenue
(Benedictine Health System – St. Peter Communities Project) Series A 5.50% 12/1/48	2,350,000	2,490,225
Bethel Senior Housing Revenue
(The Lodge at The Lakes at Stillwater Project)
5.00% 6/1/38	450,000	479,885
5.00% 6/1/48	1,000,000	1,059,520
5.00% 6/1/53	600,000	633,552

28

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
4.00% 11/1/34	500,000	$572,460
4.00% 11/1/41	800,000	897,464
5.00% 11/1/26	500,000	581,495
Crookston Health Care Facilities Revenue
(Riverview Health Project)
5.00% 5/1/38	100,000	112,415
5.00% 5/1/44	1,500,000	1,663,260
5.00% 5/1/51	1,585,000	1,749,095
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/36 #	280,000	293,247
Series A 144A 5.00% 8/1/46 #	2,380,000	2,473,153
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	730,000	749,177
Series A 5.00% 4/1/40	705,000	723,048
Series A 5.00% 4/1/48	315,000	322,330
Duluth Economic Development Authority
(Essentia Health Obligated Group) Series A 5.00% 2/15/48	1,850,000	2,198,743
(St. Luke’s Hospital of Duluth Obligated Group)
5.75% 6/15/32	1,850,000	2,035,129
6.00% 6/15/39	3,570,000	3,961,201
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
4.00% 4/1/24	500,000	526,995
4.00% 4/1/25	660,000	695,594
4.00% 4/1/31	60,000	62,795
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group)
5.375% 8/1/34	660,000	694,643
5.75% 2/1/44	500,000	527,905
(St. John’s Lutheran Home of Albert Lea Project) 5.375% 10/1/44	575,000	601,829
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	2,000,000	2,216,940
5.00% 5/1/27	1,400,000	1,746,640
5.00% 5/1/29	1,000,000	1,232,540

29

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
5.00% 5/1/30	850,000	$1,042,746
5.00% 5/1/31	500,000	609,705
5.00% 5/1/32	500,000	607,015
(North Memorial Health Care)
5.00% 9/1/31	1,000,000	1,179,110
5.00% 9/1/32	1,000,000	1,175,600
Maple Plain Senior Housing & Health Care Revenue
(Haven Homes Incorporate Project) 5.00% 7/1/54	3,500,000	3,723,300
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 4.00% 11/15/48	5,600,000	6,265,168
Series A 5.00% 11/15/33	500,000	595,145
Series A 5.00% 11/15/34	500,000	593,735
Series A 5.00% 11/15/44	1,000,000	1,170,140
Series A 5.00% 11/15/49	3,475,000	4,223,167
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project)
5.00% 11/1/35	500,000	528,690
5.25% 11/1/45	1,950,000	2,055,846
5.375% 11/1/50	455,000	480,830
Minneapolis – St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/28	1,550,000	1,951,481
(Children’s Health Care) Series A 5.25% 8/15/35	2,085,000	2,160,665
Minnesota Agricultural & Economic Development Board Revenue
(Essenthia Health Obligated Group)
Series C-1 5.00% 2/15/30 (AGC)	5,725,000	5,808,471
Series C-1 5.25% 2/15/23 (AGC)	5,000,000	5,096,350
Series C-1 5.50% 2/15/25 (AGC)	5,120,000	5,218,560
Red Wing Senior Housing
(Deer Crest Project)
Series A 5.00% 11/1/27	430,000	445,355
Series A 5.00% 11/1/32	330,000	341,326
Series A 5.00% 11/1/42	1,250,000	1,291,000
Rochester Health Care & Housing Revenue
(The Homestead at Rochester Project) Series A 6.875% 12/1/48	2,980,000	3,271,951

30

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Rochester Health Care Facilities Revenue
(Mayo Clinic) 4.00% 11/15/41	4,515,000	$4,731,585
Series D Remarketing 5.00% 11/15/38	6,405,000	6,549,817
(Olmsted Medical Center Project)
5.00% 7/1/24	295,000	334,751
5.00% 7/1/33	650,000	718,380
5.875% 7/1/30	1,850,000	1,915,915
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/27	1,280,000	1,395,930
Series A 5.30% 9/1/37	1,200,000	1,317,792
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	1,350,000	1,399,329
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	915,000	991,549
5.00% 9/1/24	575,000	669,519
5.00% 9/1/25	750,000	874,365
5.00% 9/1/26	575,000	668,823
5.00% 9/1/27	405,000	469,804
5.00% 9/1/28	425,000	492,507
5.00% 9/1/29	425,000	491,313
5.00% 9/1/34	730,000	826,433
St. Cloud Health Care Revenue
(Centracare Health System Project)
4.00% 5/1/49	4,315,000	4,839,143
5.00% 5/1/48	5,090,000	6,287,321
Series A 4.00% 5/1/37	965,000	1,072,752
Series A 5.00% 5/1/46	3,715,000	4,383,849
Unrefunded Balance 5.125% 5/1/30	740,000	758,433
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A-1 Unrefunded Balance 5.25% 11/15/29	2,825,000	2,848,702
(Fairview Health Services)
Series A 4.00% 11/15/43	2,450,000	2,733,343
Series A 5.00% 11/15/47	1,560,000	1,884,012
(HealthPartners Obligated Group Project)
Series A 5.00% 7/1/29	2,200,000	2,609,882
Series A 5.00% 7/1/32	3,000,000	3,494,160
Series A 5.00% 7/1/33	1,260,000	1,461,411

31

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project) 5.125% 5/1/48	3,100,000	$3,195,077
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project)
Series A 5.30% 11/1/30	500,000	500,295
Series A 5.375% 5/1/43	500,000	500,150
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
3.75% 8/1/36	500,000	518,485
4.00% 8/1/44	800,000	833,320
5.00% 8/1/49	1,000,000	1,106,450
5.00% 8/1/54	875,000	966,026
West St. Paul Housing and Health Care Facilities Revenue
(Walker Westwood Ridge Campus Project)
4.50% 11/1/40	250,000	261,475
4.75% 11/1/52	750,000	790,020
Winona Health Care Facilities Revenue
(Winona Health Obligation Group)
4.50% 7/1/25	850,000	882,496
4.65% 7/1/26	540,000	561,913
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury)
5.00% 12/1/34	500,000	536,100
5.125% 12/1/44	1,605,000	1,703,547
5.25% 12/1/49	750,000	798,630

		162,629,531

Housing Revenue Bonds – 0.41%
Minnesota Housing Finance Agency Homeownership Finance (Mortgage-Backed Securities Program)
Series D 4.70% 1/1/31 (GNMA) (FNMA) (FHLMC)	965,000	976,831
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	1,330,000	1,428,979

		2,405,810

Lease Revenue Bonds – 2.79%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,250,000	1,417,963
Series A 5.00% 6/1/43	3,835,000	4,341,680
Series B 5.00% 3/1/28	2,500,000	2,731,575

32

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Minnesota Housing Finance Agency
(State Appropriation – Housing Infrastructure)
Series C 5.00% 8/1/34	1,565,000	$1,829,047
Series C 5.00% 8/1/35	1,645,000	1,919,962
University of Minnesota Special Purpose Revenue
(State Supported Biomed Science Research Facilities Funding Project)
Series A 5.00% 8/1/35	3,960,000	4,093,294

		16,333,521

Local General Obligation Bonds – 9.79%
Brainerd Independent School District No. 181
(School Building)
Series A 4.00% 2/1/38	1,500,000	1,692,720
Series A 4.00% 2/1/43	3,500,000	3,911,390
Burnsville-Eagan-Savage Independent School District No. 191
(Alternative Facilities)
Series A 4.00% 2/1/28	920,000	1,040,814
Series A 4.00% 2/1/29	1,800,000	2,033,226
Chaska Independent School District No. 112
(School Building) Series A 5.00% 2/1/27	1,905,000	2,351,227
Duluth
(DECC Improvement)
Series A 5.00% 2/1/32	1,000,000	1,212,030
Series A 5.00% 2/1/33	3,585,000	4,336,846
Duluth Independent School District No. 709
Series A 4.00% 2/1/27	160,000	181,293
Series A 4.00% 2/1/28	1,250,000	1,413,675
Hennepin County
Series A 5.00% 12/1/26	1,885,000	2,398,022
Series A 5.00% 12/1/36	940,000	1,163,513
Series A 5.00% 12/1/37	2,850,000	3,597,527
Series A 5.00% 12/1/37	2,645,000	3,265,411
Series A 5.00% 12/1/38	3,310,000	4,168,548
Series B 5.00% 12/1/30	1,000,000	1,256,670
Series B 5.00% 12/15/39	5,000,000	6,426,350
Series C 5.00% 12/1/28	1,500,000	1,999,320
Series C 5.00% 12/1/30	1,245,000	1,564,554
Series C 5.00% 12/1/37	3,000,000	3,703,680
Mounds View Independent School District No. 621
(Minnesota School District Credit Enhancement
Program) Series A 4.00% 2/1/43	3,000,000	3,348,270

33

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Mountain Iron-Buhl Independent School District No. 712
(School Building) Series A 4.00% 2/1/26	1,315,000	$1,540,128
St. Michael-Albertville Independent School District No. 885
(School Building) Series A 5.00% 2/1/27	1,865,000	2,299,265
Wayzata Independent School District No. 284
Series A 5.00% 2/1/28	1,950,000	2,480,810

		57,385,289

Pre-Refunded/Escrowed to Maturity Bonds – 7.78%
Anoka Health Care Facilities Revenue
(The Homestead at Anoka Project) Series A 7.00% 11/1/40-19§	1,000,000	1,019,090
Dakota & Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue
(City of Anoka) 8.45% 9/1/19 (GNMA) (AMT)	9,000,000	9,000,000
(City of Bloomington)
Series B 8.375% 9/1/21 (GNMA) (AMT)	14,115,000	15,970,276
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University)
Series 7-Q 5.00% 10/1/23-22§	350,000	389,805
Series 7-Q 5.00% 10/1/24-22§	475,000	529,022
Series 7-Q 5.00% 10/1/27-22§	200,000	222,746
Rochester Healthcare & Housing Revenue
(Samaritan Bethany Project) Series A 7.375% 12/1/41-19§	5,220,000	5,297,256
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25§	910,000	1,114,695
Series A 5.00% 11/15/30-25§	670,000	820,710
University of Minnesota
Series A 5.25% 12/1/29-20§	1,850,000	1,945,331
Series A 5.50% 7/1/21	8,795,000	9,281,276

		45,590,207

Special Tax Revenue Bonds – 3.03%
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund)
Series 2-A 6.00% 12/1/40	3,000,000	3,174,090
Minneapolis Revenue
(YMCA Greater Twin Cities Project) 4.00% 6/1/30	250,000	279,190
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.375% 7/1/46 ^	11,323,000	3,040,678

34

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.625% 7/1/51 ^	12,906,000	$2,508,152
(Restructured)
Series A-1 4.75% 7/1/53	3,143,000	3,230,407
Series A-1 5.00% 7/1/58	835,000	872,709
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/30	655,000	771,878
Series G 5.00% 11/1/31	1,500,000	1,760,760
Virgin Islands Public Finance Authority
(Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	2,000,000	2,130,480

		17,768,344

State General Obligation Bonds – 12.44%
Minnesota
Series A Unrefunded Balance 5.00% 10/1/24	4,555,000	4,922,133
Series A Unrefunded Balance 5.00% 10/1/27	5,200,000	5,610,176
(State Trunk Highway)
Series B 5.00% 10/1/29	5,000,000	5,386,900
Series E 5.00% 10/1/26	3,395,000	4,298,579
(Various Purposes)
Series A 5.00% 8/1/25	5,545,000	6,589,013
Series A 5.00% 8/1/27	7,840,000	9,582,989
Series A 5.00% 8/1/29	2,500,000	3,040,425
Series A 5.00% 8/1/30	4,200,000	4,937,940
Series A 5.00% 8/1/32	3,875,000	4,541,733
Series A 5.00% 8/1/33	2,075,000	2,693,599
Series A 5.00% 10/1/33	1,000,000	1,271,250
Series A 5.00% 8/1/35	2,975,000	3,837,780
Series A 5.00% 8/1/38	3,450,000	4,412,515
Series A Unrefunded Balance 4.00% 8/1/27	955,000	1,027,007
Series D 5.00% 8/1/26	6,000,000	7,563,780
Series D 5.00% 8/1/27	2,525,000	3,174,001

		72,889,820

Transportation Revenue Bonds – 7.35%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Senior)
Series A 5.00% 1/1/28	1,250,000	1,265,750
Series C 5.00% 1/1/29	350,000	438,211
Series C 5.00% 1/1/33	850,000	1,045,899
Series C 5.00% 1/1/36	600,000	732,390
Series C 5.00% 1/1/41	600,000	724,398

35

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Senior)
Series C 5.00% 1/1/46	1,595,000	$1,913,266
(Subordinate)
Series A 5.00% 1/1/35	1,000,000	1,138,250
Series A 5.00% 1/1/44	3,000,000	3,763,950
Series A 5.00% 1/1/49	5,000,000	6,229,000
Series B 5.00% 1/1/26	575,000	626,003
Series B 5.00% 1/1/27	1,160,000	1,261,210
Series B 5.00% 1/1/28	2,750,000	2,986,637
Series B 5.00% 1/1/29	120,000	130,152
Series B 5.00% 1/1/30	1,675,000	1,813,489
Series B 5.00% 1/1/31	1,750,000	1,891,347
Series B 5.00% 1/1/44 (AMT)	5,095,000	6,301,292
Series B 5.00% 1/1/49 (AMT)	6,150,000	7,570,650
St. Paul Port Authority Revenue
(Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	3,200,000	3,254,528

		43,086,422

Water & Sewer Revenue Bonds – 3.07%
Guam Government Waterworks Authority 5.00% 7/1/40	1,930,000	2,243,278
Metropolitan Council General Obligation Wastewater Revenue
(Minneapolis-St. Paul Metropolitan Area)
Series B 4.00% 9/1/27	2,400,000	2,609,640
Series B 5.00% 9/1/25	2,000,000	2,229,700
Series C 4.00% 3/1/31	3,120,000	3,686,498
Series C 4.00% 3/1/32	3,225,000	3,792,213
Series E 5.00% 9/1/23	2,000,000	2,230,320
Minnesota Public Facilities Authority Series B 4.00% 3/1/26	1,000,000	1,181,450

		17,973,099

Total Municipal Bonds (cost $568,514,354)		603,841,947

36

	Principal amount°	Value (US $)
Short-Term Investments – 1.53%
Variable Rate Demand Notes – 1.53%¤
Minneapolis Health Care System Revenue (Fairview Health Services)
Series C 1.37% 11/15/48 (LOC – Wells Fargo Bank N.A.)	3,825,000	$3,825,000
Minneapolis – St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue
(Allina Health System) Series B-2 1.37% 11/15/35
(LOC – JPMorgan Chase Bank N.A.)	2,950,000	2,950,000
(Children’s Hospitals and Clinics)
Series A 0.75% 8/15/34 (AGM) (SPA - US Bank N.A.)	1,000,000	1,000,000
Series A-2 0.75% 8/15/37 (AGM) (SPA - US Bank N.A.)	1,000,000	1,000,000
Series B 0.74% 8/15/25 (AGM) (SPA - US Bank N.A.)	200,000	200,000

Total Short-Term Investments (cost $8,975,000)		8,975,000

Total Value of Securities – 104.58% (cost $577,489,354)		$612,816,947

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $10,529,024, which represents 1.80% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

37

Schedules of investments

Delaware Tax-Free Minnesota Fund

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHLMC – Federal Home Loan Mortgage Corporation collateral

FNMA – Federal National Mortgage Association collateral

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

38

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2019

	Principal amount°	Value (US $)
Municipal Bonds – 97.85%
Corporate Revenue Bond – 0.32%
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT)#	255,000	$259,016

		259,016

Education Revenue Bonds – 15.20%
Bethel Charter School Lease Revenue
(Spectrum High School Project) Series A 4.00% 7/1/32	425,000	458,481
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project) Series A 5.00% 3/1/34	485,000	504,094
Cologne Charter School Lease Revenue
(Cologne Academy Project) Series A 5.00% 7/1/29	305,000	332,057
Duluth Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project) Series A 5.00% 11/1/38	400,000	444,732
Forest Lake Charter School Lease Revenue Fund
(Lakes International Language Academy Project) Series A 5.50% 8/1/36	420,000	453,172
Hugo Charter School Lease Revenue
(Noble Academy Project) Series A 5.00% 7/1/29	530,000	572,071
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project) Series A 5.00% 7/1/31	500,000	548,500
Minneapolis Student Housing Revenue
(Riverton Community Housing Project) 5.25% 8/1/39	525,000	565,598
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) 5.00% 5/1/32	525,000	625,847
(Gustavus Adolphus College) 5.00% 10/1/34	435,000	528,416
5.00% 10/1/35	555,000	671,905
(St. Catherine University) Series A 5.00% 10/1/35	565,000	683,384
(St. John’s University) Series 8-I 5.00% 10/1/31	130,000	154,222
(St. Olaf College)
Series 8-G 5.00% 12/1/31	125,000	150,154
Series 8-G 5.00% 12/1/32	125,000	149,947
(St. Scholastica College) Series H 5.125% 12/1/30	1,000,000	1,009,640
(University of St. Thomas)
4.00% 10/1/36	300,000	352,635
5.00% 10/1/34	350,000	449,239
5.00% 10/1/35	750,000	959,505
Series 7-U 4.00% 4/1/26	1,400,000	1,531,194
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	325,000	344,051

39

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	340,000	$361,325
(Great River School Project) Series A 144A 5.25% 7/1/33 #	140,000	153,423
(Twin Cities Academy Project) Series A 5.30% 7/1/45	260,000	279,911

		12,283,503

Electric Revenue Bonds – 10.09%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project)
Series E 5.00% 1/1/21	1,095,000	1,151,152
Series E 5.00% 1/1/23	1,000,000	1,085,670
Chaska Electric Revenue
Series A 5.00% 10/1/28	250,000	302,147
Minnesota Municipal Power Agency Electric Revenue
Series A 5.00% 10/1/29	500,000	589,205
Series A 5.00% 10/1/30	240,000	282,235
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/29	150,000	181,045
5.00% 1/1/30	235,000	289,111
5.00% 1/1/31	350,000	417,970
Series A 5.00% 1/1/25	200,000	223,452
Rochester Electric Utility Revenue
Series A 5.00% 12/1/28	300,000	376,326
Series A 5.00% 12/1/29	500,000	624,975
Series A 5.00% 12/1/31	575,000	710,413
St. Paul Housing & Redevelopment Energy Revenue Series A 4.00% 10/1/30	425,000	485,503
Western Minnesota Municipal Power Agency Revenue Series A 5.00% 1/1/33	1,250,000	1,435,538

		8,154,742

Healthcare Revenue Bonds – 31.14%
Anoka Healthcare & Housing Facilities Revenue
(The Homestead at Anoka Project) 5.375% 11/1/34	270,000	294,489
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
3rd Tier Series C 4.25% 1/1/27	500,000	492,245
3rd Tier Series C 5.00% 1/1/32	420,000	420,882

40

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Bethel Housing & Health Care Facilities Revenue
(Benedictine Health System - St. Peter Communities Project) Series A 5.50% 12/1/48	250,000	$264,917
Bethel Senior Housing Revenue
(The Lodge at the Lakes at Stillwater Project) 5.00% 6/1/38	250,000	266,603
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project) 5.00% 11/1/24	600,000	701,442
Crookston Health Care Facilities Revenue
(RiverView Health Project) 5.00% 5/1/38	400,000	449,660
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project) Series A 144A 5.00% 8/1/36 #	480,000	502,709
Duluth Economic Development Authority
(Essentia Health Obligated Group) Series A 5.00% 2/15/37	750,000	906,630
(St. Luke’s Hospital of Duluth Obligated Group) 5.75% 6/15/32	750,000	825,053
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 4.00% 4/1/26	270,000	284,191
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group) 4.25% 8/1/24	568,334	588,169
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	500,000	554,235
5.00% 5/1/28	1,000,000	1,237,140
(North Memorial Health Care) 5.00% 9/1/31	320,000	377,315
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	595,145
Series A 5.00% 11/15/34	500,000	593,735
Series A 5.00% 11/15/49	1,000,000	1,215,300
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project) 5.00% 11/1/35	530,000	560,411
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/27	1,205,000	1,520,818
(Children’s Health Care) Series A 5.25% 8/15/25	1,000,000	1,036,380

41

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Minnesota Agricultural & Economic Development Board Revenue
(Essenthia Health Obligated Group) Series C-1 5.50% 2/15/25 (AGC)	2,500,000	$2,548,125
Rochester Health Care Facilities Revenue
(Mayo Clinic) Series C 4.50% 11/15/38 •	925,000	990,296
(Olmsted Medical Center Project) 5.125% 7/1/20	220,000	227,231
Sartell Health Care Facilities Revenue
(Country Manor Campus Project) Series A 5.00% 9/1/21	1,050,000	1,121,631
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	575,000	596,011
St. Cloud Health Care Revenue
(Centracare Health System Project) 5.00% 5/1/48	810,000	1,000,536
Unrefunded Balance 5.125% 5/1/30	360,000	368,968
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Unrefunded Balance Series A-2 5.25% 11/15/28	975,000	983,346
(Fairview Health Services) Series A 5.00% 11/15/47	275,000	332,118
(HealthPartners Obligated Group Project)
5.00% 7/1/32	1,000,000	1,164,720
5.00% 7/1/33	200,000	231,970
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project) 5.00% 5/1/33	500,000	524,470
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
5.00% 8/1/34	125,000	140,569
5.00% 8/1/35	150,000	168,312
West St. Paul, Housing and Health Care Facilities Revenue
(Walker Westwood Ridge Campus Project) 5.00% 11/1/37	500,000	542,070
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury) 5.00% 12/1/34	500,000	536,100

		25,163,942

Housing Revenue Bond – 0.38%
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	285,000	306,210

		306,210

42

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds – 5.19%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,100,000	$1,247,807
Series A 5.00% 6/1/43	715,000	809,466
Series B 5.00% 3/1/27	1,000,000	1,093,400
St. Paul Housing & Redevelopment Authority
(Minnesota Public Radio Project) 5.00% 12/1/25	1,000,000	1,042,080

		4,192,753

Local General Obligation Bonds – 7.39%
Duluth Independent School District No. 709
Series A 4.00% 2/1/28	250,000	282,735
Hennepin County
Series A 5.00% 12/1/36	1,500,000	1,856,670
Series A 5.00% 12/1/38	1,055,000	1,328,646
Series C 5.00% 12/1/30	1,500,000	1,885,005
St. Michael-Albertville Independent School District No. 885
(School Building) Series A 5.00% 2/1/27	500,000	616,425

		5,969,481

Pre-Refunded/Escrowed to Maturity Bonds – 7.08%
Anoka Housing Facilities Revenue
(Senior Homestead Anoka Project) Series B 6.875% 11/1/34-19§	750,000	764,213
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University) Series 7-Q 5.00% 10/1/22	425,000	473,335
Rochester Healthcare & Housing Revenue
(Samaritan Bethany Project) Series A 6.875% 12/1/29-19§	950,000	963,015
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A-2 5.25% 11/15/28-19§	1,025,000	1,033,313
St. Paul Housing & Redevelopment Authority Hospital Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25§	165,000	202,115
Series A 5.00% 11/15/30-25§	120,000	146,993
University of Minnesota
Series A 5.00% 12/1/23-20§	1,000,000	1,048,460
Series D 5.00% 12/1/26-21§	1,000,000	1,087,040

		5,718,484

43

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds – 2.26%
Minneapolis Revenue
(YMCA Greater Twin Cities Project) 4.00% 6/1/27	100,000	$113,210
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A1 4.55% 7/1/40	830,000	856,718
Series A-2 4.536% 7/1/53	378,000	384,131
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	400,000	473,804

		1,827,863

State General Obligation Bonds – 9.08%
Minnesota
Series A 5.00% 8/1/33	285,000	369,964
Series A 5.00% 8/1/34	1,000,000	1,293,910
Series D 5.00% 8/1/26	2,500,000	3,151,575
Series D 5.00% 8/1/27	1,500,000	1,885,545
Series E 5.00% 10/1/26	500,000	633,075

		7,334,069

Transportation Revenue Bonds – 8.04%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Senior) Series B 5.00% 1/1/22 (AMT)	1,000,000	1,002,690
(Subordinate)
Series B 5.00% 1/1/26	710,000	772,977
Series B 5.00% 1/1/31	750,000	810,577
Series B 5.00% 1/1/44 (AMT)	1,100,000	1,360,436
Series D 5.00% 1/1/22 (AMT)	1,000,000	1,012,000
St. Paul Housing & Redevelopment Authority
(Parking Enterprise)
Series A 4.00% 8/1/26	450,000	517,631
Series A 4.00% 8/1/27	545,000	622,995
Series A 4.00% 8/1/28	350,000	398,727

		6,498,033

Water & Sewer Revenue Bonds – 1.68%
Metropolitan Council General Obligation Wastewater Revenue (Minneapolis – St. Paul Metropolitan Area)
Series C 4.00% 3/1/31	565,000	667,587
Series C 4.00% 3/1/32	585,000	687,890

		1,355,477

Total Municipal Bonds (cost $74,495,308)		79,063,573

44

	Principal amount°	Value (US $)
Short-Term Investments – 2.16%
Variable Rate Demand Notes – 2.16%¤
Minneapolis Health Care System Revenue (Fairview Health Services)
Series C
1.37% 11/15/48 (LOC – Wells Fargo Bank N.A.)	500,000	$500,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series B-1 1.37% 11/15/35
(LOC – JPMorgan Chase Bank N.A.)	250,000	250,000
(Children’s Hospitals & Clinics) Series B 0.74% 8/15/25
(AGM) (SPA – US Bank N.A.)	1,000,000	1,000,000

Total Short-Term Investments (cost $1,750,000)		1,750,000

Total Value of Securities – 100.01% (cost $76,245,308)		$80,813,573

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $1,259,199, which represents 1.56% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

45

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

46

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2019

	Principal amount°	Value (US $)
Municipal Bonds – 98.96%
Corporate Revenue Bond – 0.98%
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project)
Series 7 144A 4.50% 10/1/37 (AMT)#	1,920,000	$1,950,240

		1,950,240

Education Revenue Bonds – 19.80%
Bethel Charter School Lease Revenue
(Spectrum High School Project) Series A 4.00% 7/1/37	850,000	906,075
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project) Series A 5.00% 3/1/39	1,270,000	1,306,182
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	268,457
Series A 5.00% 7/1/45	230,000	243,402
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project) Series A 5.50% 7/1/50	1,000,000	1,099,980
Duluth Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project) Series A 5.00% 11/1/48	1,000,000	1,098,430
Forest Lake Charter School Lease Revenue Fund
(Lakes International Language Academy)
Series A 5.375% 8/1/50	660,000	737,801
Series A 5.75% 8/1/44	585,000	630,805
Ham Lake Charter School Lease Revenue
(Davinci Academy Project)
Series A 5.00% 7/1/36	235,000	251,880
Series A 5.00% 7/1/47	710,000	752,437
(Parnassus Preparatory School Project) Series A 5.00% 11/1/47	650,000	694,668
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	165,000	176,271
Series A 5.00% 7/1/44	495,000	522,948
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/36	1,000,000	1,085,260
Series A 5.00% 7/1/47	800,000	858,936
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
144A 4.75% 8/1/43 #	750,000	800,355
144A 5.00% 8/1/53 #	570,000	610,618
5.25% 8/1/39	800,000	861,864

47

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) 5.00% 5/1/47	1,500,000	$1,734,270
(Carleton College) 4.00% 3/1/37	635,000	724,332
(Gustavus Adolphus College) 5.00% 10/1/47	1,000,000	1,183,160
(Minneapolis College of Art & Design) 4.00% 5/1/24	250,000	268,527
4.00% 5/1/25	200,000	214,364
4.00% 5/1/26	100,000	107,019
(St. Catherine University)
Series A 4.00% 10/1/37	580,000	636,115
Series A 5.00% 10/1/45	670,000	794,091
(St. John’s University) Series 8-I 5.00% 10/1/34	215,000	253,945
(St. Olaf College)
Series 8-G 5.00% 12/1/31	205,000	246,252
Series 8-G 5.00% 12/1/32	205,000	245,914
Series 8-N 4.00% 10/1/34	800,000	910,424
Series 8-N 4.00% 10/1/35	590,000	670,612
(St. Scholastica College) Series H 5.125% 12/1/40	750,000	757,230
(Trustees of the Hamline University of Minnesota)
Series B 5.00% 10/1/37	300,000	346,128
Series B 5.00% 10/1/39	770,000	884,876
(University of St. Thomas)
4.00% 10/1/41	1,000,000	1,159,340
4.00% 10/1/44	850,000	975,265
Series A 4.00% 10/1/35	400,000	455,380
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School) Series A 5.00% 9/1/44	1,435,000	1,511,285
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	770,000	815,137
St. Cloud Charter School Lease Revenue
(Stride Academy Project) Series A 5.00% 4/1/46	750,000	513,277
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	1,750,000	1,859,760
(Great River School Project) Series A 144A 5.50% 7/1/52 #	265,000	286,839
(Hmong College Preparatory Academy Project)
Series A 5.75% 9/1/46	500,000	559,045
Series A 6.00% 9/1/51	500,000	565,020

48

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy Project)
Series A 4.00% 9/1/36	1,270,000	$1,350,505
Series A 4.125% 9/1/47	500,000	526,815
(Twin Cities Academy Project) Series A 5.375% 7/1/50	1,500,000	1,616,640
University of Minnesota
Series A 5.00% 4/1/34	2,115,000	2,577,825
Series A 5.00% 9/1/40	900,000	1,117,188
Series A 5.00% 9/1/41	620,000	768,434

		39,541,383

Electric Revenue Bonds – 7.78%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,500,000	1,620,150
Chaska Electric Revenue
Series A 5.00% 10/1/28	350,000	423,007
Hutchinson Utilities Commission Revenue
Series A 5.00% 12/1/22	490,000	550,373
Series A 5.00% 12/1/26	360,000	401,184
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/27	165,000	194,877
5.00% 10/1/47	745,000	889,448
Series A 5.00% 10/1/28	500,000	590,150
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/26	500,000	611,525
5.00% 1/1/28	500,000	605,825
5.00% 1/1/29	470,000	567,276
5.00% 1/1/33	225,000	272,021
5.00% 1/1/34	200,000	241,262
Series A 5.00% 1/1/24	335,000	375,096
Puerto Rico Electric Power Authority
Series CCC 5.25% 7/1/27 ‡	410,000	329,025
Series WW 5.00% 7/1/28 ‡	585,000	468,000
Rochester Electric Utility Revenue
Series A 5.00% 12/1/34	450,000	551,052
Series A 5.00% 12/1/35	500,000	610,785
Series A 5.00% 12/1/36	520,000	633,682
Southern Minnesota Municipal Power Agency Revenue Series A 5.00% 1/1/41	400,000	471,772

49

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
St. Paul Housing & Redevelopment Energy Revenue Series A 4.00% 10/1/32	800,000	$901,624
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/30	500,000	572,500
Series A 5.00% 1/1/33	750,000	861,323
Series A 5.00% 1/1/34	450,000	516,483
Series A 5.00% 1/1/40	2,000,000	2,284,860

		15,543,300

Healthcare Revenue Bonds – 33.97%
Anoka Healthcare & Housing Facilities Revenue
(The Homestead at Anoka Project) 5.125% 11/1/49	400,000	424,208
Anoka Housing & Redevelopment Authority Revenue
(Fridley Medical Center Project) Series A 6.875% 5/1/40	1,000,000	1,018,620
Apple Valley Senior Housing Revenue
(PHS Senior Housing, Inc. Orchard Path Project)
4.50% 9/1/53	840,000	880,421
5.00% 9/1/43	535,000	581,299
5.00% 9/1/58	1,175,000	1,269,752
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
2nd Tier Series B 5.00% 1/1/47	560,000	570,399
4th Tier Series D 7.00% 1/1/37	515,000	532,479
4th Tier Series D 7.25% 1/1/52	1,500,000	1,563,660
Bethel Housing & Health Care Facilities Revenue
(Benedictine Health System - St. Peter Communities
Project) Series A 5.50% 12/1/48	1,280,000	1,356,378
Bethel Senior Housing Revenue
(The Lodge at the Lakes at Stillwater Project) 5.25% 6/1/58	725,000	771,799
Brooklyn Center Multifamily Housing Revenue
(Sanctuary at Brooklyn Center Project) Series A 5.50% 11/1/35	750,000	778,057
City of West St. Paul Minnesota
(Walker Westwood Ridge Campus Project) 5.00% 11/1/49	1,500,000	1,603,035
Cloquet Housing Facilities
(HADC Cloquet Project) Series A 5.00% 8/1/48	850,000	867,629
Crookston Health Care Facilities Revenue
(Riverview Health Project) 5.00% 5/1/51	1,025,000	1,131,118
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project) Series A 144A 5.00% 8/1/51 #	870,000	902,834

50

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	335,000	$343,800
Series A 5.00% 4/1/40	315,000	323,064
Series A 5.00% 4/1/48	185,000	189,305
Duluth Economic Development Authority
(Essentia Health Obligated Group) Series A 5.00% 2/15/48	590,000	701,221
(St. Luke’s Hospital of Duluth Obligated Group)
5.75% 6/15/32	750,000	825,053
6.00% 6/15/39	1,000,000	1,109,580
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 4.00% 4/1/31	185,000	193,617
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group) 5.375% 8/1/34	750,000	789,367
(St. John’s Lutheran Home of Albert Lea Project) 5.375% 10/1/44	165,000	172,699
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	1,155,000	1,280,283
5.00% 5/1/26	1,300,000	1,588,184
5.00% 5/1/29	500,000	616,270
(North Memorial Health Care) 5.00% 9/1/30	610,000	722,679
Maple Plain Senior Housing & Health Care Revenue
(Haven Homes Incorporate Project) 5.00% 7/1/49	1,000,000	1,070,570
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 4.00% 11/15/48	1,000,000	1,118,780
Series A 5.00% 11/15/33	1,200,000	1,428,348
Series A 5.00% 11/15/34	500,000	593,735
Series A 5.00% 11/15/44	1,000,000	1,170,140
Series A 5.00% 11/15/49	1,450,000	1,762,185
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project) 5.375% 11/1/50	1,700,000	1,796,509
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/29	415,000	519,862
Morris Health Care Facilities Revenue
(Farmington Health Services)
4.10% 8/1/44	500,000	504,430
4.20% 8/1/49	1,500,000	1,513,245

51

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Oakdale Senior Housing
(Oak Meadows Project) 5.00% 4/1/34	500,000	$509,535
Rochester Health Care & Housing Revenue
(The Homestead at Rochester Project)
Series A 5.25% 12/1/23	175,000	188,036
Series A 6.875% 12/1/48	800,000	878,376
Rochester Health Care Facilities Revenue
(Mayo Clinic) 4.00% 11/15/41	1,790,000	1,875,866
(Olmsted Medical Center Project)
5.00% 7/1/22	350,000	385,525
5.00% 7/1/27	245,000	276,159
5.00% 7/1/28	225,000	252,902
Sartell Health Care Facilities Revenue
(Country Manor Campus Project) Series A 5.25% 9/1/22	1,080,000	1,194,037
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	825,000	855,145
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	130,000	140,876
5.00% 9/1/34	105,000	118,871
St. Cloud Health Care Revenue
(Centracare Health System Project)
4.00% 5/1/49	250,000	280,367
5.00% 5/1/48	3,900,000	4,817,397
Unrefunded Balance 5.125% 5/1/30	15,000	15,374
Series A 4.00% 5/1/37	1,440,000	1,600,790
Series A 5.00% 5/1/46	2,000,000	2,360,080
St. Joseph Senior Housing & Healthcare Revenue
(Woodcrest Country Manor Project) 5.00% 7/1/55	1,000,000	1,058,540
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Fairview Health Services)
Series A 4.00% 11/15/43	645,000	719,594
Series A 5.00% 11/15/47	485,000	585,735
(HealthPartners Obligated Group Project)
Series A 4.00% 7/1/33	1,320,000	1,452,845
Series A 5.00% 7/1/29	1,000,000	1,186,310
Series A 5.00% 7/1/32	900,000	1,048,248
Series A 5.00% 7/1/33	1,540,000	1,786,169

52

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project)
5.125% 5/1/48	1,700,000	$1,752,139
Series A 5.15% 11/1/42	775,000	782,145
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project) Series A 5.375% 5/1/43	1,000,000	1,000,300
Twin Valley Congregate Housing Revenue
(Living Options Project) 5.95% 11/1/28	1,825,000	1,825,858
Victoria Health Care Facilities Revenue
(Augustana Emerald Care Project) 5.00% 8/1/39	1,500,000	1,545,615
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
4.00% 8/1/38	250,000	261,828
4.00% 8/1/39	400,000	417,916
4.00% 8/1/44	350,000	364,578
5.00% 8/1/54	350,000	386,411
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury) 5.25% 12/1/49	1,250,000	1,331,050

		67,839,231

Housing Revenue Bonds – 1.81%
Bethel Senior Housing Revenue
(Birchwood Landing at the Lakes at Stillwater Project) 5.00% 5/1/54	1,000,000	1,060,300
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	310,000	310,688
Minneapolis – St. Paul Housing Finance Board Single Family Mortgage-Backed Securities Program
(City Living Project) Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (FHLMC) (AMT)	11,235	11,242
Minnesota Housing Finance Agency State Appropriation
(Housing Infrastructure) Series C 5.00% 8/1/33	100,000	116,994
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	1,275,000	1,369,885
Stillwater Multifamily Housing Revenue
(Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	750,667

		3,619,776

53

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds – 2.39%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,750,000	$1,985,147
Series A 5.00% 6/1/43	1,000,000	1,132,120
Minnesota Housing Finance Agency State Appropriation
(Housing Infrastructure) Series C 5.00% 8/1/32	1,415,000	1,657,007

		4,774,274

Local General Obligation Bonds – 7.50%
Chaska Independent School District No. 112
(School Building) Series A 5.00% 2/1/28	1,000,000	1,229,870
Duluth General Obligation Entertainment Convention Center Improvement
Series A 5.00% 2/1/34	1,000,000	1,207,250
Duluth Independent School District No. 709
Series A 4.00% 2/1/27	440,000	498,555
Series A 4.20% 3/1/34	750,000	806,857
Foley Independent School District No. 51
(School Building) Series A 5.00% 2/1/21	1,105,000	1,108,326
Hennepin County
Series A 5.00% 12/1/26	750,000	954,120
Series A 5.00% 12/1/37	910,000	1,148,684
Series C 5.00% 12/1/37	2,500,000	3,086,400
Mahtomedi Independent School District No. 832
(School Building)
Series A 5.00% 2/1/28	1,000,000	1,195,230
Series A 5.00% 2/1/29	1,000,000	1,194,070
Series A 5.00% 2/1/30	445,000	531,103
Series A 5.00% 2/1/31	1,000,000	1,192,920
Wayzata Independent School District No. 284
(School Building) Series A 5.00% 2/1/28	650,000	826,937

		14,980,322

Pre-Refunded/Escrowed to Maturity Bonds – 5.38%
Anoka Health Care Facilities Revenue
(The Homestead at Anoka Project) Series A 7.00% 11/1/46-19§	1,650,000	1,681,499
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23§	500,000	581,765
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University)
Series 7-Q 5.00% 10/1/25-22§	325,000	361,962
Series 7-Q 5.00% 10/1/26-22§	280,000	311,844
(University of St. Thomas) Series 7-A 5.00% 10/1/39-19§	1,000,000	1,002,900

54

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Oak Park Heights Housing Revenue
(Oakgreen Commons Project) 7.00% 8/1/45-20§	1,500,000	$1,578,195
Rochester Healthcare & Housing Revenue
(Samaritan Bethany Project)
Series A 6.875% 12/1/29-19§	1,000,000	1,013,700
Series A 7.375% 12/1/41-19§	375,000	380,550
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy Project) Series A 6.625% 9/1/42-21§	1,500,000	1,660,620
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25§	275,000	336,859
Series A 5.00% 11/15/30-25§	205,000	251,113
University of Minnesota
Series A 5.25% 12/1/28-20§	1,500,000	1,577,295

		10,738,302

Special Tax Revenue Bonds – 5.02%
Minneapolis Revenue
(YMCA Greater Twin Cities Project) 4.00% 6/1/31	250,000	278,003
Minneapolis Tax Increment Revenue
(Grant Park Project)
4.00% 3/1/27	200,000	208,404
4.00% 3/1/30	260,000	269,433
(Village of St. Anthony Falls Project)
4.00% 3/1/24	700,000	725,627
4.00% 3/1/27	650,000	661,239
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.375% 7/1/46 ^	3,635,000	976,143
Series A-1 5.625% 7/1/51 ^	4,145,000	805,539
(Restructured)
Series A-1 4.75% 7/1/53	2,005,000	2,060,759
Series A-1 5.00% 7/1/58	275,000	287,419
Series A-2 4.536% 7/1/53	3,000,000	3,048,660
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	600,000	710,706

		10,031,932

State General Obligation Bonds – 8.43%
Minnesota
Series A 5.00% 8/1/27	750,000	916,740

55

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Minnesota
Series A 5.00% 8/1/29	1,000,000	$1,216,170
Series A 5.00% 8/1/33	660,000	856,759
Series A 5.00% 10/1/33	2,000,000	2,542,500
Series A 5.00% 8/1/34	2,185,000	2,827,193
Series A 5.00% 8/1/38	1,000,000	1,278,990
Series A Unrefunded Balance 5.00% 10/1/24	985,000	1,064,391
Series D 5.00% 8/1/26	1,000,000	1,260,630
Series D 5.00% 8/1/27	1,000,000	1,257,030
Series E 5.00% 10/1/26	1,085,000	1,373,773
(Various Purposes) Series A 5.00% 8/1/32	1,915,000	2,244,495

		16,838,671

Transportation Revenue Bonds – 4.40%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Senior)
Series A 5.00% 1/1/32	1,245,000	1,538,185
Series C 5.00% 1/1/46	185,000	221,915
(Subordinate)
Series A 5.00% 1/1/22	1,000,000	1,052,860
Series A 5.00% 1/1/32	500,000	572,050
Series B 5.00% 1/1/29	2,130,000	2,310,198
Series B 5.00% 1/1/44 (AMT)	1,000,000	1,236,760
Series B 5.00% 1/1/49 (AMT)	1,500,000	1,846,500

		8,778,468

Water & Sewer Revenue Bonds – 1.50%
Guam Government Waterworks Authority 5.00% 7/1/37	575,000	672,756
Metropolitan Council General Obligation Wastewater Revenue (Minneapolis – St. Paul Metropolitan Area)
Series C 4.00% 3/1/31	965,000	1,140,215
Series C 4.00% 3/1/32	1,000,000	1,175,880

		2,988,851

Total Municipal Bonds (cost $186,145,079)		197,624,750

56

	Principal amount°	Value (US $)
Short-Term Investments – 1.59%
Variable Rate Demand Notes – 1.59%¤
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Children’s Hospitals and Clinics)
Series A 0.75% 8/15/34 (AGM) (SPA – US Bank N.A.)	800,000	$800,000
Series A-1 0.75% 8/15/37 (AGM) (SPA – US Bank N.A.)	1,875,000	1,875,000
Series B 0.74% 8/15/25 (AGM) (SPA – US Bank N.A.)	300,000	300,000
Minneapolis – St. Paul Housing & Redevelopment Authority
Health Care Revenue (Allina Health System) Series B-1 1.37% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	200,000	200,000

Total Short-Term Investments (cost $3,175,000)		3,175,000

Total Value of Securities – 100.55% (cost $189,320,079)		$200,799,750

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $5,366,023, which represents 2.69% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHLMC – Federal Home Loan Mortgage Corporation collateral

FNMA – Federal National Mortgage Association collateral

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

57

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

Summary of abbreviations: (continued)

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

58

This page intentionally left blank.

Statements of assets and liabilities

August 31, 2019

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Assets:
Investments, at value[1]	$612,816,947	$80,813,573	$200,799,750
Cash	50,660	178,359	50,598
Interest receivable	6,919,317	816,741	2,224,509
Receivable for fund shares sold	476,137	479,544	48,647

Total assets	620,263,061	82,288,217	203,123,504

Liabilities:
Payable for securities purchased	33,367,436	1,358,984	3,081,235
Distribution payable	381,672	52,573	134,386
Investment management fees payable to affiliates	197,067	19,021	62,166
Payable for fund shares redeemed	128,195	—	39,994
Distribution fees payable to affiliates	107,334	13,233	39,325
Other accrued expenses	104,445	39,309	61,309
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,885	672	1,645
Trustees’ fees and expenses payable to affiliates	4,289	594	1,432
Accounting and administration expenses payable to affiliates	2,211	597	970
Legal fees payable to affiliates	879	122	294
Reports and statements to shareholders expenses payable to affiliates	271	37	92

Total liabilities	34,298,684	1,485,142	3,422,848

Total Net Assets	$585,964,377	$80,803,075	$199,700,656

Net Assets Consist of:
Paid-in capital	$550,851,980	$76,335,861	$189,260,917
Total distributable earnings (loss)	35,112,397	4,467,214	10,439,739

Total Net Assets	$585,964,377	$80,803,075	$199,700,656

60

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Net Asset Value
Class A:
Net assets	$386,790,523	$55,917,764	$103,486,941
Shares of beneficial interest outstanding, unlimited authorization, no par	30,499,990	4,970,755	9,232,846
Net asset value per share	$12.68	$11.25	$11.21
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$13.28	$11.57	$11.74

Class C:
Net assets	$29,932,934	$7,167,026	$21,058,429
Shares of beneficial interest outstanding, unlimited authorization, no par	2,352,720	635,845	1,875,123
Net asset value per share	$12.72	$11.27	$11.23

Institutional Class:
Net assets	$169,240,920	$17,718,285	$75,155,286
Shares of beneficial interest outstanding, unlimited authorization, no par	13,348,045	1,574,493	6,707,367
Net asset value per share	$12.68	$11.25	$11.20

[1] Investments, at cost	$577,489,354	$76,245,308	$189,320,079

See accompanying notes, which are an integral part of the financial statements.

61

Statements of operations

Year ended August 31, 2019

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Investment Income:
Interest	$20,808,959	$2,772,625	$6,899,047

Expenses:
Management fees	3,006,000	386,722	981,891
Distribution expenses—Class A	941,672	138,546	242,471
Distribution expenses—Class C	309,709	77,004	203,445
Dividend disbursing and transfer agent fees and expenses	318,663	50,739	121,584
Accounting and administration expenses	139,913	55,309	73,368
Registration fees	71,809	23,975	20,945
Reports and statements to shareholders expenses	60,547	15,265	23,890
Audit and tax fees	46,673	46,673	46,673
Legal fees	39,441	5,969	11,158
Trustees’ fees and expenses	31,696	4,451	10,255
Custodian fees	14,487	2,757	6,163
Other	48,760	17,659	28,003

	5,029,370	825,069	1,769,846
Less expenses waived	(464,307)	(175,598)	(180,699)
Less waived distribution expenses—Class A	—	(55,419)	—
Less expenses paid indirectly	(6,565)	(632)	(982)

Total operating expenses	4,558,498	593,420	1,588,165

Net Investment Income	16,250,461	2,179,205	5,310,882

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	422,779	5,373	(149,752)
Net change in unrealized appreciation (depreciation) of investments	23,896,388	2,996,731	9,364,456

Net Realized and Unrealized Gain	24,319,167	3,002,104	9,214,704

Net Increase in Net Assets Resulting from Operations	$40,569,628	$5,181,309	$14,525,586

See accompanying notes, which are an integral part of the financial statements.

62

This page intentionally left blank.

Statements of changes in net assets

Delaware Tax-Free Minnesota Fund

	Year ended
	8/31/19	8/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,250,461	$16,357,240
Net realized gain	422,779	299,568
Net change in unrealized appreciation (depreciation)	23,896,388	(15,406,873)

Net increase in net assets resulting from operations	40,569,628	1,249,935

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(11,013,173)	(14,247,459)
Class C	(674,498)	(1,274,213)
Institutional Class	(4,532,590)	(3,638,192)

	(16,220,261)	(19,159,864)

Capital Share Transactions:
Proceeds from shares sold:
Class A	34,266,180	38,349,082
Class C	3,098,448	2,636,660
Institutional Class	83,152,024	54,835,728

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	9,748,901	12,235,255
Class C	653,678	1,195,247
Institutional Class	3,221,296	3,287,427

	134,140,527	112,539,399

64

	Year ended
	8/31/19	8/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(63,834,709)	$(70,209,949)
Class C	(10,695,643)	(17,670,338)
Institutional Class	(44,007,882)	(24,104,373)

	(118,538,234)	(111,984,660)

Increase in net assets derived from capital share transactions	15,602,293	554,739

Net Increase (Decrease) in Net Assets	39,951,660	(17,355,190)

Net Assets:
Beginning of year	546,012,717	563,367,907

End of year[1]	$585,964,377	$546,012,717

[1]

Net Assets – End of year includes distributions in excess of net investment income of $240,388 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class
Dividends from net investment income	$(12,134,393)	$(1,024,249)	$(3,183,679)
Distributions from net realized gains	(2,113,066)	(249,964)	(454,513)

See accompanying notes, which are an integral part of the financial statements.

65

Statements of changes in net assets

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
	8/31/19	8/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,179,205	$2,428,417
Net realized gain	5,373	72,266
Net change in unrealized appreciation (depreciation)	2,996,731	(2,687,546)

Net increase (decrease) in net assets resulting from operations	5,181,309	(186,863)

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,593,527)	(2,031,660)
Class C	(156,332)	(249,902)
Institutional Class	(428,375)	(518,897)

	(2,178,234)	(2,800,459)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,671,277	4,764,864
Class C	898,626	670,790
Institutional Class	8,405,771	5,446,733

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,357,246	1,731,184
Class C	149,449	237,000
Institutional Class	397,172	499,540

	16,879,541	13,350,111

66

	Year ended
	8/31/19	8/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,485,742)	$(14,067,022)
Class C	(2,719,349)	(3,881,824)
Institutional Class	(3,186,459)	(12,720,892)

	(18,391,550)	(30,669,738)

Decrease in net assets derived from capital share transactions	(1,512,009)	(17,319,627)

Net Increase (Decrease) in Net Assets	1,491,066	(20,306,949)

Net Assets:
Beginning of year	79,312,009	99,618,958

End of year[1]	$80,803,075	$79,312,009

[1]

Net Assets – End of year includes distributions in excess of net investment income of $4,190 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class
Dividends from net investment income	$(1,771,652)	$(205,693)	$(450,722)
Distributions from net realized gain	(260,008)	(44,209)	(68,175)

See accompanying notes, which are an integral part of the financial statements.

67

Statements of changes in net assets

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
	8/31/19	8/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,310,882	$5,142,414
Net realized loss	(149,752)	(71,151)
Net change in unrealized appreciation (depreciation)	9,364,456	(3,485,137)

Net increase in net assets resulting from operations	14,525,586	1,586,126

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(2,884,919)	(2,914,141)
Class C	(452,855)	(667,362)
Institutional Class	(1,963,896)	(1,591,025)

	(5,301,670)	(5,172,528)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,808,073	16,270,537
Class C	3,143,949	3,339,629
Institutional Class	31,389,740	24,537,706

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,586,210	2,338,287
Class C	420,887	598,928
Institutional Class	1,877,843	1,536,871

	51,226,702	48,621,958

68

	Year ended
	8/31/19	8/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(14,747,115)	$(16,152,757)
Class C	(5,154,694)	(13,869,963)
Institutional Class	(14,980,335)	(16,399,941)

	(34,882,144)	(46,422,661)

Increase in net assets derived from capital share transactions	16,344,558	2,199,297

Net Increase (Decrease) in Net Assets	25,568,474	(1,387,105)

Net Assets:
Beginning of year	174,132,182	175,519,287

End of year[1]	$199,700,656	$174,132,182

[1]

Net Assets - There was no undistributed net investment income in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class
Dividends from net investment income	$(2,914,141)	$(667,362)	$(1,591,025)

See accompanying notes, which are an integral part of the financial statements.

69

Financial highlights

Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

70

		Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$12.14	$12.54	$12.87	$12.60	$12.67

0.36	0.37	0.38	0.41	0.44
0.54	(0.34)	(0.32)	0.28	(0.06)

0.90	0.03	0.06	0.69	0.38

(0.36)	(0.37)	(0.39)	(0.42)	(0.45)
—	(0.06)	—	—	—

(0.36)	(0.43)	(0.39)	(0.42)	(0.45)

$12.68	$12.14	$12.54	$12.87	$12.60

7.54%	0.26%	0.49%	5.52%	3.02%

$386,790	$390,477	$423,497	$481,066	$479,275
0.85%	0.85%	0.85%	0.85%	0.87%
0.93%	0.94%	0.95%	0.95%	0.96%
2.92%	2.99%	3.08%	3.25%	3.51%
2.84%	2.90%	2.98%	3.15%	3.42%
13%	16%	17%	15%	11%

71

Financial highlights

Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

72

		Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$12.18	$12.58	$12.91	$12.64	$12.71

0.27	0.28	0.29	0.32	0.35
0.54	(0.34)	(0.33)	0.27	(0.07)

0.81	(0.06)	(0.04)	0.59	0.28

(0.27)	(0.28)	(0.29)	(0.32)	(0.35)
—	(0.06)	—	—	—

(0.27)	(0.34)	(0.29)	(0.32)	(0.35)

$12.72	$12.18	$12.58	$12.91	$12.64

6.73%	(0.49% )	(0.25% )	4.73%	2.25%

$29,933	$35,642	$51,045	$53,502	$45,393
1.60%	1.60%	1.60%	1.60%	1.62%
1.68%	1.69%	1.70%	1.70%	1.71%
2.17%	2.24%	2.33%	2.50%	2.76%
2.09%	2.15%	2.23%	2.40%	2.67%
13%	16%	17%	15%	11%

73

Financial highlights

Delaware Tax-Free Minnesota Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

74

		Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$12.14	$12.54	$12.87	$12.59	$12.66

0.39	0.40	0.41	0.45	0.48
0.54	(0.34)	(0.32)	0.28	(0.07)

0.93	0.06	0.09	0.73	0.41

(0.39)	(0.40)	(0.42)	(0.45)	(0.48)
—	(0.06)	—	—	—

(0.39)	(0.46)	(0.42)	(0.45)	(0.48)

$12.68	$12.14	$12.54	$12.87	$12.59

7.81%	0.51%	0.75%	5.87%	3.27%

$169,241	$119,894	$88,826	$53,133	$32,084
0.60%	0.60%	0.60%	0.60%	0.62%
0.68%	0.69%	0.70%	0.70%	0.71%
3.17%	3.24%	3.33%	3.50%	3.76%
3.09%	3.15%	3.23%	3.40%	3.67%
13%	16%	17%	15%	11%

75

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

76

		Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$10.82	$11.17	$11.44	$11.22	$11.32

0.31	0.30	0.31	0.33	0.34
0.43	(0.31)	(0.25)	0.22	(0.10)

0.74	(0.01)	0.06	0.55	0.24

(0.31)	(0.30)	(0.31)	(0.33)	(0.34)
—	(0.04)	(0.02)	—	—

(0.31)	(0.34)	(0.33)	(0.33)	(0.34)

$11.25	$10.82	$11.17	$11.44	$11.22

7.00%	(0.01%)	0.55%	4.98%	2.12%

$55,918	$59,284	$68,934	$79,730	$84,663
0.71%	0.79%	0.84%	0.84%	0.85%
1.04%	1.00%	0.99%	0.97%	0.98%
2.87%	2.77%	2.79%	2.92%	2.98%
2.54%	2.56%	2.64%	2.79%	2.85%
19%	17%	22%	14%	14%

77

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

78

		Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$10.84	$11.19	$11.47	$11.24	$11.35

0.22	0.21	0.22	0.24	0.24
0.43	(0.31)	(0.26)	0.23	(0.11)

0.65	(0.10)	(0.04)	0.47	0.13

(0.22)	(0.21)	(0.22)	(0.24)	(0.24)
—	(0.04)	(0.02)	—	—

(0.22)	(0.25)	(0.24)	(0.24)	(0.24)

$11.27	$10.84	$11.19	$11.47	$11.24

6.09%	(0.86%)	(0.39%)	4.17%	1.16%

$7,167	$8,558	$11,885	$13,315	$11,740
1.56%	1.64%	1.69%	1.69%	1.70%
1.79%	1.75%	1.74%	1.72%	1.73%
2.02%	1.92%	1.94%	2.07%	2.13%
1.79%	1.81%	1.89%	2.04%	2.10%
19%	17%	22%	14%	14%

79

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

80

		Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$10.83	$11.17	$11.45	$11.22	$11.33

0.33	0.32	0.33	0.35	0.35
0.42	(0.30)	(0.26)	0.23	(0.11)

0.75	0.02	0.07	0.58	0.24

(0.33)	(0.32)	(0.33)	(0.35)	(0.35)
—	(0.04)	(0.02)	—	—

(0.33)	(0.36)	(0.35)	(0.35)	(0.35)

$11.25	$10.83	$11.17	$11.45	$11.22

7.06%	0.23%	0.61%	5.22%	2.18%

$17,718	$11,470	$18,800	$12,694	$4,402
0.56%	0.64%	0.69%	0.69%	0.70%
0.79%	0.75%	0.74%	0.72%	0.73%
3.02%	2.92%	2.94%	3.07%	3.13%
2.79%	2.81%	2.89%	3.04%	3.10%
19%	17%	22%	14%	14%

81

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

82

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$10.66	$10.88	$11.13	$10.84	$10.88

0.32	0.32	0.33	0.36	0.38
0.55	(0.22)	(0.25)	0.29	(0.04)

0.87	0.10	0.08	0.65	0.34

(0.32)	(0.32)	(0.33)	(0.36)	(0.38)

(0.32)	(0.32)	(0.33)	(0.36)	(0.38)

$11.21	$10.66	$10.88	$11.13	$10.84

8.33%	0.95%	0.84%	6.12%	3.20%

$103,487	$98,980	$98,491	$121,168	$122,618
0.89%	0.89%	0.89%	0.89%	0.91%
0.99%	0.99%	0.99%	0.98%	1.01%
2.97%	2.98%	3.08%	3.23%	3.52%
2.87%	2.88%	2.98%	3.14%	3.42%
12%	14%	19%	15%	16%

83

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

84

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$10.68	$10.90	$11.15	$10.87	$10.90

0.24	0.24	0.25	0.27	0.30
0.55	(0.22)	(0.25)	0.29	(0.03)

0.79	0.02	—	0.56	0.27

(0.24)	(0.24)	(0.25)	(0.28)	(0.30)

(0.24)	(0.24)	(0.25)	(0.28)	(0.30)

$11.23	$10.68	$10.90	$11.15	$10.87

7.51%	0.19%	0.09%	5.22%	2.53%

$21,059	$21,651	$32,223	$35,751	$32,174
1.64%	1.64%	1.64%	1.64%	1.66%
1.74%	1.74%	1.74%	1.73%	1.76%
2.22%	2.23%	2.33%	2.48%	2.77%
2.12%	2.13%	2.23%	2.39%	2.67%
12%	14%	19%	15%	16%

85

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

86

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$10.66	$10.87	$11.12	$10.84	$10.88

0.35	0.35	0.36	0.38	0.41
0.54	(0.21)	(0.25)	0.29	(0.04)

0.89	0.14	0.11	0.67	0.37

(0.35)	(0.35)	(0.36)	(0.39)	(0.41)

(0.35)	(0.35)	(0.36)	(0.39)	(0.41)

$11.20	$10.66	$10.87	$11.12	$10.84

8.50%	1.30%	1.09%	6.28%	3.46%

$75,155	$53,501	$44,805	$31,206	$14,841
0.64%	0.64%	0.64%	0.64%	0.66%
0.74%	0.74%	0.74%	0.73%	0.76%
3.22%	3.23%	3.33%	3.48%	3.77%
3.12%	3.13%	3.23%	3.39%	3.67%
12%	14%	19%	15%	16%

87

Notes to financial statements
Delaware Funds® by Macquarie Minnesota municipal bond funds	August 31, 2019

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax-Free Funds, and Voyageur Intermediate Tax-Free Funds are each referred to as a Trust, or collectively, as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, which will be incurred if redeemed during the first year, and 0.50% during the second year for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free Minnesota Intermediate Fund, if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free Minnesota Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income taxes as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income taxes, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax and from Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well

88

as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2019 and for all open tax years (years ended Aug. 31, 2016–Aug. 31, 2018), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statements of operations.” During the year ended Aug. 31, 2019, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may

89

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

1. Significant Accounting Policies (continued)

distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$6,154	$557	$822

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$411	$75	$160

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fees and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, inverse floater program expenses, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the

90

following percentage of each Fund’s average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.* These waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Operating expense limitation as a percentage of average daily net assets	0.60%	0.56%	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware	Delaware Tax-Free	Delaware Minnesota
Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$24,864	$6,928	$10,757

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; and 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware	Delaware Tax-Free	Delaware Minnesota
Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$45,872	$6,381	$14,890

91

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. DDLP has contracted to waive Delaware Tax-Free Minnesota Intermediate Fund’s Class A shares 12b-1 fee to 0.15% of average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.** The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2019, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware Tax-Free	Delaware Minnesota
Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$15,228	$2,187	$4,948

For the year ended Aug. 31, 2019, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware Tax-Free	Delaware Minnesota
Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$20,347	$4,240	$9,705

For the year ended Aug. 31, 2019, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Class A	$1,061	$—	$—
Class C	1,081	194	2,911

92

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2019, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2019, the Funds engaged in the following Rule 17a-7 securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Purchases	$13,471,671	$5,878,927	$9,560,504
Sales	5,720,495	9,275,841	11,656,149
Net realized gains (losses)	(24,941)	13,949	(116,537)

*For Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, the aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019. For Delaware Tax-Free Minnesota Intermediate Fund, the aggregate contractual waiver period covering this report is from April 1, 2018 through Dec. 28, 2019.

**For Delaware Tax-Free Minnesota Intermediate Fund Class A shares, the aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

3. Investments

For the year ended Aug. 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Purchases	$117,050,659	$14,601,815	$37,830,477
Sales	73,153,557	16,818,305	21,643,593

93

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Aug. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Cost of investments	$577,717,653	$76,244,130	$189,390,637

Aggregate unrealized appreciation of investments	$35,567,984	$4,569,465	$11,716,394
Aggregate unrealized depreciation of investments	(468,690)	(22)	(307,281)

Net unrealized appreciation of investments	$35,099,294	$4,569,443	$11,409,113

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

94

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2019:

Delaware Tax-Free Minnesota Fund

Level 2
Securities
Assets:
Municipal Bonds	$603,841,947
Short-Term Investments	8,975,000

Total Value of Securities	$612,816,947

Delaware Tax-Free Minnesota Intermediate Fund

Level 2
Securities
Assets:
Municipal Bonds	$79,063,573
Short-Term Investments	1,750,000

Total Value of Securities	$80,813,573

Delaware Minnesota High-Yield Municipal Bond Fund

Level 2
Securities
Assets:
Municipal Bonds	$197,624,750
Short-Term Investments	3,175,000

Total Value of Securities	$200,799,750

During the year ended Aug. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

95

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

3. Investments (continued)

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. During the year ended Aug. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2019 and 2018 were as follows:

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Year ended 8/31/19
Ordinary income	$57	$—	$19
Tax-exempt income	16,220,204	2,178,234	5,301,651

Total	$16,220,261	$2,178,234	$5,301,670

Year ended 8/31/18
Ordinary income	$24,273	$—	$30,002
Tax-exempt income	16,367,225	2,431,471	5,142,526
Long-term capital gains	2,768,366	368,988	—

Total	$19,159,864	$2,800,459	$5,172,528

96

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2019, the components of net assets on a tax basis were as follows:

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Shares of beneficial interest	$550,851,980	$76,335,861	$189,260,917
Undistributed tax-exempt income	141,285	48,383	134,386
Undistributed long-term capital gains	253,490	—	—
Capital loss carryforwards	—	(98,039)	(969,374)
Distributions payable	(381,672)	(52,573)	(134,386)
Unrealized appreciation of investments	35,099,294	4,569,443	11,409,113

Net assets	$585,964,377	$80,803,075	$199,700,656

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments and tax deferral of losses due to wash sales, if applicable.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Aug. 31, 2019, Delaware Tax-Free Minnesota Fund did not have any capital loss carryforwards.

At Aug. 31, 2019, capital loss carryforwards available to offset future realized capital gains for Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund were as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Tax-Free Minnesota Intermediate Fund	$98,039	$—	$98,039
Delaware Minnesota High-Yield Municipal Bond Fund	845,337	124,037	969,374

97

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

6. Capital Shares

Transactions in capital shares were as follows:

			Delaware Tax-Free		Delaware Minnesota
	Delaware Tax-Free		Minnesota		High-Yield Municipal
	Minnesota Fund		Intermediate Fund		Bond Fund
	Year ended		Year ended		Year ended
	8/31/19	8/31/18	8/31/19	8/31/18	8/31/19	8/31/18
Shares sold:
Class A	2,812,545	3,125,082	521,273	436,654	1,091,129	1,521,905
Class C	252,325	213,991	82,541	61,309	291,127	310,619
Institutional Class	6,847,310	4,490,186	773,437	499,420	2,920,048	2,291,763

Shares issued upon reinvestment of dividends and distributions:
Class A	798,095	996,278	124,608	158,251	240,677	218,090
Class C	53,400	96,954	13,717	21,615	39,113	55,726
Institutional Class	263,476	267,851	36,374	45,617	174,526	143,414

	11,027,151	9,190,342	1,551,950	1,222,866	4,756,620	4,541,517

Shares redeemed:
Class A	(5,263,546)	(5,728,359)	(1,153,362)	(1,288,814)	(1,382,974)	(1,510,584)
Class C	(878,285)	(1,441,859)	(249,651)	(355,611)	(481,931)	(1,296,104)
Institutional Class	(3,637,252)	(1,965,838)	(294,820)	(1,168,219)	(1,406,980)	(1,535,704)

	(9,779,083)	(9,136,056)	(1,697,833)	(2,812,644)	(3,271,885)	(4,342,392)

Net increase (decrease)	1,248,068	54,286	(145,883)	(1,589,778)	1,484,735	199,125

100

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended Aug. 31, 2019 and 2018, the Funds had the following exchange transactions:

	Year ended 8/31/19
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Minnesota Fund	59,365	40,077	31,466	68,171	$1,220,708
Delaware Tax-Free Minnesota Intermediate Fund	1,165	9,191	9,217	1,165	112,353
Delaware Minnesota High-Yield Municipal Bond Fund	26,086	44,298	9,709	60,819	745,406
	Year ended 8/31/18
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Minnesota Fund	179,677	324,507	282,986	222,704	$6,195,653
Delaware Tax-Free Minnesota Intermediate Fund	24,209	52,010	43,368	33,036	833,306
Delaware Minnesota High-Yield Municipal Bond Fund	47,282	241,837	232,144	57,805	3,092,167

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

99

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

7. Line of Credit (continued)

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described on the previous page and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Funds had no amounts outstanding as of Aug. 31, 2019, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the US state or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2019, the percentages of each Fund’s net assets insured by bond insurers are listed below, and these securities have been identified in the “Schedules of investments.”

	Delaware	Delaware Tax-Free	Delaware Minnesota
	Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Assured Guaranty Corporation	2.75%	3.15%	—
Assured Guaranty Municipal Corporation	0.74%	1.24%	1.49%
National Public Finance Guarantee Corporation	0.79%	—	—

	4.28%	4.39%	1.49%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

100

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, each

101

Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

9. Contractual Obligations (continued)

Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statements of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Funds’ financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2019, that would require recognition or disclosure in the Funds’ financial statements.

102

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds and Voyageur Mutual Funds and Shareholders of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free Minnesota Fund (constituting Voyageur Tax-Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (constituting Voyageur Intermediate Tax-Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the funds constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

103

Other Fund information (Unaudited)

Delaware Funds® by Macquarie Minnesota municipal bond funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2019, each Fund reports distributions paid during the year as follows:

	(A)
	Tax-Exempt
	Income	Total
	Distributions	Distributions
	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Minnesota Fund	100.00%	100.00%
Delaware Tax-Free Minnesota Intermediate Fund	100.00%	100.00%
Delaware Minnesota High-Yield Municipal Bond Fund	100.00%	100.00%

(A) is based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at a meeting held on August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds;

104

economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make

105

Other Fund information (Unaudited)

Delaware Funds® by Macquarie Minnesota municipal bond funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at a meeting held on August 21-22, 2019 (continued)

up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Minnesota Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Minnesota High-Yield Municipal Bond Fund – Broadridge currently classifies the Fund as a Minnesota municipal debt fund. However, Management believes that it is more appropriate to include the Fund in the high yield municipal debt funds category, to provide a comparison to a representative peer group based on credit quality instead of a peer group based on state of issuance. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional Minnesota municipal debt funds and the other consisting of the Fund and all retail and institutional high yield municipal debt funds. When compared to Minnesota municipal debt funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. When compared to high yield municipal debt funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe and the Fund’s total return for the 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that, when compared to other Minnesota municipal debt funds, the Fund’s performance was in line with the Board’s objective; however, when compared to other high yield municipal debt funds, the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports and other information delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most

106

recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free Minnesota Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting and fund accounting oversight services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Minnesota High-Yield Municipal Bond Fund – When compared to Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses in its Expense Group and its total expenses were in the quartile with the highest expenses of the Expense Group. When compared to high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of the Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given

107

Other Fund information (Unaudited)

Delaware Funds® by Macquarie Minnesota municipal bond funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at a meeting held on August 21-22, 2019 (continued)

to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund had not reached a size at which they could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that each Fund’s fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared. The Board noted that, as of March 31, 2019, Delaware Tax-Free Minnesota Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

108

This page intentionally left blank.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015
Trustee since September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

110

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)
Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

111

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

112

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
Director — Drexel
Morgan & Co.
(2015–present)

Director and Audit Committee
Member — vTv
Therapeutics Inc.
(2017–present)

Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
(2018–present)
Private Investor	59	None
(2004–Present)

113

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

114

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

115

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

116

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	59	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)
Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

117

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

118

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	59	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

119

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-Q or Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

120

Delaware Funds® by MACQUARIE

Annual report Fixed income mutual funds Delaware Tax-Free USA Fund Delaware Tax-Free USA Intermediate Fund Delaware National High-Yield Municipal Bond Fund August 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at delawarefunds.com/literature.

Manage your account online

• Check your account balance and transactions

• View statements and tax forms

• Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Delaware Capital Management Advisers, Inc., Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2019, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds	September 10, 2019

Performance preview (for the year ended August 31, 2019)
Delaware Tax-Free USA Fund (Institutional Class shares)	1-year return	+8.68%
Delaware Tax-Free USA Fund (Class A shares)	1-year return	+8.35%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper General & Insured Municipal Debt Funds Average	1-year return	+8.33%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper General & Insured Municipal Debt Funds Average compares funds that either invest primarily in municipal debt issues in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Institutional Class shares)	1-year return	+7.92%
Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	+7.71%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+8.16%
Lipper Intermediate Municipal Debt Funds Average	1-year return	+7.25%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 9.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Please see page 12 for a description of the Index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+9.03%
Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	+8.81%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper High Yield Municipal Debt Funds Average	1-year return	+8.33%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 14.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.

Please see page 17 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds

Economic backdrop

Throughout the fiscal year ended Aug. 31, 2019, the US economy grew, albeit at a moderating pace, reflecting mounting concerns about the US-China trade dispute. In the third quarter of 2018, US gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.9%, down from the previous quarter. Growth slowed to 1.1% in the final three months of 2018 before bouncing back to 3.1% in the first quarter of 2019. In the second quarter of 2019, the country’s GDP rose an estimated 2.0%.

Against this backdrop of economic expansion, job growth also remained strong. In August 2019, the US unemployment rate stood at 3.7%, matching its level one year earlier and close to the nearly

50-year low of 3.6% achieved in both April and May 2019.

When the fiscal year began in September 2018, the US Federal Reserve continued to raise its short-term target interest rate, maintaining a cycle that had been in place since 2015. In September and again in December 2018, the Fed lifted the federal funds rate by 0.25 percentage points. As data mounted suggesting a slowing US economy, however, the Fed adjusted its policy direction – initially, by no longer raising rates and then, in June 2019, reversing its rate increase from December. By the end of the Funds’ fiscal year on Aug. 31, 2019, the federal funds rate was within a range of 2.00% to 2.25%. Investors widely anticipated that the Fed would enact further rate cuts at its meetings later in 2019.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Uncertainty about trade policy led to uncertainty about future global growth, encouraging global central banks to implement increasingly stimulative economic policies. This led to a highly favorable backdrop for municipal debt, particularly as the Funds’ fiscal year progressed. The US municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 8.72% for the 12 months ended Aug. 31, 2019.

As rates on longer-term bonds fell more than those on shorter-term issues, the municipal yield curve flattened. The largest yield declines came from the “belly” of the municipal yield curve, while the strongest overall performance came from the 20-year (17-22 years) and the long bond (22+ years) segments of the curve. Meanwhile, credit spreads tightened, indicating that investors were willing to accept somewhat less yield in exchange for assuming credit risk in an environment of generally healthy credit fundamentals.

Lower-rated bonds generally outperformed their higher-rated counterparts, while bonds with longer maturities tended to outpace those with shorter maturities. The following tables highlight these performance trends for the Funds’ fiscal year ended Aug. 31, 2019:

Returns by credit rating
AAA	8.17%
AA	8.37%
A	9.20%
BBB	10.48%
Returns by maturity
1 year	2.65%
5 years	6.34%
10 years	9.48%
22+ years	11.14%

Source: Bloomberg.

Focused on credit research

For all three of the Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach. This means we select bonds for the Funds on an

2

issuer-by-issuer basis, rather than based on our top-down view of interest rates or economic and market conditions. And we rely on diligent credit research to identify securities we believe offer the Funds’ shareholders a favorable trade-off between risk and reward.

Given this process, the Funds tend to have relatively low allocations to bonds with high credit ratings and greater exposure to securities with lower-investment-grade or below-investment-grade credit ratings. By focusing on higher yielding bonds with solid underlying credit quality, we believe we can potentially add value for the Funds’ shareholders.

As of Aug. 31, 2019, roughly 37% of the net assets of Delaware Tax-Free USA Fund was invested in bonds with lower-investment-grade credit ratings (A and BBB), and approximately 41% of the net assets of Delaware Tax-Free USA Intermediate Fund was invested in these same credit tiers. Both Funds also maintained allocations to high yield municipal bonds, securities with credit ratings below BBB. By prospectus, both Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold in both Funds throughout the fiscal year. Whenever we invest in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer the Funds’ shareholders a favorable risk-reward balance.

Consistent with its mandate, Delaware National High-Yield Municipal Bond Fund maintained the largest exposure to high yield bonds of the three Funds. As of Aug. 31, 2019, more than 57% of this Fund’s net assets was held in bonds with credit ratings below BBB, including nonrated bonds.

Portfolio positioning

Throughout the fiscal year, our main objective was to maintain the Funds’ existing credit positioning as best we could. Our challenge was that when interest rates fell, the Funds experienced naturally shortening durations, as various longtime portfolio holdings approached their maturity or call dates.

Because our management approach entails keeping the Funds’ duration (that is, interest rate sensitivity) relatively neutral compared to peer funds – a reflection of our view that we can more effectively add value through credit selection than by trying to anticipate the direction of interest rate movements – we needed to take proactive steps to maintain that neutral stance in a falling interest rate environment.

Accordingly, new bond purchases often focused on longer-duration bonds, including bonds with longer call dates. We often emphasized areas of the market in which bond issues tend to be noncallable, such as the prepaid gas sector. Proceeds for new purchases came from investment inflows and from bond maturities and calls. Using the proceeds from the sale of certain shorter-duration holdings also helped us keep the Funds neutrally positioned in an environment of falling interest rates, while maintaining the credit-oriented investment approach we regularly follow.

Notable performance factors

As noted, longer-maturity bonds tended to outperform shorter-maturity bonds for the fiscal year, while lower-quality issues generally outperformed their higher-rated counterparts. Such trends are evident as we highlight some of the Funds’ strongest- and weakest-performing securities over the 12 months.

In both Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, for example, top-performing holdings included Kaiser Foundation hospital bonds (+27%), rated AA- by Standard & Poor’s. These California issues benefited from their relatively long 2047 maturity date and their noncallable status, which positioned them to benefit disproportionately from falling long-term interest rates.

3

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds

Prepaid gas bonds of Salt Verde Financial Corp. also contributed to the performance of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. In a market environment favoring lower-rated securities, these bonds benefited from their lower-investment-grade credit rating of BBB+. Their lack of a call date – common in the prepaid gas sector – also helped lift their performance. These securities returned more than 21% for Delaware Tax-Free USA Fund and more than 17% for Delaware Tax-Free USA Intermediate Fund.

Another strong-performing prepaid gas issue in Delaware Tax-Free USA Intermediate Fund consisted of bonds for Lower Alabama Gas District (+18%). These securities were similarly noncallable, had a 2034 maturity date, and a lower-investment-grade credit rating.

Further adding value to Delaware National High-Yield Municipal Bond Fund were zero-coupon, long-maturity Idaho North Star Charter School bonds, which returned 49% for the Fund. These nonrated bonds’ high degree of interest rate sensitivity was a major factor behind their strong results for the 12-month period.

In contrast, many of the Funds’ biggest individual underperformers were bonds with short durations and higher credit ratings. In both Delaware Tax-Free USA Fund and Delaware Tax-Free

USA Intermediate Fund, for example, a position in City of Atlanta water and sewer revenue bonds produced modest returns of less than 2%, reflecting their short durations and higher credit quality. The latter Fund also saw a return of less than 2% from its position in Broward County (Florida) airport revenue bonds, as their shorter call dates held back these securities.

Meanwhile, in Delaware Tax-Free USA Fund, a position in California tobacco securitization bonds (-3%) was a relative underperformer for the fiscal year, as tobacco debt lagged, particularly in the first half of the fiscal year, due to weakening industry trends.

The lowest-returning holdings for Delaware National High-Yield Municipal Bond Fund were two bonds whose issuers experienced financial challenges. These included Texas senior-housing bonds for Buckingham Senior Living Community and Washington State corporate-backed industrial development revenue bonds for Columbia Pulp, a maker of straw used in paper products. These bonds returned -18% and -3%, respectively, for the 12-month period. Despite the securities’ recent subpar performance, we continued to have confidence in the long-term prospects of both issuers and, as of Aug. 31, 2019, maintained the Fund’s investment in each.

4

Performance summaries
Delaware Tax-Free USA Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 11, 1984)
Excluding sales charge	+8.35%	+4.01%	+5.13%	+6.47%
Including sales charge	+3.47%	+3.06%	+4.65%	+6.33%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+7.55%	+3.21%	+4.34%	+3.85%
Including sales charge	+6.55%	+3.21%	+4.34%	+3.85%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+8.68%	+4.26%	+5.45%	+6.23%
Including sales charge	+8.68%	+4.26%	+5.45%	+6.23%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+5.26%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

5

Performance summaries

Delaware Tax-Free USA Fund

sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

6

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.56% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.81%	1.56%	0.56%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

7

Performance summaries

Delaware Tax-Free USA Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free USA Fund — Institutional Class shares	$10,000	$16,999
Delaware Tax-Free USA Fund — Class A shares	$9,550	$15,753
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009. The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

8

Performance summaries
Delaware Tax-Free USA Intermediate Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 7, 1993)
Excluding sales charge	+7.71%	+3.13%	+3.79%	+4.71%
Including sales charge	+4.78%	+2.55%	+3.51%	+4.60%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+6.81%	+2.26%	+2.92%	+3.55%
Including sales charge	+5.81%	+2.26%	+2.92%	+3.55%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+7.92%	+3.29%	+4.04%	+4.59%
Including sales charge	+7.92%	+3.29%	+4.04%	+4.59%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	+8.16%	+3.42%	+4.15%	+4.57%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 11. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.** Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

9

Performance summaries

Delaware Tax-Free USA Intermediate Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

10

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.50% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.*** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.92%	1.67%	0.67%
Net expenses (including fee waivers, if any)	0.65%	1.50%	0.50%
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

***The aggregate contractual waiver period covering this report is from April 1, 2018 through Dec. 28, 2019.

11

Performance summaries

Delaware Tax-Free USA Intermediate Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$15,019
Delaware Tax-Free USA Intermediate Fund — Institutional Class shares	$10,000	$14,853
Delaware Tax-Free USA Intermediate Fund — Class A shares	$9,725	$14,118

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 11. Please note additional details on pages 9 through 13.

The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2009. The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, US tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

12

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

13

Performance summaries
Delaware National High-Yield Municipal Bond Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 22, 1986)
Excluding sales charge	+8.81%	+5.63%	+7.12%	+6.30%
Including sales charge	+3.90%	+4.66%	+6.63%	+6.15%
Class C (Est. May 26, 1997)
Excluding sales charge	+7.98%	+4.81%	+6.31%	+4.71%
Including sales charge	+6.98%	+4.81%	+6.31%	+4.71%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+9.03%	+5.88%	+7.46%	+9.04%
Including sales charge	+9.03%	+5.88%	+7.46%	+9.04%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+5.26%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what

14

the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

15

Performance summaries

Delaware National High-Yield Municipal Bond Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.60% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.91%	1.66%	0.66%
Net expenses (including fee waivers, if any)	0.85%	1.60%	0.60%
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

16

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Delaware National High-Yield Municipal Bond Fund — Institutional Class shares	$10,000	$20,540
Delaware National High-Yield Municipal Bond Fund — Class A shares	$9,550	$19,007
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 14 through 17.

The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009. The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

17

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2019 to Aug. 31, 2019.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

18

Delaware Tax-Free USA Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*
Actual Fund return†
Class A	$1,000.00	$1,073.10	0.81%	$4.23
Class C	1,000.00	1,069.00	1.56%	8.14
Institutional Class	1,000.00	1,074.90	0.56%	2.93
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.12	0.81%	$4.13
Class C	1,000.00	1,017.34	1.56%	7.93
Institutional Class	1,000.00	1,022.38	0.56%	2.85

Delaware Tax-Free USA Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*
Actual Fund return†
Class A	$1,000.00	$1,060.80	0.65%	$3.38
Class C	1,000.00	1,056.30	1.50%	7.77
Institutional Class	1,000.00	1,062.00	0.50%	2.60
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.93	0.65%	$3.31
Class C	1,000.00	1,017.64	1.50%	7.63
Institutional Class	1,000.00	1,022.68	0.50%	2.55

19

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

Delaware National High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*
Actual Fund return†
Class A	$1,000.00	$1,085.10	0.85%	$4.47
Class C	1,000.00	1,079.80	1.60%	8.39
Institutional Class	1,000.00	1,085.80	0.60%	3.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

*“

Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

20

Security type / sector / state / territory allocations
Delaware Tax-Free USA Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	100.12%
Corporate Revenue Bonds	13.32%
Education Revenue Bonds	9.96%
Electric Revenue Bonds	4.59%
Healthcare Revenue Bonds	11.96%
Lease Revenue Bonds	2.66%
Local General Obligation Bonds	9.17%
Pre-Refunded/Escrowed to Maturity Bonds	10.34%
Special Tax Revenue Bonds	10.61%
State General Obligation Bonds	12.07%
Transportation Revenue Bonds	14.62%
Water & Sewer Revenue Bonds	0.82%
Short-Term Investments	0.61%
Total Value of Securities	100.73%
Liabilities Net of Receivables and Other Assets	(0.73%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free USA Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	1.88%
Arizona	4.61%
California	14.14%
Colorado	3.86%
Connecticut	1.41%
Delaware	0.13%
Florida	2.66%
Georgia	0.98%
Idaho	0.03%
Illinois	7.33%
Indiana	1.63%
Kansas	0.23%
Louisiana	0.38%
Maryland	3.28%
Massachusetts	2.23%
Michigan	0.21%
Minnesota	1.59%
Mississippi	0.14%
Missouri	0.94%
Nebraska	1.05%

21

Security type / sector / state / territory allocations

Delaware Tax-Free USA Fund

State / territory	Percentage of net assets
New Jersey	4.82%
New York	11.61%
North Carolina	3.96%
Ohio	4.57%
Oklahoma	2.42%
Oregon	0.12%
Pennsylvania	4.12%
Puerto Rico	4.04%
Texas	12.74%
Utah	0.65%
Virginia	1.49%
Washington	0.59%
Wisconsin	0.89%
Total Value of Securities	100.73%

22

Security type / sector / state / territory allocations
Delaware Tax-Free USA Intermediate Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.56%
Corporate Revenue Bonds	13.73%
Education Revenue Bonds	6.11%
Electric Revenue Bonds	2.68%
Healthcare Revenue Bonds	9.93%
Lease Revenue Bonds	4.75%
Local General Obligation Bonds	8.02%
Pre-Refunded/Escrowed to Maturity Bonds	4.73%
Special Tax Revenue Bonds	12.01%
State General Obligation Bonds	18.79%
Transportation Revenue Bonds	14.71%
Water & Sewer Revenue Bonds	3.10%
Short-Term Investments	0.28%
Total Value of Securities	98.84%
Receivables and Other Assets Net of Liabilities	1.16%
Total Net Assets	100.00%
*As of the date of this report, Delaware Tax-Free USA Intermediate Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Alabama	1.52%
Arizona	9.46%
California	15.32%
Colorado	1.00%
Connecticut	1.43%
Delaware	0.06%
Florida	1.68%
Georgia	1.22%
Hawaii	0.65%
Idaho	0.56%
Illinois	7.32%
Iowa	0.10%
Kansas	0.29%
Kentucky	1.03%
Louisiana	2.80%
Maryland	1.33%
Massachusetts	2.13%
Michigan	0.82%
Minnesota	1.53%
Mississippi	0.26%

23

Security type / sector / state / territory allocations

Delaware Tax-Free USA Intermediate Fund

State / territory	Percentage of net assets
Missouri	0.29%
Montana	0.09%
New Jersey	3.80%
New York	16.27%
North Carolina	0.75%
Ohio	0.21%
Oklahoma	0.60%
Oregon	1.65%
Pennsylvania	6.08%
Puerto Rico	1.95%
South Carolina	0.58%
Tennessee	0.81%
Texas	9.70%
Utah	0.48%
Virginia	2.12%
Washington	1.70%
Wisconsin	1.25%
Total Value of Securities	98.84%

24

Security type / sector / state / territory allocations
Delaware National High-Yield Municipal Bond Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	100.00%
Corporate Revenue Bonds	18.48%
Education Revenue Bonds	19.07%
Electric Revenue Bonds	1.95%
Healthcare Revenue Bonds	23.42%
Housing Revenue Bonds	0.49%
Lease Revenue Bonds	3.95%
Local General Obligation Bonds	4.30%
Pre-Refunded/Escrowed to Maturity Bonds	4.23%
Resource Recovery Revenue Bonds	0.53%
Special Tax Revenue Bonds	9.43%
State General Obligation Bonds	5.90%
Transportation Revenue Bonds	5.44%
Water & Sewer Revenue Bonds	2.81%
Total Value of Securities	100.00%
Receivables and Other Assets Net of Liabilities	0.00%
Total Net Assets	100.00%
*As of the date of this report, Delaware National High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Alabama	3.10%
Arizona	6.12%
Arkansas	0.60%
California	15.37%
Colorado	2.86%
Delaware	0.11%
District of Columbia	0.29%
Florida	3.74%
Georgia	1.35%
Hawaii	0.55%
Idaho	0.65%
Illinois	8.99%
Indiana	1.76%
Iowa	0.48%
Kansas	0.36%
Kentucky	1.10%
Louisiana	1.05%
Maine	0.13%
Maryland	1.19%

25

Security type / sector / state / territory allocations

Delaware National High-Yield Municipal Bond Fund

State / territory	Percentage of net assets
Massachusetts	0.44%
Michigan	0.51%
Minnesota	2.14%
Missouri	1.78%
Montana	0.10%
Nebraska	0.30%
Nevada	0.71%
New Hampshire	0.43%
New Jersey	3.53%
New York	4.64%
North Carolina	1.08%
Ohio	6.63%
Oklahoma	0.39%
Oregon	0.38%
Pennsylvania	4.84%
Puerto Rico	6.05%
South Carolina	0.39%
Tennessee	0.30%
Texas	8.14%
Utah	0.09%
Vermont	0.08%
Virginia	2.80%
Washington	1.39%
West Virginia	0.19%
Wisconsin	2.80%
Wyoming	0.07%
Total Value of Securities	100.00%

26

Schedules of investments
Delaware Tax-Free USA Fund	August 31, 2019

	Principal amount°	Value (US $)
Municipal Bonds – 100.12%
Corporate Revenue Bonds – 13.32%
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	16,725,000	$16,808,792
Central Plains, Nebraska Energy Project
(Project No. 3)
Series A 5.00% 9/1/31	2,810,000	3,625,012
Series A 5.00% 9/1/35	2,160,000	2,898,137
Florida Development Finance Corporation Surface Transportation Facility Revenue
(Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT)#●	5,050,000	4,816,639
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Capital Appreciation-Asset-Backed) Series B 1.548% 6/1/47 ^	9,410,000	1,616,262
Indiana Finance Authority Exempt Facility Revenue
(Polyflow Indiana Project - Green Bond) 144A 7.00% 3/1/39 (AMT)#	5,700,000	5,895,396
Lower Alabama Gas District
Series A 5.00% 9/1/34	4,400,000	5,858,380
Series A 5.00% 9/1/46	2,500,000	3,648,475
M-S-R Energy Authority, California Gas Revenue
Series A 6.125% 11/1/29	1,915,000	2,477,780
Series B 6.50% 11/1/39	5,000,000	7,997,400
Series C 6.50% 11/1/39	1,500,000	2,399,220
New Jersey Economic Development Authority Revenue
(Continental Airlines Project) Series B 5.625% 11/15/30 (AMT)	1,365,000	1,587,945
New Jersey Tobacco Settlement Financing
Series B 5.00% 6/1/46	2,080,000	2,329,725
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	685,000	953,582
(Second Priority - Bank of America Tower) Class 3 6.375% 7/15/49	1,000,000	1,019,900
New York Transportation Development Corporation Special Facility Revenue
(Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) Series 2018 4.00% 1/1/36 (AMT)	910,000	1,006,651
Public Authority for Colorado Energy Natural Gas Revenue
6.50% 11/15/38	5,000,000	7,798,750
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	1,600,000	2,219,824

27

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,940,000	$2,168,959
Valparaiso, Indiana
(Pratt Paper, LLC Project) 7.00% 1/1/44 (AMT)	1,780,000	2,109,015
Virginia Tobacco Settlement Financing
(Capital Appreciation) Series C 2.419% 6/1/47 ^	31,035,000	3,646,302

		82,882,146

Education Revenue Bonds – 9.96%
Arizona Industrial Development Authority Revenue
(American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	1,385,000	1,589,481
Auburn University, Alabama General Fee Revenue
Series A 5.00% 6/1/33	1,720,000	2,192,123
California Educational Facilities Authority Revenue
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,184,040
(Stanford University) Series V-1 5.00% 5/1/49	12,325,000	19,625,960
California State University
(Systemwide) Series A 5.00% 11/1/42	700,000	861,749
Capital Trust Agency, Florida Revenue
(University Bridge, LLC Student Housing Project) Series A 144A 5.25% 12/1/43 #	2,000,000	2,162,520
Illinois Finance Authority Revenue
(University of Illinois at Chicago Project)
Series A 5.00% 2/15/47	1,860,000	2,119,433
Series A 5.00% 2/15/50	540,000	613,732
Kent County, Delaware
(Delaware State University Project) Series A 5.00% 7/1/53	710,000	787,383
New Jersey Economic Development Authority
(Provident Group - Montclair State University) 5.00% 6/1/42 (AGM)	1,250,000	1,483,063
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	3,000,000	3,073,470
Pima County, Arizona Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	655,000	677,794
144A 5.00% 6/15/52 #	560,000	578,738
University of California
Series AZ 5.25% 5/15/58	2,860,000	3,584,438

28

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
University of Michigan
Series A 5.00% 4/1/30	1,000,000	$1,331,190
University of Texas System Board of Regents
Series B 5.00% 8/15/49	12,500,000	20,122,750

		61,987,864

Electric Revenue Bonds – 4.59%
Electric and Gas Systems Revenue San Antonio, Texas
5.25% 2/1/24	2,500,000	2,950,825
Long Island, New York Power Authority Electric System Revenue
5.00% 9/1/47	1,605,000	1,954,890
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42 ‡	3,135,000	2,508,000
Series CCC 5.25% 7/1/27 ‡	300,000	240,750
Series WW 5.00% 7/1/28 ‡	400,000	320,000
Series XX 5.25% 7/1/40 ‡	2,870,000	2,303,175
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,610,000	5,508,120
(Salt River Project Electric System)
Series A 5.00% 1/1/30	6,000,000	7,751,880
Series A 5.00% 1/1/39	4,000,000	5,028,680

		28,566,320

Healthcare Revenue Bonds – 11.96%
Alachua County, Florida Health Facilities Authority
(Oak Hammock University) Series A 8.00% 10/1/42	1,000,000	1,138,580
Allegheny County, Pennsylvania Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 4.00% 4/1/44	1,800,000	1,963,530
Series A 5.00% 4/1/47	1,800,000	2,155,356
Apple Valley, Minnesota
(Senior Living, LLC Project Fourth Tier) Series D 7.25% 1/1/52	2,500,000	2,606,100
(Senior Living, LLC Project Second Tier) Series B 5.00% 1/1/47	2,500,000	2,546,425
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project) Series A 5.00% 1/1/54	1,070,000	1,221,480
(Second Tier - Great Lakes Senior Living Communities LLC Project)
Series B 5.00% 1/1/49	400,000	448,604
Series B 5.125% 1/1/54	470,000	530,071

29

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Brookhaven Development Authority Revenue, Georgia
(Children’s Healthcare of Atlanta) Series A 4.00% 7/1/49	1,810,000	$2,051,200
California Health Facilities Financing Authority Revenue
(Kaiser Permanente)
Series A-2 4.00% 11/1/44	2,000,000	2,248,360
Series A-2 5.00% 11/1/47	2,105,000	3,311,018
(Sutter Health) Series A 5.00% 11/15/38	1,000,000	1,249,490
California Municipal Finance Authority Revenue
(Community Medical Centers) Series A 5.00% 2/1/42	2,550,000	3,044,547
Colorado Health Facilities Authority Revenue
(AdventHealth Obligated Group) Series A 4.00% 11/15/43	3,000,000	3,436,260
(American Baptist) 8.00% 8/1/43	2,040,000	2,333,903
(CommonSpirit Health)
Series A-1 4.00% 8/1/44	1,000,000	1,108,120
Series A-2 4.00% 8/1/49	2,000,000	2,201,680
Series A-2 5.00% 8/1/44	1,750,000	2,134,247
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	1,875,000	2,118,787
Cuyahoga County, Ohio
(The Metro Health System)
5.25% 2/15/47	2,235,000	2,605,138
5.50% 2/15/57	3,000,000	3,531,810
Maricopa County, Arizona Industrial Development Authority Senior Living Facility Revenue Bonds
(Christian Care Surprise, Inc. Project) 144A 6.00% 1/1/48 #	1,195,000	1,271,970
Maryland Health & Higher Educational Facilities Authority Revenue
(Adventist Healthcare Obligated) Series A 5.50% 1/1/46	2,000,000	2,376,900
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Foulkeways At Gwynedd Project) 5.00% 12/1/46	1,500,000	1,684,740
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	2,250,000	2,465,505
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/34 #	400,000	477,372
144A 5.00% 12/1/35 #	1,200,000	1,428,432
144A 5.00% 12/1/37 #	800,000	947,280

30

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) Series A 5.875% 1/1/31	1,555,000	$1,572,509
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,000,000	3,118,830
Oregon Health & Science University Revenue
(Capital Appreciation Insured) Series A 5.757% 7/1/21 (NATL)^	775,000	740,365
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	120,000	135,191
Series A 7.50% 6/1/49	610,000	690,502
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project) Series A 144A 6.75% 12/1/53 #	3,115,000	3,231,532
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project) Series A 144A 5.00% 6/1/36 #	540,000	585,538
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,350,000	2,580,229
Tarrant County, Texas Cultural Education Facilities Finance Corporation Retirement Facility Revenue
(Buckner Senior Living - Ventana Project) 6.625% 11/15/37	1,400,000	1,636,250
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	1,000,000	1,061,620
(Mirabella At ASU Project) Series A 144A 6.125% 10/1/52 #	690,000	792,872
Washington Health Care Facilities Authority Revenue
(CommonSpirit Health) Series A-2 5.00% 8/1/44	3,000,000	3,658,710

		74,441,053

Lease Revenue Bonds – 2.66%
California Pollution Control Financing Authority Revenue
(San Diego County Water Authority Desalination Project Pipeline) 144A 5.00% 7/1/39 #	1,000,000	1,221,660
Metropolitan Pier & Exposition Authority, Illinois
(McCormick Place Expansion Project) Series A 5.00% 6/15/57	1,620,000	1,819,292
New Jersey Economic Development Authority
(School Facilities Construction) Series GG 5.75% 9/1/23	100,000	106,430

31

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
New Jersey Economic Development Authority
(State Government Buildings Project) Series A 5.00% 6/15/47	2,250,000	$2,617,470
New Jersey Transportation Trust Fund Authority
(Transportation Program) Series AA 5.00% 6/15/24	5,000,000	5,465,650
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 144A 5.75% 10/1/31 (AMT)#	2,245,000	2,354,691
St. Louis, Missouri Industrial Development Authority Leasehold Revenue
(Convention Center Hotel) 5.80% 7/15/20 (AMBAC)^	3,035,000	2,983,284

		16,568,477

Local General Obligation Bonds – 9.17%
Chicago, Illinois
Series A 5.25% 1/1/29	2,020,000	2,247,714
Series A 5.50% 1/1/49	1,530,000	1,817,135
Series A 6.00% 1/1/38	595,000	714,262
Chicago, Illinois Board of Education
5.00% 4/1/42	1,060,000	1,200,026
5.00% 4/1/46	1,085,000	1,222,122
Series H 5.00% 12/1/46	1,775,000	1,982,071
Los Angeles, California Community College District
Series C 5.00% 8/1/25	2,500,000	3,095,625
Mecklenburg County, North Carolina
Series A 5.00% 4/1/25	7,020,000	8,532,389
Series A 5.00% 9/1/25	8,000,000	9,848,000
New York City, New York
Series E-1 5.00% 3/1/44	5,000,000	6,170,800
Series F-1 5.00% 4/1/45	5,355,000	6,602,126
Subseries D-1 4.00% 12/1/42	1,700,000	1,958,706
Subseries D-1 5.00% 10/1/36	6,500,000	7,025,265
Wake County, North Carolina
Series A 5.00% 3/1/27	3,650,000	4,674,811

		57,091,052

Pre-Refunded/Escrowed to Maturity Bonds – 10.34%
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.25% 11/1/39-19§	4,000,000	4,032,800
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45-20§	5,295,000	5,487,632

32

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30-20§	6,000,000	$6,120,780
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45-20§	4,375,000	4,597,994
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21§	5,160,000	5,487,350
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28-21§	6,000,000	6,504,600
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	2,190,000	2,387,494
Maryland Economic Development Corporation Revenue
(Transportation Facilities Project) Series A 5.75% 6/1/35-20§	5,075,000	5,248,362
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair State University) 5.875% 6/1/42-20§	4,225,000	4,376,424
(School Facilities Construction) Series G 5.75% 9/1/23-21§	900,000	961,605
Oklahoma State Turnpike Authority Revenue
(First Senior) 6.00% 1/1/22	13,535,000	15,066,350
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40-20§	1,500,000	1,577,160
Southwestern Illinois Development Authority Revenue
(Memorial Group) 7.125% 11/1/43-23§	2,000,000	2,481,060

		64,329,611

Special Tax Revenue Bonds – 10.61%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue
(City Center Project) 144A 5.375% 5/1/42 #	1,525,000	1,724,745
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	2,000,000	2,102,740
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Centre Hotel Project - TIF Financing) Series B 144A 5.00% 2/1/50 #	725,000	793,629
Massachusetts Bay Transportation Authority
Series A 5.00% 7/1/31	5,000,000	6,897,200
Massachusetts School Building Authority
Series C 5.00% 8/15/31	2,500,000	3,017,050

33

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	$4,216,531
New Jersey Economic Development Authority Revenue
(Cigarette Tax) 5.00% 6/15/28	2,695,000	2,910,923
New York City, New York Industrial Development Agency
(Yankee Stadium) 7.00% 3/1/49 (AGC)	1,000,000	1,004,890
New York City, New York Transitional Finance Authority
(Future Tax Secured Fiscal 2011)
Series C 5.25% 11/1/25	4,430,000	4,645,608
Series D-1 5.00% 2/1/26	3,000,000	3,165,870
(Future Tax Secured Fiscal 2014) Series A-1 5.00% 11/1/42	10,000,000	11,422,500
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	2,155,000	2,603,240
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	1,706,000	1,760,916
Series A-1 4.75% 7/1/53	5,276,000	5,422,725
Series A-1 5.00% 7/1/58	5,465,000	5,711,799
Series A-1 5.375% 7/1/46 ^	2,470,000	663,294
Series A-1 5.625% 7/1/51 ^	21,330,000	4,145,272
Series A-2 4.329% 7/1/40	2,000,000	2,037,500
Tampa, Florida Sports Authority Revenue Sales Tax
(Tampa Bay Arena Project) 5.75% 10/1/20 (NATL)	330,000	338,719
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project Area 1 and 2A) Series 2015A 5.75% 9/1/32	1,280,000	1,417,677

		66,002,828

State General Obligation Bonds – 12.07%
California State
5.25% 11/1/40	3,795,000	3,972,037
Various Purposes
5.00% 8/1/27	2,500,000	3,144,475
5.00% 3/1/30	5,000,000	5,999,500
5.00% 4/1/32	1,400,000	1,973,062
5.00% 10/1/47	2,145,000	2,572,842
Commonwealth of Massachusetts
Series A 5.25% 1/1/33	3,000,000	3,970,380

34

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Commonwealth of Pennsylvania
5.00% 9/15/26	2,500,000	$3,110,150
5.00% 7/15/28	4,125,000	5,321,126
Connecticut State
Series B 5.00% 6/15/35	2,475,000	2,894,042
Series E 5.00% 9/15/35	2,500,000	3,111,375
Series E 5.00% 9/15/37	2,250,000	2,783,250
Florida State
(Department Of Transportation Right-of-Way Acquisition and Bridge Construction)
Series A 4.00% 7/1/33	2,500,000	2,959,850
Series A 4.00% 7/1/34	3,660,000	4,312,834
Illinois State
5.00% 1/1/29	5,405,000	6,169,916
5.00% 5/1/36	480,000	524,784
5.00% 11/1/36	1,780,000	2,014,337
5.00% 2/1/39	830,000	899,845
Series A 5.00% 4/1/38	785,000	839,966
Series C 5.00% 11/1/29	3,050,000	3,556,361
Maryland State
Series A 5.00% 3/15/26	5,000,000	6,230,000
Series A 5.00% 3/15/28	5,000,000	6,554,850
Texas State
(Transportation Commission Mobility) Series A 5.00% 10/1/33	1,755,000	2,221,865

		75,136,847

Transportation Revenue Bonds – 14.62%
Chicago, Illinois Midway International Airport
Series A 5.00% 1/1/28 (AMT)	2,025,000	2,308,601
Chicago, Illinois O’Hare International Airport
Series B 5.00% 1/1/33	2,345,000	2,742,947
Series D 5.25% 1/1/42	2,000,000	2,436,000
Dallas, Texas Love Field
5.00% 11/1/35 (AMT)	1,000,000	1,197,070
5.00% 11/1/36 (AMT)	1,000,000	1,194,280
Harris County, Texas Toll Road Authority
Senior Lien Series A 5.00% 8/15/27	3,750,000	4,805,775
Metropolitan Transportation Authority Revenue, New York
(Green Bond) Series C-2 3.08% 11/15/40 (BAM)^	4,350,000	2,471,105
Minneapolis – St. Paul, Minnesota Metropolitan Airports Commission Revenue
Series A 5.00% 1/1/44	1,750,000	2,195,637

35

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New Jersey Turnpike Authority
Series A 5.00% 1/1/28	5,000,000	$5,884,550
North Texas Tollway Authority Revenue
(Second Tier) Series A 5.00% 1/1/34	5,000,000	5,855,400
Series A 5.00% 1/1/43	7,000,000	8,551,760
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal)
Series 8 6.00% 12/1/42	4,735,000	5,007,310
Series 8 6.50% 12/1/28	5,500,000	5,733,970
Salt Lake City, Utah Airport Revenue
Series B 5.00% 7/1/42	3,350,000	4,076,381
San Francisco, California City & County Airport Commission International Airport Revenue
Series E 5.00% 5/1/50 (AMT)	7,500,000	9,173,775
South Jersey Port, New Jersey
(Subordinated Marine Terminal)
Series A 5.00% 1/1/49	450,000	526,127
Series B 5.00% 1/1/42 (AMT)	450,000	529,569
Series B 5.00% 1/1/48 (AMT)	1,035,000	1,206,593
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	5,715,000	5,998,864
7.50% 6/30/33	1,560,000	1,645,192
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	2,490,000	2,916,512
6.875% 12/31/39	5,500,000	5,606,205
7.00% 12/31/38 (AMT)	1,830,000	2,168,532
(NTE Mobility Partners Segments 3 LLC Segment 3C Project) 5.00% 6/30/58 (AMT)	4,500,000	5,336,325
Virginia Small Business Financing Authority Revenue
(Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	1,220,000	1,407,331

		90,975,811

Water & Sewer Revenue Bonds – 0.82%
Dominion, Colorado Water & Sanitation District
5.75% 12/1/36	2,500,000	2,682,700
Southern California Water Replenishment District
5.00% 8/1/33	2,000,000	2,417,480

		5,100,180

Total Municipal Bonds (cost $573,221,293)		623,082,189

36

	Principal amount°	Value (US $)
Short-Term Investments – 0.61%
Variable Rate Demand Notes – 0.61%¤
Denver, Colorado City & County Series A2
1.39% 12/1/29 (SPA - JPMorgan Chase Bank N.A.)	200,000	$200,000
Idaho Health Facilities Authority Revenue (St. Luke’s Health System Project) Series C
1.40% 3/1/48 (LOC – US Bank N.A.)	200,000	200,000
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) Series A-3
1.37% 8/15/42 (SPA - JPMorgan Chase Bank N.A.)	1,400,000	1,400,000
Los Angeles, California Department of Water and Power Revenue Subseries B-3
1.17% 7/1/34 (SPA – Barclays Bank)	200,000	200,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA)
Series A 1.35% 12/1/30	600,000	600,000
Series I 1.35% 11/1/35	300,000	300,000
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue
(The Children’s Hospital Of Philadelphia Project)
Series A 1.36% 7/1/41 (SPA - Wells Fargo Bank N.A.)	400,000	400,000
Series B 1.36% 7/1/41 (SPA - Wells Fargo Bank N.A.)	500,000	500,000

Total Short-Term Investments (cost $3,800,000)		3,800,000

Total Value of Securities – 100.73% (cost $577,021,293)		$626,882,189

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $33,153,529, which represents 5.33% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and

37

Schedules of investments

Delaware Tax-Free USA Fund

spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Build America Mutual Assurance

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

38

Schedules of investments
Delaware Tax-Free USA Intermediate Fund	August 31, 2019

	Principal amount°	Value (US $)
Municipal Bonds – 98.56%
Corporate Revenue Bonds – 13.73%
Black Belt Energy Gas District, Alabama
(Project No. 4) Series A 4.00% 6/1/25	1,655,000	$1,866,641
Chandler, Arizona Industrial Development Revenue Bonds
(Intel Corporation Project) 2.70% 12/1/37 (AMT)●	3,000,000	3,135,990
Commonwealth of Pennsylvania Financing Authority
(Tobacco Master Settlement Payment) 5.00% 6/1/27	2,000,000	2,492,820
Denver City & County, Colorado Special Facilities Airport Revenue
(United Airlines Project) 5.00% 10/1/32 (AMT)	1,190,000	1,311,880
Florida Development Finance Corporation Surface Transportation Facility Revenue
(Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT)#●	2,275,000	2,169,872
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Bonds) Series A-1 5.00% 6/1/26	850,000	1,020,077
(Capital Appreciation Asset-Backed) Series B 1.548% 6/1/47 ^	5,885,000	1,010,808
Houston, Texas Airport System Revenue
(United Airlines) 5.00% 7/1/29 (AMT)	3,010,000	3,406,447
Kentucky Public Energy Authority
(Gas Supply Revenue Bonds) Series C-1 4.00% 12/1/49 ●	5,000,000	5,611,800
Lower Alabama Gas District
Series A 5.00% 9/1/34	4,850,000	6,457,533
Maricopa County, Arizona Corporation Pollution Control Revenue
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	6,000,000	6,169,320
Michigan Tobacco Settlement Finance Authority
Series A 6.00% 6/1/34	810,000	814,066
M-S-R Energy Authority, California Gas Revenue
Series B 6.50% 11/1/39	3,485,000	5,574,188
Nassau County, New York Tobacco Settlement
(Asset-Backed) Series A-3 5.125% 6/1/46	65,000	64,998
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines Project) Series B 5.625% 11/15/30 (AMT)	1,890,000	2,198,694
New Jersey Tobacco Settlement Financing Corporation
Series B 5.00% 6/1/46	1,965,000	2,200,918
New York Liberty Development Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	3,405,000	4,740,066

39

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
New York Transportation Development Special Facilities Revenue
(Delta Airlines, Inc.-LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/34 (AMT)	3,000,000	$3,637,740
Salt Verde, Arizona Financial Corporation Senior Gas Revenue
5.00% 12/1/32	3,850,000	5,116,689
5.00% 12/1/37	2,500,000	3,468,475
5.25% 12/1/24	3,050,000	3,595,005
TSASC, New York
Series A 5.00% 6/1/30	475,000	575,201
Series A 5.00% 6/1/31	475,000	571,449
Tulsa, Oklahoma Airports Improvement Trust
(American Airlines) 5.00% 6/1/35 (AMT)●	975,000	1,111,198
Virginia Tobacco Settlement Financing Corporation
(Capital Appreciation Asset-Backed) Series C 2.419% 6/1/47 ^	29,400,000	3,454,206
Wisconsin Public Finance Authority Exempt Facilities Revenue
(National Gypsum) 5.25% 4/1/30 (AMT)	2,905,000	3,229,779

		75,005,860

Education Revenue Bonds – 6.11%
Arizona Industrial Development Authority Revenue
(American Charter Schools Foundation Project) 144A 6.00% 7/1/37 #	1,420,000	1,655,791
Bucks County, Pennsylvania Industrial Development Authority Revenue
(School Lane Charter School Project) 5.125% 3/15/36	2,000,000	2,325,280
California State University
(Systemwide) Series A 5.00% 11/1/31	2,000,000	2,548,400
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	2,215,000	2,592,259
Illinois Finance Authority Revenue
(University of Illinois at Chicago)
Series A 5.00% 2/15/29	400,000	475,160
Series A 5.00% 2/15/31	365,000	430,039
Series A 5.00% 2/15/37	430,000	497,669
Kent County, Delaware
(Delaware State University Project) Series A 5.00% 7/1/40	310,000	348,797

40

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Miami-Dade County, Florida Educational Facilities Authority
(University of Miami)
Series A 5.00% 4/1/30	520,000	$613,980
Series A 5.00% 4/1/31	1,090,000	1,282,385
Minnesota Higher Education Facilities Authority Revenue
(University of St. Thomas)
4.00% 10/1/32	250,000	297,697
4.00% 10/1/36	750,000	881,587
4.00% 10/1/37	500,000	585,565
New York City, New York Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/21	3,025,000	3,185,053
New York State Dormitory Authority Revenue
(Non State Supported Debt - Rockefeller University) Series A 5.00% 7/1/27	1,055,000	1,057,986
(Touro College & University System) Series A 5.25% 1/1/34	1,335,000	1,503,303
Pennsylvania Higher Educational Facilities Authority Revenue
(Unrefunded Drexel University) Series A 5.25% 5/1/25	310,000	329,344
Phoenix, Arizona Industrial Development Authority Housing Revenue
(Downtown Phoenix Student Housing, LLC-Arizona State University Project)
Series A 5.00% 7/1/30	350,000	427,658
Series A 5.00% 7/1/32	235,000	283,520
Pima County, Arizona Industrial Development Authority Education Revenue
(Facility American Leadership Academy Project)
144A 5.00% 6/15/47 #	745,000	770,926
144A 5.00% 6/15/52 #	640,000	661,414
South Carolina Jobs - Economic Development Authority Economic Development Revenue
(Wofford College Project) 5.00% 4/1/44	1,430,000	1,742,155
South Carolina Jobs - Economic Development Authority Educational Facilities Revenue
(High Point Academy Project) Series A 144A 5.75% 6/15/39 #	1,245,000	1,418,441
Texas A&M University Revenue Financing System
Series E 5.00% 5/15/26	2,500,000	3,124,000
University of Texas Permanent University Fund
Series B 5.00% 7/1/27	3,715,000	4,376,047

		33,414,456

41

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds – 2.68%
Long Island, New York Power Authority
5.00% 9/1/33	250,000	$314,655
5.00% 9/1/35	1,000,000	1,248,010
New York State Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/33	1,500,000	1,836,675
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,000,000	4,779,280
(Salt River Project Electric System) 5.00% 1/1/30	5,000,000	6,459,900

		14,638,520

Healthcare Revenue Bonds – 9.93%
Apple Valley, Minnesota
(Minnesota Senior Living LLC Project) Series B 5.25% 1/1/37	970,000	1,013,650
Arizona Health Facilities Authority
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/30	5,000,000	5,852,000
Berks County, Pennsylvania Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.25% 11/1/24	2,205,000	2,219,112
Brookhaven Development Authority, Georgia
(Children’s Healthcare of Atlanta, Inc.) Series A 4.00% 7/1/44	1,500,000	1,713,900
California Health Facilities Financing Authority
(Kaiser Permanente) Series A1 5.00% 11/1/27	4,100,000	5,406,260
California Statewide Communities Development Authority
(Loma Linda University Medical Center)
Series A 144A 5.00% 12/1/33 #	260,000	309,884
Series A 144A 5.00% 12/1/41 #	1,685,000	1,914,615
Series A 5.25% 12/1/34	2,790,000	3,182,023
Capital Trust Agency, Florida
(Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/35	1,630,000	1,659,128
Colorado Health Facilities Authority Revenue
(CommonSpirit Health)
Series A 4.00% 8/1/37	500,000	563,145
Series A 4.00% 8/1/38	1,500,000	1,688,865
Series A 5.00% 8/1/37	1,105,000	1,368,045
Cuyahoga County, Ohio
(The Metrohealth System) 5.00% 2/15/37	1,000,000	1,156,460
Iowa Finance Authority Senior Housing Revenue Bonds
(PHS Council Bluffs, Inc. Project) 5.00% 8/1/33	500,000	536,270

42

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Kalispell, Montana
(Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/32	435,000	$474,972
Lancaster County, Pennsylvania Hospital Authority
(Brethren Village Project)
5.00% 7/1/31	440,000	489,909
5.00% 7/1/32	440,000	488,312
(University of Pennsylvania Health System Obligation) Series A 5.00% 8/15/33	2,430,000	2,955,852
Maricopa County, Arizona Industrial Development Authority Revenue
(Banner Health Obligation Group) Series A 5.00% 1/1/32	3,000,000	3,697,110
(Christian Care Surprise, Inc. Project) 144A 5.75% 1/1/36 #	1,500,000	1,601,145
Maryland Health & Higher Educational Facilities Authority Revenue
(Adventist Healthcare Obligated) Series A 5.50% 1/1/36	2,000,000	2,433,000
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 5.625% 7/1/30	2,440,000	2,669,262
New York State Dormitory Authority Revenue
(Orange Regional Medical Center)
144A 5.00% 12/1/31 #	1,000,000	1,205,450
144A 5.00% 12/1/32 #	1,100,000	1,322,937
144A 5.00% 12/1/33 #	1,000,000	1,198,410
Oklahoma Development Finance Authority Health System Revenue
(OU Medicine Project) Series B 5.25% 8/15/43	1,790,000	2,179,164
Prince George’s County, Maryland
(Collington Episcopal Life Care Community) 5.00% 4/1/31	2,000,000	2,199,460
Public Finance Authority, Wisconsin Senior Living Revenue
(Mary’s Woods at Marylhurst Project) 144A 5.00% 5/15/29 #	500,000	574,945
Washington Health Care Facilities Authority Revenue
(CommonSpirit Health) Series A 5.00% 8/1/38	1,750,000	2,160,638

		54,233,923

Lease Revenue Bonds – 4.75%
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.125% 11/1/23	410,000	442,435

43

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/35	3,000,000	$3,576,990
Idaho Building Authority Revenue
(Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	3,071,852
Los Angeles County, California
(Disney Concert Hall Parking) 5.00% 3/1/23	2,395,000	2,732,695
New Jersey State Transportation Trust Fund Authority
Series B 5.50% 6/15/31	5,000,000	5,331,200
(Highway Reimbursement) Series A 5.00% 6/15/30	2,415,000	2,876,531
New York Liberty Development Revenue
(World Trade Center Project) Class 2-3 144A 5.15% 11/15/34 #	1,000,000	1,129,930
New York State Dormitory Authority Revenue
(Health Facilities Improvement Program)
Series 1 5.00% 1/15/28	750,000	977,977
Series 1 5.00% 1/15/29	3,100,000	4,022,095
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 144A 5.00% 10/1/23 (AMT)#	1,745,000	1,795,867

		25,957,572

Local General Obligation Bonds – 8.02%
Chesterfield County, Virginia
Series B 5.00% 1/1/22	4,070,000	4,442,812
Chicago, Illinois
Series A 5.25% 1/1/29	640,000	712,147
Series A 5.50% 1/1/35	1,980,000	2,406,571
Series C 5.00% 1/1/26	1,280,000	1,473,907
Chicago, Illinois Board of Education
5.00% 4/1/35	825,000	949,245
5.00% 4/1/36	320,000	367,286
(Dedicated Revenues)
Series C 5.00% 12/1/30	2,160,000	2,500,114
Series C 5.00% 12/1/34	2,160,000	2,468,470
Conroe, Texas Independent School District
5.00% 2/15/25 (PSF)	3,070,000	3,123,940
Fort Worth, Texas Independent School District
(School Building) 5.00% 2/15/27 (PSF)	2,000,000	2,329,580
New York City, New York
Series B-1 4.00% 10/1/41	500,000	569,595
Series E 5.00% 8/1/23	3,685,000	4,236,092

44

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
New York City, New York
Subseries D-1 4.00% 12/1/42	4,300,000	$4,954,374
Subseries D-1 5.00% 10/1/30	4,000,000	4,316,360
San Francisco, California Bay Area Rapid Transit District
(Election 2004) Series D 5.00% 8/1/31	4,000,000	4,857,800
Wake County, North Carolina
Series A 5.00% 3/1/27	3,200,000	4,098,464

		43,806,757

Pre-Refunded/Escrowed to Maturity Bonds – 4.73%
California State Department of Water Resources
(Water System) Series AS 5.00% 12/1/29-24§	15,000	18,116
Clifton, Texas Higher Education Finance Corporation Revenue
(Uplift Education) Series A 6.00% 12/1/30-20§	1,100,000	1,165,417
Maryland State Economic Development Corporation Revenue
(Transportation Facilities Project) Series A 5.375% 6/1/25-20§	2,535,000	2,614,599
New York State Dormitory Authority Revenue
(North Shore Long Island Jewish Health System) Series A 5.00% 5/1/23-21§	4,000,000	4,268,600
Pennsylvania Higher Educational Facilities Authority Revenue
(Drexel University) Series A 5.25% 5/1/25-21§	4,980,000	5,322,026
San Francisco, California City & County Airports Commission
Series D 5.00% 5/1/25-21§	570,000	609,091
San Francisco, California City & County Public Utilities Commission Water Revenue
Subseries A 5.00% 11/1/27-21§	5,000,000	5,443,900
Southwestern Illinois Development Authority
(Memorial Group) 7.125% 11/1/30-23§	2,190,000	2,716,761
Virginia Commonwealth Transportation Board
(Gans-Garvee) 5.00% 3/15/24-23§	3,250,000	3,697,428

		25,855,938

Special Tax Revenue Bonds – 12.01%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue
(City Center Project)
144A 5.00% 5/1/28 #	750,000	893,347
144A 5.00% 5/1/33 #	650,000	765,817

45

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Celebration Pointe, Florida Community Development District
4.75% 5/1/24	485,000	$516,409
5.00% 5/1/34	880,000	935,079
Connecticut State Transportation Infrastructure
Series B 5.00% 10/1/30	3,375,000	4,289,726
Dallas, Texas Convention Center Hotel Development Revenue
Series A 5.00% 1/1/24	3,420,000	3,428,584
Series A 5.25% 1/1/23	5,375,000	5,389,674
Ernest N Morail-New Orleans, Louisiana Exhibition Hall Authority Special Tax Revenue
5.00% 7/15/26	2,330,000	2,566,914
Harris County-Houston, Texas Sports Authority
(Senior Lien) Series A 5.00% 11/15/30	1,805,000	2,102,518
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Center Hotel Project - TIF Financing)
Series B 144A 4.375% 2/1/31 #	400,000	436,556
Series B 144A 5.00% 2/1/40 #	200,000	222,452
Louisiana State Highway Improvement Revenue
Series A 5.00% 6/15/29	5,195,000	6,048,694
Massachusetts School Building Authority
Series C 5.00% 8/15/29	1,630,000	1,982,243
New Jersey Economic Development Authority Revenue
(Cigarette Tax)
5.00% 6/15/22	1,750,000	1,910,317
5.00% 6/15/23	1,250,000	1,361,500
New York City, New York Transitional Finance Authority Building Aid Revenue
Subordinate Subseries S-3A 5.00% 7/15/28	4,400,000	5,791,940
New York City, New York Transitional Finance Authority Future Tax Secured
Subseries A-1 5.00% 11/1/23	2,865,000	3,323,973
Subseries C 5.00% 11/1/27	4,150,000	4,855,500
Subseries E-1 5.00% 2/1/26	4,020,000	4,394,182
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	1,010,000	1,220,080
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	5,765,000	5,950,575
Series A-2 4.329% 7/1/40	4,636,000	4,722,925

46

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	915,000	$915,558
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project Area 1 and 2A) Series 2015A 5.00% 9/1/27	1,460,000	1,595,897

		65,620,460

State General Obligation Bonds – 18.79%
California State
5.00% 8/1/26	3,120,000	3,937,908
5.00% 9/1/30	1,715,000	2,139,068
Series C 5.00% 9/1/30	5,985,000	7,274,289
(Various Purposes)
5.00% 8/1/28	3,000,000	3,967,350
5.00% 4/1/32	1,410,000	1,987,155
5.00% 9/1/32	4,100,000	5,096,259
5.25% 9/1/28	7,750,000	8,388,057
Commonwealth of Massachusetts
Series A 5.00% 1/1/35	7,500,000	9,636,900
Commonwealth of Pennsylvania
5.00% 9/15/26	2,500,000	3,110,150
5.00% 7/15/28	3,870,000	4,992,184
Connecticut State
Series F 5.00% 9/15/27	2,790,000	3,526,309
Georgia State
Series A 5.00% 7/1/26	3,000,000	3,777,690
Hawaii State
Series FW 4.00% 1/1/34	3,010,000	3,572,629
Illinois State
4.00% 2/1/24	1,220,000	1,296,823
5.00% 1/1/29	2,000,000	2,283,040
5.00% 3/1/36	960,000	1,009,536
5.00% 11/1/36	1,965,000	2,223,692
Series C 5.00% 11/1/29	3,400,000	3,964,468
Minnesota State
(Various Purposes) Series F 5.00% 10/1/22	5,000,000	5,597,950
New York State
Series A 5.00% 2/15/28	5,000,000	5,289,950
Oregon State
Series L 5.00% 5/1/26	6,000,000	6,386,700
(Article XI-Q State Projects) Series A 5.00% 5/1/28	2,000,000	2,614,400

47

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Texas State
(Transportation Commission Highway Improvement) 5.00% 4/1/29	3,000,000	$3,512,190
Washington State
Series R-2015E 5.00% 7/1/31	3,000,000	3,567,810
(Various Purposes) Series 2015-A-1 5.00% 8/1/30	3,000,000	3,544,320

		102,696,827

Transportation Revenue Bonds – 14.71%
Bay Area, California Toll Authority
(San Francisco Bay Area) 4.00% 4/1/34	1,000,000	1,157,950
Broward County, Florida Airport System Revenue
Series O 5.375% 10/1/29	2,000,000	2,006,700
Chicago, Illinois Midway International Airport
Series A 5.00% 1/1/28 (AMT)	1,905,000	2,171,795
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/32	1,000,000	1,172,180
Series B 5.00% 1/1/33	1,520,000	1,777,944
(General-Airport-Senior Lien)
Series B 5.00% 1/1/36	2,500,000	3,155,925
Series B 5.00% 1/1/37	3,000,000	3,775,620
(General-Airport-Third Lien) Series C 5.25% 1/1/28	2,150,000	2,179,111
Houston, Texas Airports Commission Revenue
Series B 5.00% 7/1/25	1,000,000	1,071,020
Series B 5.00% 7/1/26	3,000,000	3,209,670
Memphis-Shelby County, Tennessee Airport Authority Revenue
Series D 5.00% 7/1/24	4,110,000	4,402,673
New Jersey State Turnpike Authority Turnpike Revenue
Series A 5.00% 1/1/33	1,770,000	2,190,322
New Orleans, Louisiana Aviation Board
Series B 5.00% 1/1/32 (AGM) (AMT)	2,900,000	3,349,645
Series B 5.00% 1/1/33 (AGM) (AMT)	2,900,000	3,342,569
New York State Thruway Authority
Series J 5.00% 1/1/27	5,705,000	6,615,290
Pennsylvania State Turnpike Commission Revenue
Subordinate Series A-1 5.00% 12/1/29	3,590,000	4,175,098
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
(Junior Lien Airport) Series A 5.00% 7/1/33	3,355,000	3,996,811
Port Authority of New York & New Jersey
(194th Series) 5.00% 10/15/32	2,500,000	3,048,425
(JFK International Air Terminal) Series 8 6.50% 12/1/28	8,300,000	8,653,082

48

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Salt Lake City, Utah Airport Revenue
Series B 5.00% 7/1/31	500,000	$624,620
Series B 5.00% 7/1/32	600,000	746,940
Series B 5.00% 7/1/33	1,000,000	1,242,290
San Francisco, California City & County Airport Commission - San Francisco International Airport
Series D 5.00% 5/1/25	1,430,000	1,523,393
South Jersey Port, New Jersey
(Subordinated Marine Terminal)
Series B 5.00% 1/1/32 (AMT)	215,000	258,166
Series B 5.00% 1/1/33 (AMT)	315,000	377,594
Series B 5.00% 1/1/34 (AMT)	430,000	514,542
Series B 5.00% 1/1/35 (AMT)	430,000	513,356
Series B 5.00% 1/1/36 (AMT)	430,000	511,962
Series B 5.00% 1/1/37 (AMT)	430,000	511,274
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	3,822,961
(NTE Mobility Partners)
7.00% 12/31/38 (AMT)	3,750,000	4,443,713
7.50% 12/31/31	3,765,000	3,847,529

		80,390,170

Water & Sewer Revenue Bonds – 3.10%
Atlanta, Georgia Water & Wastewater Revenue
Series B 5.50% 11/1/23 (AGM)	1,175,000	1,183,249
California State Department of Water Resources
(Water System) Series AS 5.00% 12/1/29	2,680,000	3,214,767
Dominion, Colorado Water & Sanitation District
5.25% 12/1/27	500,000	536,605
Great Lakes, Michigan Water Authority Water Supply System Revenue
(Senior Lien Bond) Series C 5.00% 7/1/31	3,000,000	3,661,590
Sacramento, California Water Revenue
5.00% 9/1/26	3,160,000	3,658,522
San Antonio, Texas Water System Revenue
Series A 5.00% 5/15/32	1,500,000	1,870,890
Series A 5.00% 5/15/33	2,250,000	2,800,395

		16,926,018

Total Municipal Bonds (cost $497,966,540)		538,546,501

49

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Short-Term Investments – 0.28%
Variable Rate Demand Notes – 0.28%¤
California State Series B2
0.95% 5/1/34 (LOC - CITI Bank N.A.)	100,000	$100,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue (Chevron USA)
Series A 1.35% 12/1/30	1,400,000	1,400,000

Total Short-Term Investments (cost $1,500,000)		1,500,000

Total Value of Securities – 98.84% (cost $499,466,540)		$540,046,501

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $21,267,879, which represents 3.89% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

50

Summary of abbreviations: (continued)

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

PSF – Guaranteed by Permanent School Fund

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

51

Schedules of investments
Delaware National High-Yield Municipal Bond Fund	August 31, 2019

	Principal amount°	Value (US $)
Municipal Bonds – 100.00%
Corporate Revenue Bonds – 18.48%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - US Steel Corp. Project) 5.75% 8/1/42 (AMT)	2,000,000	$2,055,280
Anuvia, Florida
144A 5.00% 7/1/29 #	134,139	115,360
Arkansas Development Finance Authority Revenue
(Big River Steel Project) Series A 144A 4.50% 9/1/49 (AMT)#	8,000,000	8,697,760
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.75% 6/1/34	5,475,000	5,483,158
Series A-2 5.875% 6/1/47	22,075,000	22,185,596
Series A-2 6.00% 6/1/42	3,100,000	3,123,281
Series A-2 6.50% 6/1/47	24,770,000	25,389,498
California County Tobacco Securitization Agency Settlement Revenue
(Capital Appreciation Bond - Fresno County Tobacco Funding Corporation) 0.83% 6/1/55 ^	100,000,000	6,228,000
California Pollution Control Financing Authority Revenue
(Calplant I Project) 144A 8.00% 7/1/39 (AMT)#	5,250,000	5,749,905
(Poseidon Resources) 144A 5.00% 7/1/37 (AMT)#	5,000,000	5,395,750
California State Enterprise Development Authority Revenue
(Sunpower Corp. - Recovery Zone Facility) 8.50% 4/1/31	1,000,000	1,050,150
Central Plains Energy Project, Nebraska
(Project No. 3) Series A 5.00% 9/1/37	3,210,000	4,393,495
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,028,550
Florida Development Finance
(Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT)#●	10,000,000	9,537,900
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed) Series A-2 5.00% 6/1/47	4,000,000	4,102,640
(Capital Appreciation - Asset-Backed-1st Subordinate) Series B 1.548% 6/1/47 ^	30,145,000	5,177,705
Houston, Texas Airport System Revenue
Series B-1 5.00% 7/15/35 (AMT)	5,000,000	5,655,350
(Special Facilities Continental Airlines, Inc. Terminal Improvements Projects) Series 2011 6.625% 7/15/38 (AMT)	2,000,000	2,159,840

52

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Houston, Texas Airport System Revenue
(United Airlines Inc.) 5.00% 7/1/29 (AMT)	1,150,000	$1,301,467
Indiana Finance Authority Exempt Facility Revenue
(Polyflow Indiana Project - Green Bond) 144A 7.00% 3/1/39 (AMT)#	12,500,000	12,928,500
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	3,172,320
Louisiana Tobacco Settlement Financing Corporation
Asset-Backed Note Series A 5.25% 5/15/35	2,540,000	2,805,074
Lower Alabama Gas District Project Revenue
Series A 5.00% 9/1/46	2,300,000	3,356,597
Main Street Natural Gas Project Revenue, Georgia
Series A 5.50% 9/15/23	40,000	46,130
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed
Series A 6.00% 6/1/48	1,255,000	1,261,300
M-S-R Energy Authority, California Gas Revenue
Series A 6.50% 11/1/39	2,500,000	3,998,700
Series B 6.50% 11/1/39	2,500,000	3,998,700
Nassau County, New York Tobacco Settlement Corporation Revenue
(Asset-Backed) Series A-3 5.125% 6/1/46	1,235,000	1,234,963
Nevada State Department of Business & Industry
(Green Fulcrum Sierra Biofuels Project) 144A 6.25% 12/15/37 (AMT)#	2,500,000	2,934,775
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Project)
5.25% 9/15/29 (AMT)	4,000,000	4,417,280
Series B 5.625% 11/15/30 (AMT)	1,270,000	1,477,429
New Jersey Tobacco Settlement Financing Corporation
Series B 5.00% 6/1/46	4,460,000	4,995,468
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters Issue) 5.25% 10/1/35	7,000,000	9,744,630
(Second Priority - Bank of America Tower) Class 3 6.375% 7/15/49	2,000,000	2,039,800
New York Transportation Development Corporation Special Facility Revenue
(Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) Series 2018 4.00% 1/1/36 (AMT)	1,960,000	2,168,172

53

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority
(CarbonLite P, LLC Project) 144A 5.75% 6/1/36 (AMT)#	7,625,000	$8,207,397
(National Gypsum) 5.50% 11/1/44 (AMT)	4,500,000	4,835,430
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	500,000	518,495
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,201,000
Public Authority for Colorado Energy Natural Gas Revenue
Series 28 6.50% 11/15/38	2,000,000	3,119,500
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	11,765,000	16,322,643
5.25% 12/1/27	2,235,000	2,819,520
5.25% 12/1/28	1,050,000	1,350,290
5.50% 12/1/29	765,000	1,016,563
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,625,000	1,816,783
Tennessee State Energy Acquisition Gas Revenue
Series A 4.00% 5/1/48 ●	720,000	779,465
Series C 5.00% 2/1/27	2,940,000	3,559,723
TSASC, New York
Series A 5.00% 6/1/41	705,000	788,303
Subordinate Series B 5.00% 6/1/48	1,000,000	991,900
Tulsa, Oklahoma Municipal Airports Improvement Trust Revenue
Series A 5.50% 6/1/35 (AMT)	2,000,000	2,203,800
(American Airlines) 5.00% 6/1/35 (AMT)●	3,000,000	3,419,070
Valparaiso, Indiana
(Pratt Paper LLC Project) 7.00% 1/1/44 (AMT)	2,865,000	3,394,567
Virginia Tobacco Settlement Financing Corporation
Series B-1 5.00% 6/1/47	2,000,000	2,005,040
Series C 2.419% 6/1/47 ^	66,475,000	7,810,148
Series D 2.594% 6/1/47 ^	137,270,000	14,690,635
Washington Economic Development Finance Authority Revenue
(Columbia Pulp I, LLC Project) Series 2017A 144A 7.50% 1/1/32 (AMT)#	5,000,000	5,177,300

		266,438,095

54

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds – 19.07%
Arizona Industrial Development Authority Revenue
(ACCEL Schools Project) Series A 144A 5.25% 8/1/48 #	3,200,000	$3,449,888
(American Charter Schools Foundation Project)
144A 6.00% 7/1/37 #	775,000	903,689
144A 6.00% 7/1/47 #	4,735,000	5,434,075
(Basis Schools Projects)
Series A 144A 5.125% 7/1/37 #	750,000	831,067
Series A 144A 5.375% 7/1/50 #	1,000,000	1,105,240
(Kaizen Education Foundation Project) 144A 5.80% 7/1/52 #	4,000,000	4,441,200
(Pinecrest Academy Nevada-Horizon, Inspirada) Series A 144A 5.75% 7/15/48 #	2,250,000	2,544,705
Arlington, Texas Higher Education Finance
(Leadership Preparatory School)
Series A 5.00% 6/15/36	700,000	718,914
Series A 5.00% 6/15/46	1,325,000	1,354,799
Build NYC Resource, New York
5.00% 11/1/39	1,000,000	1,065,810
(Inwood Academy for Leadership Charter School Project)
Series A 144A 5.125% 5/1/38 #	575,000	618,430
Series A 144A 5.50% 5/1/48 #	1,500,000	1,641,375
(New Dawn Charter Schools Project)
144A 5.625% 2/1/39 #	1,290,000	1,387,795
144A 5.75% 2/1/49 #	2,700,000	2,893,725
Burbank, Illinois
(Intercultural Montessori Language) 144A 6.25% 9/1/45 #	4,000,000	4,486,600
California Educational Facilities Authority Revenue
(Loma Linda University) Series A 5.00% 4/1/47	1,500,000	1,776,060
(Stanford University) Series V-1 5.00% 5/1/49	24,050,000	38,296,499
California Municipal Finance Authority Revenue
(California Baptist University) Series A 144A 5.50% 11/1/45 #	4,000,000	4,663,440
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	5,250,000	5,492,970
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	1,700,000	1,791,647
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,351,137
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,671,675

55

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California School Finance Authority
(Aspire Public Schools)
Series A 144A 5.00% 8/1/35 #	585,000	$668,363
Series A 144A 5.00% 8/1/40 #	605,000	684,806
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/52 #	1,000,000	902,060
(Escuela Popular Project) 144A 6.50% 7/1/50 #	2,750,000	2,892,367
(New Designs Charter School) Series A 5.50% 6/1/42	1,750,000	1,873,305
(View Park Elementary & Middle Schools)
Series A 5.875% 10/1/44	1,000,000	1,116,420
Series A 6.00% 10/1/49	720,000	806,206
California State University
(Systemwide)
Series A 5.00% 11/1/26	2,000,000	2,567,680
Series A 5.00% 11/1/27	2,300,000	2,987,470
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	1,915,000	2,096,599
California Statewide Communities Development Authority Revenue
(Lancer Educational Student Housing Project) Series A 144A 5.00% 6/1/46 #	1,500,000	1,682,790
Capital Trust Agency, Florida
(Pineapple Cove Classical Academy Inc. Project)
Series A 144A 5.375% 7/1/54 #	6,000,000	6,372,240
(River City Education Services Project)
Series A 5.375% 2/1/35	870,000	909,541
Series A 5.625% 2/1/45	1,500,000	1,572,075
(University Bridge, LLC Student Housing Project)
Series A 144A 5.25% 12/1/58 #	8,000,000	8,561,440
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - Community Leadership Academy) 7.45% 8/1/48	2,000,000	2,290,080
(Charter School - Loveland Classical School) 144A 5.00% 7/1/46 #	1,500,000	1,597,035
(Skyview Charter School) 144A 5.375% 7/1/44 #	500,000	531,895
(Windsor Charter Academy Project) Series 2016 144A 5.00% 9/1/36 #	1,000,000	1,022,610
East Hempfield Township, Pennsylvania Industrial Development Authority
(Student Services Income - Student Housing Project) 5.00% 7/1/30	1,000,000	1,094,930

56

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Hawaii State Department of Budget & Finance
(Hawaii Pacific University) Series A 6.875% 7/1/43	2,000,000	$2,150,500
Henderson, Nevada Public Improvement Trust
(Touro College & University System)
Series A 5.50% 1/1/39	460,000	519,726
Series A 5.50% 1/1/44	2,000,000	2,249,100
Idaho Housing & Finance Association
(Idaho Arts Charter School) 144A 5.00% 12/1/36 #	715,000	798,412
(North Star Charter School)
Capital Appreciation Subordinate Series B 144A 4.88% 7/1/49 #^	2,888,155	572,577
Series A 6.75% 7/1/48	529,150	580,874
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,000,000	1,107,800
Illinois Finance Authority Charter School Revenue
(Chicago International Charter School Project) 5.00% 12/1/47	2,805,000	3,171,221
(Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,072,740
Illinois Finance Authority Revenue
(Lake Forest College) Series A 6.00% 10/1/48	1,000,000	1,084,070
(Rogers Park Montessori)
6.00% 2/1/34	675,000	746,550
6.125% 2/1/45	1,800,000	1,973,682
Illinois Finance Authority Student Housing & Academic Facility Revenue
(University of Illinois at Chicago Project) Series A 5.00% 2/15/47	3,500,000	3,988,180
Illinois Finance Authority Student Housing Revenue
(Dekalb II - Northern Illinois University Project) 6.875% 10/1/43	1,000,000	1,066,520
Indiana State Finance Authority Revenue Educational Facilities
(Drexel Foundation - Thea Bowman Academy Charter School) Series A 7.00% 10/1/39	1,000,000	1,001,580
Kanawha, West Virginia
(West Virginia University Foundation Project) 6.75% 7/1/45	2,500,000	2,729,375
Kent County, Delaware Student Housing and Dining Facilities Revenue
(Delaware State University Project)
Series A 5.00% 7/1/53	140,000	155,259
Series A 5.00% 7/1/58	1,250,000	1,376,750

57

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Louisiana Public Facilities Authority Revenue
(Lake Charles Charter Academy Foundation Project) 8.00% 12/15/41	1,500,000	$1,624,965
Macon-Bibb County, Georgia Urban Development Authority Revenue
(Academy for Classical Education)
Series A 144A 5.875% 6/15/47 #	1,680,000	1,780,313
Series A 144A 6.00% 6/15/52 #	1,530,000	1,623,437
Maryland State Health & Higher Educational Facilities Authority Revenue
(Patterson Park Public Charter School) Series A 6.125% 7/1/45	1,000,000	1,000,180
Miami-Dade County, Florida Industrial Development Authority
(Youth Co-Op Charter School)
Series A 144A 5.75% 9/15/35 #	1,000,000	1,059,410
Series A 144A 6.00% 9/15/45 #	1,000,000	1,060,780
Michigan Finance Authority Limited Obligation Revenue
(Public School Academy Old Redford) Series A 6.50% 12/1/40	900,000	911,421
Michigan Public Educational Facilities Authority Revenue
(Limited-Obligation-Landmark Academy) 7.00% 12/1/39	950,000	956,393
Nevada State Department of Business & Industry
(Somerset Academy)
Series A 144A 5.00% 12/15/35 #	1,595,000	1,743,813
Series A 144A 5.125% 12/15/45 #	2,515,000	2,718,463
New Jersey State Higher Education Student Assistance Authority Student Loan Revenue
Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,393,600
New York State Dormitory Authority
(Touro College & University System) Series A 5.50% 1/1/44	2,875,000	3,223,393
Pennsylvania State Higher Educational Facilities Authority Revenue
(Foundation Indiana University) Series A 2.204% 7/1/39 (SGI)●	2,400,000	2,103,720
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(1st Philadelphia Preparatory) Series A 7.25% 6/15/43	1,230,000	1,433,688
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,029,200
(Green Woods Charter School Project) Series A 5.75% 6/15/42	1,600,000	1,689,712

58

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(Tacony Academy Charter School Project) 7.00% 6/15/43	1,540,000	$1,716,499
Phoenix, Arizona Industrial Development Authority Education Revenue
(Basic Schools Project)
Series 2015A 144A 5.00% 7/1/46 #	4,000,000	4,298,240
Series 2016A 144A 5.00% 7/1/45 #	2,000,000	2,150,200
(Choice Academies Project)
5.375% 9/1/32	1,000,000	1,054,560
5.625% 9/1/42	600,000	630,168
(Downtown Phoenix Student Housing, LLC - Arizona State University Project) Series 2018A 5.00% 7/1/37	250,000	297,345
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	450,000	465,655
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,147,240
Pima County, Arizona Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	1,630,000	1,686,724
144A 5.00% 6/15/52 #	1,400,000	1,446,844
(Edkey Charter Schools Project) 6.00% 7/1/43	2,000,000	2,009,360
Pottsboro, Texas Higher Education Finance Authority Revenue
Series A 5.00% 8/15/36	655,000	712,168
Series A 5.00% 8/15/46	1,000,000	1,069,500
Private Colleges & Universities Authority, Georgia Revenue
(Mercer University) Series A 5.00% 10/1/32	1,005,000	1,064,084
Public Finance Authority Revenue, Wisconsin
(Goodwill Industries of Southern Nevada Project)
Series A 5.50% 12/1/38	2,572,956	2,310,617
Series A 5.75% 12/1/48	2,576,272	2,318,336
(Minnesota College of Osteopathic Medicine)
Senior Series A-1 144A 5.50% 12/1/48 #	4,125,000	4,127,929
Subordinate Series B 144A 7.75% 12/1/48 #●	2,500,000	1,451,200
(Wilson Preparatory Academy)
Series A 144A 4.125% 6/15/29 #	540,000	567,686
Series A 144A 5.00% 6/15/39 #	500,000	528,800
Series A 144A 5.00% 6/15/49 #	1,100,000	1,155,033

59

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue
(High Point Academy Project) Series A 144A 5.75% 6/15/49 #	5,000,000	$5,635,050
St. Paul, Minnesota Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	2,560,000	2,720,563
(Hmong College Preparatory Academy Project)
Series A 5.75% 9/1/46	1,000,000	1,118,090
Series A 6.00% 9/1/51	3,000,000	3,390,120
University of California
Series AZ 5.25% 5/15/58	6,185,000	7,751,661
University of Texas System Board of Regents
Series B 5.00% 8/15/49	18,900,000	30,425,598
Utah State Charter School Finance Authority Revenue
(North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,330,196
Wisconsin Public Finance Authority Revenue
(Pine Lake Preparatory) 144A 5.50% 3/1/45 #	3,460,000	3,770,535
(Roseman University Health Sciences Project) 5.75% 4/1/42	2,000,000	2,117,420
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,056,940
Yonkers, New York Economic Development Corporation Education Revenue
(Charter School Educational Excellence) Series A 6.25% 10/15/40	595,000	614,742

		274,987,159

Electric Revenue Bonds – 1.95%
Municipal Electric Authority of Georgia
(Plant Vogtle Units 3 & 4 Project) Series A 5.00% 1/1/49	10,000,000	11,619,900
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42 ‡	7,740,000	6,192,000
Series CCC 5.25% 7/1/27 ‡	730,000	585,825
Series WW 5.00% 7/1/28 ‡	990,000	792,000
Series XX 5.25% 7/1/40 ‡	7,040,000	5,649,600
Salt River Project Agricultural Improvement & Power District, Arizona
(Salt River Project) Series A 5.00% 1/1/31	2,520,000	3,238,855

		28,078,180

60

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds – 23.42%
Abag, California Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	1,650,000	$1,780,301
Alachua County, Florida Health Facilities Authority
(Oak Hammock University)
Series A 8.00% 10/1/42	1,000,000	1,138,580
Series A 8.00% 10/1/46	1,500,000	1,703,160
Allen County, Indiana Economic Development Revenue
(StoryPoint Fort Wayne Project) Series A-1 144A 6.875% 1/15/52 #	1,650,000	1,820,263
Apple Valley, Minnesota
(Minnesota Senior Living LLC, Project)
Series B 5.00% 1/1/47	2,500,000	2,546,425
Series D 7.25% 1/1/52	7,290,000	7,599,388
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project Fourth Tier) Series D 144A 7.25% 1/1/54 #	2,500,000	2,626,850
(Great Lakes Senior Living Communities LLC Project Second Tier)
Series B 5.00% 1/1/49	975,000	1,093,472
Series B 5.125% 1/1/54	1,130,000	1,274,425
(Great Lakes Senior Living Communities LLC Project Third Tier)
Series C 144A 5.00% 1/1/49 #	1,000,000	1,056,380
Series C 144A 5.50% 1/1/54 #	4,000,000	4,384,440
(Great Lakes Senior Living Communities LLC Project) Series A 5.00% 1/1/54	2,595,000	2,962,374
Bexar County, Texas Health Facilities Development
(Army Retirement Residence Foundation Project) Series 2010 5.875% 7/1/30	155,000	160,278
Birmingham, Alabama Special Care Facilities Financing Authority
(Methodist Home for the Aging)
5.50% 6/1/30	1,850,000	2,132,754
5.75% 6/1/35	1,500,000	1,723,350
5.75% 6/1/45	2,500,000	2,822,250
6.00% 6/1/50	2,650,000	3,022,431
Butler County, Ohio Port Authority
(StoryPoint Fairfield Project) Series A-1 144A 6.50% 1/15/52 #	650,000	707,635
California Health Facilities Financing Authority Revenue
(Kaiser Permanente) Series A-2 5.00% 11/1/47	4,870,000	7,660,169

61

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	$582,680
California Statewide Communities Development Authority Revenue
(be.group) 144A 7.25% 11/15/41 #	500,000	506,120
(Loma Linda University Medical Center) 5.50% 12/1/54	13,000,000	14,686,230
Series A 144A 5.25% 12/1/56 #	3,000,000	3,430,800
Series A 144A 5.50% 12/1/58 #	4,600,000	5,486,190
Camden County, New Jersey Improvement Authority Revenue
(Cooper Health System Obligation Group) 5.75% 2/15/42	2,500,000	2,814,800
Capital Trust Agency, Florida
(Elim Senior Housing Inc. Project) 144A 5.875% 8/1/52 #	2,500,000	2,637,975
(Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	5,000,000	5,006,450
Chesterfield County, Virginia Economic Development Authority Revenue
(1st Mortgage - Brandermill Woods Project) 5.125% 1/1/43	1,030,000	1,062,352
Chesterton, Indiana
(StoryPoint Chesterton Project) Series A-1 144A 6.375% 1/15/51 #	1,000,000	1,081,840
Cobb County, Georgia Development Authority
(Provident Village at Creekside Project) Series A 144A 6.00% 7/1/51 #	3,500,000	3,384,080
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,500,000	2,860,175
(CommonSpirit Health)
Series A-1 4.00% 8/1/44	3,750,000	4,155,450
Series A-2 4.00% 8/1/49	5,000,000	5,504,200
Series A-2 5.00% 8/1/44	2,500,000	3,048,925
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	500,000	565,010
(School Health Systems) Series A 5.00% 1/1/44	1,000,000	1,126,920
(Sunny Vista Living Center)
Series A 144A 5.50% 12/1/30 #	750,000	798,757
Series A 144A 5.75% 12/1/35 #	1,150,000	1,226,095
Series A 144A 6.125% 12/1/45 #	1,200,000	1,288,116
Series A 144A 6.25% 12/1/50 #	560,000	603,299

62

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligation Group) 5.25% 1/1/41	1,600,000	$1,659,024
Cuyahoga County, Ohio Hospital Revenue
(The Metrohealth System)
5.25% 2/15/47	5,200,000	6,061,172
5.50% 2/15/52	4,655,000	5,497,322
5.50% 2/15/57	7,250,000	8,535,207
Decatur, Texas Hospital Authority
(Wise Regional Health Systems)
Series A 5.00% 9/1/34	1,000,000	1,121,030
Series A 5.25% 9/1/29	500,000	573,905
Series A 5.25% 9/1/44	2,000,000	2,223,120
Duluth, Minnesota Economic Development Authority Revenue
(St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	3,750,000	4,125,263
Florida Development Finance
(UF Health - Jacksonville Project) Series A 6.00% 2/1/33	2,375,000	2,664,797
Glendale, Arizona Industrial Development Authority Revenue
(Glencroft Retirement Community Project)
5.00% 11/15/36	830,000	891,619
5.25% 11/15/51	1,350,000	1,442,367
Guilderland, New York Industrial Development Agency
Series A 144A 5.875% 1/1/52 #	6,000,000	6,177,300
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(Hawaii Pacific Health Obligation) Series A 5.50% 7/1/43	2,990,000	3,368,564
(Kahala Nui) 5.25% 11/15/37	1,000,000	1,118,280
Hospital Facilities Authority of Multnomah County, Oregon
(Mirabella at South Waterfront) 5.50% 10/1/49	2,400,000	2,641,272
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project) Series A 5.00% 3/1/33	485,000	598,272
(Valley Vista Care Corporation) Series A 5.00% 11/15/32	455,000	492,788
Illinois Finance Authority Revenue
(Admiral at Lake Project) 5.25% 5/15/54	5,000,000	5,362,600
(Lutheran Home & Services) 5.75% 5/15/46	1,685,000	1,753,445

63

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Illinois Housing Development Authority
(Stonebridge of Gurnee Project)
Series A 144A 5.45% 1/1/46 #	2,500,000	$2,503,775
Series A 144A 5.60% 1/1/56 #	2,630,000	2,645,070
Indiana Finance Authority Revenue
(King’s Daughters Hospital & Health)
5.50% 8/15/40	1,000,000	1,036,990
5.50% 8/15/45	1,000,000	1,035,610
(Marquette Project) 5.00% 3/1/39	1,250,000	1,318,437
Iowa Finance Authority
(PHS Council Bluffs Project)
5.125% 8/1/48	1,650,000	1,752,168
5.25% 8/1/55	2,500,000	2,659,450
(Sunrise Retirement Community) 5.75% 9/1/43	2,500,000	2,556,575
Kalispell, Montana
(Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/47	1,300,000	1,406,197
Kentucky Economic Development Finance Authority Healthcare Revenue
(Rosedale Green Project)
5.50% 11/15/35	1,310,000	1,413,097
5.75% 11/15/45	2,500,000	2,702,250
5.75% 11/15/50	1,600,000	1,724,928
Kentwood, Michigan Economic Development Corporation Revenue
(Limited Obligation - Holland Home) 5.625% 11/15/41	1,250,000	1,352,637
Kirkwood, Missouri Industrial Development Authority
(Aberdeen Heights) Series A 5.25% 5/15/50	6,000,000	6,745,860
Lucas County, Ohio Health Care Facilities Revenue
(Sunset Retirement Communities) 5.50% 8/15/30	1,000,000	1,066,570
Maine Health & Higher Educational Facilities Authority Revenue
(Maine General Medical Center) 6.75% 7/1/41	1,700,000	1,839,791
Maricopa County, Arizona Industrial Development Authority
(Christian Care Surprise Project) Series 2016 144A 6.00% 1/1/48 #	5,400,000	5,747,814
Maryland Health & Higher Educational Facilities Authority
(Adventist Healthcare) Series A 5.50% 1/1/46	5,000,000	5,942,250
Michigan State Strategic Fund Limited Revenue
(Evangelical Homes) 5.50% 6/1/47	2,750,000	2,909,417

64

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Missouri State Health & Educational Facilities Authority Revenue
(Lutheran Senior Services) 6.00% 2/1/41	1,000,000	$1,052,810
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care)
5.25% 1/1/40	1,550,000	1,607,365
5.375% 1/1/50	6,250,000	6,503,000
Series A 5.375% 1/1/51	1,750,000	1,844,535
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	8,500,000	9,314,130
National Finance Authority Revenue, New Hampshire
(The Vista Project)
Series A 144A 5.25% 7/1/39 #	1,265,000	1,382,759
Series A 144A 5.625% 7/1/46 #	1,000,000	1,103,580
Series A 144A 5.75% 7/1/54 #	2,000,000	2,205,680
New Hampshire Health & Education Facilities Authority
(Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,465,836
New Hope, Texas Cultural Education Facilities Finance
(Cardinal Bay - Village on the Park)
Series A1 5.00% 7/1/46	830,000	926,305
Series A1 5.00% 7/1/51	1,595,000	1,759,413
Series B 4.00% 7/1/31	635,000	650,221
Series B 4.75% 7/1/51	1,915,000	1,981,431
Series C 5.00% 7/1/31	250,000	264,025
Series C 5.25% 7/1/36	350,000	369,887
Series C 5.50% 7/1/46	1,250,000	1,318,163
Series C 5.75% 7/1/51	1,000,000	1,069,050
Series D 6.00% 7/1/26	120,000	123,349
Series D 7.00% 7/1/51	1,350,000	1,413,018
(Legacy Midtown Park Project) Series A 5.50% 7/1/54	2,500,000	2,661,500
New Jersey Economic Development Authority
(Lions Gate Project) 5.25% 1/1/44	2,000,000	2,091,000
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services) Series A 4.00% 7/1/26	980,000	1,055,881
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	2,889,162
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/40 #	1,100,000	1,252,724
144A 5.00% 12/1/45 #	800,000	906,328

65

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	$1,536,826
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living) 5.00% 7/1/36	2,000,000	2,108,600
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,800,000	3,950,518
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	285,000	321,078
Series A 7.50% 6/1/49	2,920,000	3,305,352
Payne County, Oklahoma Economic Development Authority
(Epworth Living at the Ranch) Series A 7.00% 11/1/51 ‡	961,600	9,616
Pennsylvania Economic Development Financing Authority
(Tapestry Moon Senior Housing Project) Series 2018A 144A 6.75% 12/1/53 #	9,495,000	9,850,208
Prince George’s County, Maryland
(Collington Episcopal Life Care Community) 5.25% 4/1/47	2,000,000	2,189,280
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project)
Series A 144A 5.00% 6/1/36 #	960,000	1,040,957
Series A 144A 5.125% 6/1/48 #	1,375,000	1,479,830
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	5,630,000	5,930,361
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,500,000	2,744,925
Salem, Oregon Hospital Facility Authority Revenue
(Capital Manor) 6.00% 5/15/47	1,500,000	1,633,590
San Buenaventura, California Revenue
(Community Memorial Health System) 7.50% 12/1/41	4,475,000	5,009,673
Southeastern Ohio Port Authority
(Memorial Health Systems)
5.00% 12/1/43	805,000	856,166
5.50% 12/1/43	1,250,000	1,368,988
St. Louis County, Missouri Industrial Development Authority
(Nazareth Living Center Project) Series A 5.00% 8/15/35	600,000	646,596

66

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Louis County, Missouri Industrial Development Authority
(Nazareth Living Center Project) Series A 5.125% 8/15/45	1,800,000	$1,925,856
Suffolk County, New York Economic Development Corporation Revenue
(Peconic Landing Southland) 6.00% 12/1/40	575,000	601,306
Tarrant County, Texas Cultural Education Facilities Finance
(Buckingham Senior Living Community) 5.50% 11/15/45 ‡	3,000,000	2,100,000
(Buckner Senior Living - Ventana Project)
6.75% 11/15/47	1,850,000	2,145,519
6.75% 11/15/52	3,300,000	3,815,427
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	500,000	530,810
(Mirabella At ASU Project) Series A 144A 6.125% 10/1/52 #	1,720,000	1,976,435
Vermont Economic Development Authority Revenue
(Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,155,132
Washington Health Care Facilities Authority Revenue
(CommonSpirit Health) Series A-2 5.00% 8/1/39	3,250,000	4,002,115
Washington State Housing Finance Commission
(Heron’s Key) Series A 144A 7.00% 7/1/50 #	2,000,000	2,164,140
Westminster, Maryland
(Lutheran Village Millers Grant)
6.00% 7/1/34	800,000	902,808
Series A 5.00% 7/1/24	1,450,000	1,601,250
Series A 6.125% 7/1/39	750,000	843,038
Series A 6.25% 7/1/44	2,500,000	2,810,900
Wisconsin Health & Educational Facilities Authority
(Covenant Communities Project)
Series B 5.00% 7/1/48	1,000,000	1,079,630
Series C 7.00% 7/1/43	900,000	901,638
Series C 7.50% 7/1/53	1,000,000	1,002,260
Wisconsin Public Finance Authority
(Rose Villa Project) Series A 144A 5.75% 11/15/44 #	2,000,000	2,186,180

		337,675,782

Housing Revenue Bonds – 0.49%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Affordable Housing) Senior Series A 5.25% 8/15/39	1,200,000	1,367,040
(Caritas Projects) Senior Series A 5.50% 8/15/47	1,500,000	1,617,780

67

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Independent Cities Finance Authority, California
Series A 5.25% 5/15/44	750,000	$827,887
Series A 5.25% 5/15/49	3,000,000	3,304,620

		7,117,327

Lease Revenue Bonds – 3.95%
California Municipal Finance Authority Revenue
(Goodwill Industry Sacramento Valley) 5.25% 1/1/45	1,295,000	1,317,145
(Goodwill Industry Sacramento Valley and Northern Nevada Project)
Series A 144A 6.625% 1/1/32 #	500,000	529,625
Series A 144A 6.875% 1/1/42 #	1,500,000	1,594,380
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.875% 11/1/43	1,875,000	2,129,737
Capital Trust Agency, Florida Revenue
(Air Cargo - Aero Miami) Series A 5.35% 7/1/29	715,000	733,747
Industrial Development Authority of Phoenix, Arizona
5.125% 2/1/34	1,000,000	1,029,300
5.375% 2/1/41	1,400,000	1,441,076
Metropolitan Pier & Exposition Authority, Illinois
(McCormick Place Expansion Project) Series A 5.00% 6/15/57	3,975,000	4,464,005
New Jersey Economic Development Authority Special Facility Revenue
Series WW 5.25% 6/15/30	5,000,000	5,807,350
New Jersey Transportation Trust Fund Authority
(Federal Highway Reimbursement Revenue) Series A 5.00% 6/15/31	5,450,000	6,449,312
(Transportation Program)
Series AA 5.00% 6/15/25	1,000,000	1,178,770
Series AA 5.00% 6/15/44	4,975,000	5,488,519
Series AA 5.25% 6/15/41	1,000,000	1,136,800
New York Liberty Development Revenue
(Class 2-3 World Trade Center Project) 144A 5.375% 11/15/40 #	2,410,000	2,726,795
(Class 3-3 World Trade Center Project) 144A 7.25% 11/15/44 #	9,600,000	11,533,920

68

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 144A 5.75% 10/1/31 (AMT)#	3,775,000	$3,959,447
(Senior Obligation Group) Series B 5.00% 7/1/42 (AMT)	4,000,000	4,296,680
Wise County, Texas
(Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,085,340

		56,901,948

Local General Obligation Bonds – 4.30%
Chicago, Illinois
Series 2005D 5.50% 1/1/37	2,280,000	2,575,807
Series 2005D 5.50% 1/1/40	3,000,000	3,371,550
Series 2007E 5.50% 1/1/42	2,150,000	2,410,107
Series 2007F 5.50% 1/1/42	1,250,000	1,401,225
Series A 5.25% 1/1/29	4,415,000	4,912,703
Series A 5.50% 1/1/33	2,000,000	2,277,280
Series A 5.50% 1/1/49	770,000	914,506
Series A 6.00% 1/1/38	6,285,000	7,544,765
Series C 5.00% 1/1/26	2,105,000	2,423,886
Chicago, Illinois Board of Education
Series A 144A 7.00% 12/1/46 #	2,500,000	3,181,925
Series G 5.00% 12/1/44	2,445,000	2,737,349
Series H 5.00% 12/1/36	3,405,000	3,870,429
Series H 5.00% 12/1/46	4,225,000	4,717,889
Fairfax County, Virginia
Series A 5.00% 10/1/30	5,000,000	6,657,300
Wake County, North Carolina
Series A 5.00% 3/1/28	3,830,000	5,023,696
Series A 5.00% 3/1/31	6,045,000	8,013,857

		62,034,274

Pre-Refunded/Escrowed to Maturity Bonds – 4.23%
Arlington, Texas Higher Education Finance
(Arlington Classic Academy) 7.65% 8/15/40-20§	1,000,000	1,059,970
Bexar County, Texas Health Facilities Development
(Army Retirement Residence Foundation Project) Series 2010 5.875% 7/1/30-20§	845,000	877,600
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45-20§	1,215,000	1,259,202
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Senior Series A 6.40% 8/15/45-20§	1,665,000	1,749,865

69

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B 144A 7.75% 4/1/31-21#§	750,000	$823,687
(Eisenhower Medical Center) Series A 5.75% 7/1/40-20§	1,000,000	1,039,080
California Statewide Communities Development Authority Revenue
(California Baptist University Project) 7.50% 11/1/41-21§	1,000,000	1,139,820
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21§	1,890,000	2,009,902
Subordinate Lien 6.75% 1/1/41-21§	1,000,000	1,073,130
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/15/41-21§	1,000,000	1,087,100
(Uplift Education) Series A 6.25% 12/1/45-20§	1,000,000	1,062,550
District of Columbia Revenue
(Center of Strategic & International Studies) 6.625% 3/1/41-21§	2,235,000	2,416,504
(KIPP Charter School) 6.00% 7/1/48-23§	1,450,000	1,717,191
Hawaii Pacific Health Special Purpose Revenue
Series A 5.50% 7/1/40-20§	1,250,000	1,294,813
Illinois Finance Authority Revenue
(Admiral at Lake Project)
Series A 7.625% 5/15/25-20§	1,750,000	1,827,665
Series A 7.75% 5/15/30-20§	500,000	522,620
Series A 8.00% 5/15/40-20§	2,205,000	2,308,106
Series A 8.00% 5/15/46-20§	1,500,000	1,570,140
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28-21§	1,455,000	1,577,365
Kentucky Economic Development Finance Authority Hospital Revenue
(Owensboro Medical Health System) Series A 6.50% 3/1/45-20§	4,965,000	5,157,841
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	1,705,000	1,858,757
Lucas County, Ohio Improvement
(Lutheran Homes) Series A 7.00% 11/1/45-20§	3,865,000	4,121,559
Martin County, Florida Health Facilities Authority Revenue
(Martin Memorial Medical Center) 5.50% 11/15/42-21§	1,000,000	1,095,010
Maryland Health & Higher Educational Facilities Authority
(Doctors Community Hospital) 5.75% 7/1/38-20§	1,730,000	1,796,449
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair University Student Housing Project) 5.875% 6/1/42-20§	1,500,000	1,553,760

70

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Norco, California Redevelopment Agency Tax Allocation
(Area #1 Project) 6.00% 3/1/36-20§	1,000,000	$1,024,810
North Texas Education Finance Revenue
(Uplift Education) Series A 5.25% 12/1/47-22§	2,100,000	2,325,057
Onondaga, New York Civic Development Revenue
(St. Joseph’s Hospital Health Center Project) 4.50% 7/1/32-22§	1,000,000	1,096,950
Oregon State Facilities Authority Revenue
(Concordia University Project)
Series A 144A 6.125% 9/1/30-20#§	705,000	736,309
Series A 144A 6.375% 9/1/40-20#§	500,000	525,635
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30-20§	1,300,000	1,350,453
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(New Foundation Charter School Project) 6.625% 12/15/41-22§	1,000,000	1,172,560
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40-20§	2,000,000	2,102,880
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/30-23§	1,420,000	1,761,553
7.125% 11/1/43-23§	2,500,000	3,101,325
St. Johns County, Florida Industrial Development Authority Revenue
(Presbyterian Retirement) Series A 5.875% 8/1/40-20§	1,000,000	1,042,470
Travis County, Texas Health Facilities Development Corporation Revenue
(Westminster Manor Project) 7.125% 11/1/40-20§	1,000,000	1,067,810
University of Arizona Medical Center Hospital Revenue 6.00% 7/1/39-21§	1,500,000	1,630,695

		60,938,193

Resource Recovery Revenue Bonds – 0.53%
Blythe Township, Pennsylvania Solid Waste Authority Revenue
7.75% 12/1/37 (AMT)	3,000,000	3,448,440
Essex County, New Jersey Improvement Authority
144A 5.25% 7/1/45 (AMT)#	2,500,000	2,541,900

71

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Resource Recovery Revenue Bonds (continued)
Orange County, Florida Industrial Development Authority Revenue
(Anuvia Florida LLC Project) Series A 144A 4.00% 7/1/48 (AMT)#	2,665,000	$1,698,511

		7,688,851

Special Tax Revenue Bonds – 9.43%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue
(City Center Project) Series 2018 144A 5.375% 5/1/42 #	3,600,000	4,071,528
Celebration Pointe, Florida Community Development District
5.125% 5/1/45	2,000,000	2,112,060
Cherry Hill, Virginia Community Development Authority
(Potomac Shores Project)
144A 5.15% 3/1/35 #	1,000,000	1,061,250
144A 5.40% 3/1/45 #	2,000,000	2,123,660
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	5,200,000	5,467,124
Dutchess County, New York Local Development Corporation Revenue
(Anderson Center Services Inc. Project) 6.00% 10/1/30	1,700,000	1,763,784
Fountain Urban Renewal Authority, Colorado
(Improvement - South Academy Highland) Series A 5.50% 11/1/44	3,750,000	4,011,900
Glen Cove, New York Local Economic Assistance
(Garvies Point Public Improvement Project) Series A 5.00% 1/1/56	2,000,000	2,180,120
Juban Crossing Economic Development District, Louisiana
(General Infrastructure Projects) Series C 144A 7.00% 9/15/44 #	3,320,000	3,417,940
(Road Projects) Series A 144A 7.00% 9/15/44 #	2,135,000	2,197,983
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Centre Hotel Project - TIF Financing)
Series B 144A 5.00% 2/1/40 #	935,000	1,039,963
Series B 144A 5.00% 2/1/50 #	1,825,000	1,997,755
Midtown Miami, Florida Community Development District
(Parking Garage Project) Series A 5.00% 5/1/37	1,235,000	1,309,372
Mobile, Alabama Improvement District
(McGowin Park Project)
Series A 5.25% 8/1/30	1,000,000	1,065,440
Series A 5.50% 8/1/35	1,300,000	1,384,812

72

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Mosaic District, Virginia Community Development Authority Revenue
Series A 6.875% 3/1/36	1,500,000	$1,589,145
Nampa Development Corporation, Idaho Revenue
144A 5.00% 9/1/31 #	2,940,000	3,171,143
5.90% 3/1/30	2,000,000	2,021,520
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium) 5.00% 1/1/22 (AMBAC)	1,000,000	1,002,620
(Yankee Stadium) 7.00% 3/1/49 (AGC)	1,000,000	1,004,890
Northampton County, Pennsylvania Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,335,000	2,651,019
Prairie Center Metropolitan District No 3, Colorado
Series A 144A 5.00% 12/15/41 #	2,000,000	2,130,320
Public Finance Authority Revenue, Wisconsin
(American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	5,065,000	6,118,520
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured) Series A-1 5.625% 7/1/51 ^	37,719,000	7,330,310
(Restructured)
Series A-1 4.75% 7/1/53	24,518,000	25,199,846
Series A-1 5.00% 7/1/58	24,170,000	25,261,517
Series A-1 5.069% 7/1/46 ^	26,868,000	7,215,133
Series A-2 4.329% 7/1/40	3,000,000	3,056,250
Regional Transportation, Colorado District Revenue
(Denver Transit Partners) 6.00% 1/15/41	1,000,000	1,032,920
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,100,000	1,100,671
St. Louis County, Missouri Industrial Development Authority
(Manchester Ballas Community)
Series A 144A 5.00% 9/1/38 #	1,050,000	1,078,581
Series A 144A 5.25% 9/1/45 #	3,540,000	3,632,040
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project) 6.375% 12/1/25	910,000	913,567

73

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax Vacation Village Project) Series A 6.00% 9/1/35	4,690,000	$5,166,973

		135,881,676

State General Obligation Bonds – 5.90%
California State
Various Purposes
5.00% 4/1/32	2,100,000	2,959,593
5.00% 8/1/46	2,000,000	2,420,540
(Bid Group A) 5.00% 10/1/28	5,000,000	6,636,350
(Bid Group B) 5.00% 8/1/27	5,000,000	6,288,950
Commonwealth of Massachusetts
Series B 5.00% 1/1/32	5,000,000	6,359,150
Illinois State
5.00% 11/1/27	2,000,000	2,325,120
5.00% 5/1/36	1,710,000	1,869,543
5.00% 11/1/36	2,245,000	2,540,554
5.00% 2/1/39	2,980,000	3,230,767
Series A 5.00% 10/1/30	2,000,000	2,370,500
Series A 5.00% 12/1/34	2,100,000	2,425,836
Series A 5.00% 4/1/38	2,805,000	3,001,406
Series C 5.00% 11/1/29	8,970,000	10,459,199
Series D 5.00% 11/1/28	6,000,000	7,027,740
Minnesota State
Series A 5.00% 8/1/30	5,000,000	6,549,550
New York State
Series A 5.25% 2/15/24	2,000,000	2,126,440
Ohio State
(Infrastructure Improvement) Series A 5.00% 9/1/32	7,675,000	9,944,114
Washington State
(Various Purpose) Series C 5.00% 2/1/28	5,000,000	6,512,750

		85,048,102

Transportation Revenue Bonds – 5.44%
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/33	4,135,000	4,836,709
Foothill-Eastern Transportation Corridor Agency, California
Series A 5.75% 1/15/46	5,000,000	5,861,300
Series A 6.00% 1/15/49	7,690,000	9,129,799
Houston, Texas Airport System Revenue Subordinate Lien
Series A 5.00% 7/1/25 (AMT)	1,000,000	1,066,320

74

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Kentucky Public Transportation Infrastructure Authority (1st Tier - Downtown Crossing)
Series A 5.75% 7/1/49	3,000,000	$3,389,730
Series A 6.00% 7/1/53	1,290,000	1,472,922
Long Beach, California Marina Revenue
5.00% 5/15/40	1,000,000	1,139,360
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal) Series 8 6.00% 12/1/42	1,970,000	2,083,295
Riverside County, California Transportation Senior Lien
Series A 5.75% 6/1/48	1,000,000	1,117,450
San Francisco, California City & County Airport Commission - San Francisco International Airport
Series E 5.00% 5/1/50 (AMT)	9,500,000	11,620,115
South Jersey Port, New Jersey
(Subordinated Marine Terminal Revenue)
Series A 5.00% 1/1/49	1,110,000	1,297,779
Series B 5.00% 1/1/42 (AMT)	1,110,000	1,306,270
Series B 5.00% 1/1/48 (AMT)	2,535,000	2,955,278
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	7,000,000	7,347,690
7.50% 6/30/33	500,000	527,305
(NTE Mobility)
6.75% 6/30/43 (AMT)	1,905,000	2,231,307
6.875% 12/31/39	4,055,000	4,133,302
7.00% 12/31/38 (AMT)	1,335,000	1,581,962
(NTE Mobility Partners Segment 3 LLC Segment 3C Project) 5.00% 6/30/58 (AMT)	10,000,000	11,858,500
Virginia Small Business Financing Authority
(Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	2,975,000	3,431,811

		78,388,204

Water & Sewer Revenue Bonds – 2.81%
Chicago, Illinois Waterworks Revenue
(2nd Lien)
5.00% 11/1/26	180,000	218,828
5.00% 11/1/28	30,000	36,061
Dominion, Colorado Water & Sanitation District Revenue
6.00% 12/1/46	4,000,000	4,309,240
Jefferson County, Alabama Sewer Revenue
(Senior Lien-Warrants) Series A 5.50% 10/1/53 (AGM)	2,500,000	2,909,600

75

Schedules of investments
Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Jefferson County, Alabama Sewer Revenue
(Sub Lien-Warrants)
Series D 6.50% 10/1/53	16,500,000	$20,043,210
Series D 7.00% 10/1/51	5,000,000	6,179,750
Texas Water Development Board
(Master Trust) Series B 5.00% 4/15/31	5,240,000	6,825,886

		40,522,575

Total Municipal Bonds (cost $1,323,607,717)		1,441,700,366

Total Value of Securities – 100.00% (cost $1,323,607,717)		$1,441,700,366

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $297,284,335, which represents 20.62% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by the AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

76

Summary of abbreviations: (continued)

LIBOR06M – ICE LIBOR USD 6 Month

SGI – Insured by Syncora Guarantee Inc.

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

77

Statements of assets and liabilities

August 31, 2019

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assets:
Investments, at value[1]	$626,882,189	$540,046,501	$1,441,700,366
Cash	179,311	38,151	—
Interest receivable	6,940,231	5,991,205	16,936,885
Receivable for fund shares sold	949,405	1,263,620	7,529,115
Receivable for securities sold	—	3,060,000	6,088,800

Total assets	634,951,136	550,399,477	1,472,255,166

Liabilities:
Cash due to custodian	—	—	9,996,763
Payable for securities purchased	11,369,843	3,000,000	17,741,330
Distribution payable	483,552	391,650	1,431,598
Payable for fund shares redeemed	342,774	317,442	437,234
Investment management fees payable to affiliates	206,261	132,009	480,076
Distribution fees payable to affiliates	112,085	35,141	120,886
Other accrued expenses	107,794	116,832	311,290
Dividend disbursing and transfer agent fees and expense payable to affiliates	5,132	4,531	11,857
Trustees’ fees and expenses payable to affiliates	4,395	3,951	10,310
Accounting and administration expenses payable to affiliates	2,306	2,075	4,883
Legal fees payable to affiliates	901	810	2,113
Reports and statements to shareholders expenses payable to affiliates	288	253	665

Total liabilities	12,635,331	4,004,694	30,549,005

Total Net Assets	$622,315,805	$546,394,783	$1,441,706,161

Net Assets Consist of:
Paid-in capital	$571,628,110	$507,685,940	$1,335,212,255
Total distributable earnings (loss)	50,687,695	38,708,843	106,493,906

Total Net Assets	$622,315,805	$546,394,783	$1,441,706,161

78

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Net Asset Value
Class A:
Net assets	$472,153,173	$123,690,581	$208,549,036
Shares of beneficial interest outstanding, unlimited authorization, no par	39,476,792	10,072,215	18,171,871
Net asset value per share	$11.96	$12.28	$11.48
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.52	$12.63	$12.02

Class C:
Net assets	$16,050,833	$22,874,140	$91,184,133
Shares of beneficial interest outstanding, unlimited authorization, no par	1,341,819	1,863,888	7,913,343
Net asset value per share	$11.96	$12.27	$11.52

Institutional Class:
Net assets	$134,111,799	$399,830,062	$1,141,972,992
Shares of beneficial interest outstanding, unlimited authorization, no par	11,129,646	32,247,298	98,593,143
Net asset value per share	$12.05	$12.40	$11.58

[1]Investments, at cost	$577,021,293	$499,466,540	$1,323,607,717

See accompanying notes, which are an integral part of the financial statements.

79

Statements of operations

Year ended August 31, 2019

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Investment Income:
Interest	$24,137,891	$19,726,150	$66,341,034

Expenses:
Management fees	3,016,095	2,615,133	6,640,185
Distribution expenses — Class A	1,118,712	311,755	485,561
Distribution expenses — Class C	166,331	249,144	888,505
Dividend disbursing and transfer agent fees and expenses	402,336	436,227	1,011,446
Accounting and administration expenses	140,257	135,097	275,147
Registration fees	90,682	92,044	161,631
Audit and tax fees	47,193	47,193	47,193
Reports and statements to shareholders expenses	46,820	41,328	90,168
Legal fees	43,359	33,820	99,410
Trustees’ fees and expenses	31,795	30,190	75,195
Custodian fees	17,195	14,739	35,600
Other	42,043	43,677	91,992

	5,162,818	4,050,347	9,902,033
Less expenses waived	(774,525)	(861,382)	(655,569)
Less waived distribution expenses — Class A	—	(124,702)	—
Less expenses paid indirectly	(4,940)	(5,833)	(19,109)

Total operating expenses	4,383,353	3,058,430	9,227,355

Net Investment Income	19,754,538	16,667,720	57,113,679

Net Realized and Unrealized Gain:
Net realized gain on investments	1,048,183	1,077,571	3,014,071
Net change in unrealized appreciation (depreciation) of investments	23,917,474	21,366,521	55,266,412

Net Realized and Unrealized Gain	24,965,657	22,444,092	58,280,483

Net Increase in Net Assets Resulting from Operations	$44,720,195	$39,111,812	$115,394,162

See accompanying notes, which are an integral part of the financial statements.

80

This page intentionally left blank.

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/19	8/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,754,538	$20,085,601
Net realized gain	1,048,183	1,601,289
Net change in unrealized appreciation (depreciation)	23,917,474	(13,534,385)

Net increase in net assets resulting from operations	44,720,195	8,152,505

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(16,273,524)	(16,632,280)
Class C	(472,923)	(721,618)
Institutional Class	(3,153,841)	(2,731,703)

	(19,900,288)	(20,085,601)

Capital Share Transactions:
Proceeds from shares sold:
Class A	109,025,107	144,964,138
Class C	2,698,828	2,742,284
Institutional Class	93,831,044	33,395,228

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	14,655,203	14,612,119
Class C	404,200	644,001
Institutional Class	2,682,248	2,271,556

	223,296,630	198,629,326

82

	Year ended
	8/31/19	8/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(152,307,083)	$(83,964,343)
Class C	(6,533,225)	(11,372,623)
Institutional Class	(44,281,845)	(19,620,579)

	(203,122,153)	(114,957,545)

Increase in net assets derived from capital share transactions	20,174,477	83,671,781

Net Increase in Net Assets	44,994,384	71,738,685

Net Assets:
Beginning of year	577,321,421	505,582,736

End of year[1]	$622,315,805	$577,321,421

[1]

Net Assets – End of year includes distributions in excess of net investment income of $14,723 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 11 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class
Dividends from net investment income	$(16,632,280)	$(721,618)	$(2,731,703)

See accompanying notes, which are an integral part of the financial statements.

83

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/19	8/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,667,720	$17,509,720
Net realized gain	1,077,571	380,931
Net change in unrealized appreciation (depreciation)	21,366,521	(14,485,267)

Net increase in net assets resulting from operations	39,111,812	3,405,384

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(3,886,242)	(4,506,606)
Class C	(565,999)	(800,814)
Institutional Class	(12,215,479)	(12,202,300)

	(16,667,720)	(17,509,720)

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,623,937	16,752,051
Class C	3,447,342	1,183,828
Institutional Class	160,249,995	107,068,849

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,607,123	4,147,980
Class C	508,002	729,575
Institutional Class	9,563,643	9,272,878

	205,000,042	139,155,161

84

	Year ended
	8/31/19	8/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(49,240,907)	$(44,644,168)
Class C	(10,079,399)	(13,357,830)
Institutional Class	(163,828,572)	(98,947,892)

	(223,148,878)	(156,949,890)

Decrease in net assets derived from capital share transactions	(18,148,836)	(17,794,729)

Net Increase (Decrease) in Net Assets	4,295,256	(31,899,065)

Net Assets:
Beginning of year	542,099,527	573,998,592

End of year[1]	$546,394,783	$542,099,527

[1]

Net Assets – End of year includes distributions in excess of net investment income of $33,111 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 11 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class
Dividends from net investment income	$(4,506,606)	$(800,814)	$(12,202,300)

See accompanying notes, which are an integral part of the financial statements.

85

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/19	8/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,113,679	$54,384,298
Net realized gain	3,014,071	7,505,047
Net change in unrealized appreciation (depreciation)	55,266,412	(13,724,500)

Net increase in net assets resulting from operations	115,394,162	48,164,845

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(8,113,223)	(8,100,736)
Class C	(3,047,818)	(3,292,016)
Institutional Class	(45,407,727)	(43,005,882)

	(56,568,768)	(54,398,634)

Capital Share Transactions:
Proceeds from shares sold:
Class A	54,097,913	50,102,652
Class C	14,629,646	12,793,383
Institutional Class	377,244,099	270,134,611

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,392,441	7,418,908
Class C	2,752,227	2,968,800
Institutional Class	37,356,231	36,466,522

	493,472,557	379,884,876

86

	Year ended
	8/31/19	8/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(61,870,843)	$(46,315,595)
Class C	(22,089,760)	(21,101,276)
Institutional Class	(336,446,245)	(217,319,913)

	(420,406,848)	(284,736,784)

Increase in net assets derived from capital share transactions	73,065,709	95,148,092

Net Increase in Net Assets	131,891,103	88,914,303

Net Assets:
Beginning of year	1,309,815,058	1,220,900,755

End of year[1]	$1,441,706,161	$1,309,815,058

[1]

Net Assets – End of year includes distributions in excess of net investment income of $4,102 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 11 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class
Dividends from net investment income	$(8,100,736)	$(3,292,016)	$(43,005,882)

See accompanying notes, which are an integral part of the financial statements.

87

Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2019, net realized gain distributions of $120,279 were made by the Fund’s Class A shares, which calculated to $(0.003) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

88

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.44	$11.70	$12.22	$11.83	$11.90

0.41	0.42	0.43	0.42	0.43
0.52	(0.26)	(0.40)	0.39	(0.07)

0.93	0.16	0.03	0.81	0.36

(0.41)	(0.42)	(0.43)	(0.42)	(0.43)
— [2]	—	(0.12)	—	—

(0.41)	(0.42)	(0.55)	(0.42)	(0.43)

$11.96	$11.44	$11.70	$12.22	$11.83

8.35%	1.44%	0.41%	7.00%	3.09%

$472,153	$481,117	$415,314	$493,408	$504,204
0.81%	0.81%	0.81%	0.81%	0.81%
0.95%	0.96%	0.96%	0.95%	0.96%
3.55%	3.66%	3.71%	3.52%	3.63%
3.41%	3.51%	3.56%	3.38%	3.48%
43%	42%	33%	33%	16%

89

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2019, net realized gain distributions of $4,649 were made by the Fund’s Class C shares, which calculated to $(0.003) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

90

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.44	$11.70	$12.22	$11.83	$11.91

0.32	0.34	0.34	0.33	0.34
0.52	(0.26)	(0.40)	0.39	(0.08)

0.84	0.08	(0.06)	0.72	0.26

(0.32)	(0.34)	(0.34)	(0.33)	(0.34)
— [2]	—	(0.12)	—	—

(0.32)	(0.34)	(0.46)	(0.33)	(0.34)

$11.96	$11.44	$11.70	$12.22	$11.83

7.55%	0.68%	(0.35% )	6.19%	2.23%

$16,051	$18,808	$27,397	$31,545	$30,851
1.56%	1.56%	1.56%	1.56%	1.57%
1.70%	1.71%	1.71%	1.70%	1.72%
2.80%	2.91%	2.96%	2.77%	2.88%
2.66%	2.76%	2.81%	2.63%	2.73%
43%	42%	33%	33%	16%

91

Financial highlights

Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2019, net realized gain distributions of $20,822 were made by the Fund’s Institutional Class shares, which calculated to $(0.003) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

92

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.52	$11.79	$12.31	$11.91	$11.99

0.44	0.45	0.46	0.46	0.47
0.53	(0.27)	(0.40)	0.40	(0.08)

0.97	0.18	0.06	0.86	0.39

(0.44)	(0.45)	(0.46)	(0.46)	(0.47)
— [2]	—	(0.12)	—	—

(0.44)	(0.45)	(0.58)	(0.46)	(0.47)

$12.05	$11.52	$11.79	$12.31	$11.91

8.68%	1.61%	0.68%	7.32%	3.26%

$134,112	$77,396	$62,872	$45,696	$33,323
0.56%	0.56%	0.56%	0.56%	0.57%
0.70%	0.71%	0.71%	0.70%	0.72%
3.80%	3.91%	3.96%	3.77%	3.88%
3.66%	3.76%	3.81%	3.63%	3.73%
43%	42%	33%	33%	16%

93

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2017, net realized gain distributions of $58,508 were made by the Fund’s Class A shares, which calculated to $(0.004) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

94

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.76	$12.06	$12.38	$12.04	$12.21

0.37	0.37	0.35	0.35	0.35
0.52	(0.30)	(0.32)	0.34	(0.17)

0.89	0.07	0.03	0.69	0.18

(0.37)	(0.37)	(0.35)	(0.35)	(0.35)
—	—	— [2]	—	—

(0.37)	(0.37)	(0.35)	(0.35)	(0.35)

$12.28	$11.76	$12.06	$12.38	$12.04

7.71%	0.57%	0.35%	5.79%	1.46%

$123,691	$136,653	$164,154	$188,034	$184,514
0.65%	0.71%	0.75%	0.75%	0.76%
0.91%	0.92%	0.93%	0.92%	0.93%
3.11%	3.10%	2.92%	2.84%	2.85%
2.85%	2.89%	2.74%	2.67%	2.68%
25%	32%	26%	35%	19%

95

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2017, net realized gain distributions of $15,746 were made by the Fund’s Class C shares, which calculated to $(0.004) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

96

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.75	$12.05	$12.37	$12.03	$12.20

0.27	0.27	0.25	0.24	0.24
0.52	(0.30)	(0.32)	0.35	(0.17)

0.79	(0.03)	(0.07)	0.59	0.07

(0.27)	(0.27)	(0.25)	(0.25)	(0.24)
—	—	— [2]	—	—

(0.27)	(0.27)	(0.25)	(0.25)	(0.24)

$12.27	$11.75	$12.05	$12.37	$12.03

6.81%	(0.28% )	(0.50% )	4.90%	0.60%

$22,874	$28,002	$40,402	$49,515	$48,328
1.50%	1.56%	1.60%	1.60%	1.61%
1.66%	1.67%	1.68%	1.67%	1.68%
2.26%	2.25%	2.07%	1.99%	2.00%
2.10%	2.14%	1.99%	1.92%	1.93%
25%	32%	26%	35%	19%

97

Financial highlights

Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2017, net realized gain distributions of $152,523 were made by the Fund’s Institutional Class shares, which calculated to $(0.004) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

98

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.87	$12.17	$12.50	$12.16	$12.33

0.39	0.39	0.37	0.37	0.37
0.53	(0.30)	(0.33)	0.34	(0.17)

0.92	0.09	0.04	0.71	0.20

(0.39)	(0.39)	(0.37)	(0.37)	(0.37)
—	—	— [2]	—	—

(0.39)	(0.39)	(0.37)	(0.37)	(0.37)

$12.40	$11.87	$12.17	$12.50	$12.16

7.92%	0.75%	0.44%	5.92%	1.62%

$399,830	$377,445	$369,443	$479,172	$474,262
0.50%	0.56%	0.60%	0.60%	0.61%
0.66%	0.67%	0.68%	0.67%	0.68%
3.26%	3.25%	3.07%	2.99%	3.00%
3.10%	3.14%	2.99%	2.92%	2.93%
25%	32%	26%	35%	19%

99

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

100

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.00	$11.05	$11.42	$10.75	$10.65

0.46	0.46	0.44	0.41	0.41
0.48	(0.05)	(0.37)	0.67	0.10

0.94	0.41	0.07	1.08	0.51

(0.46)	(0.46)	(0.44)	(0.41)	(0.41)

(0.46)	(0.46)	(0.44)	(0.41)	(0.41)

$11.48	$11.00	$11.05	$11.42	$10.75

8.81%	3.80%	0.72%	10.25%	4.83%

$208,549	$200,493	$190,211	$250,810	$227,090
0.85%	0.85%	0.85%	0.85%	0.85%
0.90%	0.91%	0.94%	0.94%	0.97%
4.22%	4.19%	4.02%	3.73%	3.80%
4.17%	4.13%	3.93%	3.64%	3.68%
33%	19%	27%	13%	10%

101

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

102

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.04	$11.09	$11.47	$10.80	$10.70

0.38	0.38	0.36	0.33	0.33
0.48	(0.05)	(0.38)	0.67	0.10

0.86	0.33	(0.02)	1.00	0.43

(0.38)	(0.38)	(0.36)	(0.33)	(0.33)

(0.38)	(0.38)	(0.36)	(0.33)	(0.33)

$11.52	$11.04	$11.09	$11.47	$10.80

7.98%	3.03%	(0.11% )	9.41%	4.04%

$91,184	$92,155	$97,974	$113,905	$91,196
1.60%	1.60%	1.60%	1.60%	1.60%
1.65%	1.66%	1.69%	1.69%	1.72%
3.47%	3.44%	3.27%	2.98%	3.05%
3.42%	3.38%	3.18%	2.89%	2.93%
33%	19%	27%	13%	10%

103

Financial highlights

Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

104

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$11.10	$11.15	$11.53	$10.85	$10.75

0.49	0.49	0.47	0.45	0.44
0.48	(0.05)	(0.38)	0.67	0.10

0.97	0.44	0.09	1.12	0.54

(0.49)	(0.49)	(0.47)	(0.44)	(0.44)

(0.49)	(0.49)	(0.47)	(0.44)	(0.44)

$11.58	$11.10	$11.15	$11.53	$10.85

9.03%	4.07%	0.92%	10.57%	5.08%

$1,141,973	$1,017,167	$932,716	$905,436	$649,455
0.60%	0.60%	0.60%	0.60%	0.60%
0.65%	0.66%	0.69%	0.69%	0.72%
4.47%	4.44%	4.27%	3.98%	4.05%
4.42%	4.38%	4.18%	3.89%	3.93%
33%	19%	27%	13%	10%

105

Notes to financial statements
Delaware Funds® by Macquarie national tax-free funds	August 31, 2019

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are each referred to as a Trust, or collectively, as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income taxes as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market

106

quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2019 and for all open tax years (years ended Aug. 31, 2016–Aug. 31, 2018), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statements of operations.” During the year ended Aug. 31, 2019, the Funds did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included

107

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

1. Significant Accounting Policies (continued)

under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$4,606	$5,724	$18,624

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$334	$109	$485

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund

108

operating expenses from exceeding the following percentage of each Fund’s average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.* These expense waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Operating expense limitation as a percentage of average daily net assets	0.56%	0.50%	0.60%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$24,939	$23,844	$53,540

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$45,570	$43,280	$109,237

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, Delaware National High-Yield Municipal Bond Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the

109

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

average daily net assets of the Class A shares. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares that were acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.25% of average daily net assets, based on the formula described on the previous page. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The Class A shares of Delaware Tax-Free USA Intermediate Fund were subject to a 12b-1 fee of 0.25% of average daily net assets, which was contractually waived to 0.15% of average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.** Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2019, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$15,250	$14,512	$36,039

For the year ended Aug. 31, 2019, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$18,364	$5,459	$38,172

For the year ended Aug. 31, 2019, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Class A	$153	$ —	$54,821
Class C	163	656	1,919

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2019, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross

110

trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2019, the Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in realized losses as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$49,851,543	$38,724,650	$25,246,214
Sales	35,492,096	29,832,183	34,591,437
Net realized loss	74,398	126,660	—

There was no realized gain (loss) as a result of Rule 17a-7 securities sales for Delaware National High-Yield Municipal Bond Fund.

*For Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, the aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019. For Delaware Tax-Free USA Intermediate Fund, the aggregate contractual waiver period covering this report is from April 1, 2018 through Dec. 28, 2019.

**For Delaware Tax-Free USA Intermediate Fund Class A shares, the aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

3. Investments

For the year ended Aug. 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$269,097,067	$127,452,156	$518,792,990
Sales	238,361,585	143,756,228	433,154,815

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Aug. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Cost of investments	$577,209,948	$499,466,540	$1,322,173,100

Aggregate unrealized appreciation of investments	$50,013,037	$40,747,208	$122,927,261

111

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

3. Investments (continued)

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Aggregate unrealized depreciation of investments	(340,796)	(167,247)	(3,399,995)

Net unrealized appreciation of investments	$49,672,241	$40,579,961	$119,527,266

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

112

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2019:

Delaware Tax-Free USA Fund

Level 2
Securities
Assets:
Municipal Bonds	$623,082,189
Short-Term Investments	3,800,000

Total Value of Securities	$626,882,189

Delaware Tax-Free USA Intermediate Fund
Level 2
Securities
Assets:
Municipal Bonds	$538,546,501
Short-Term Investments	1,500,000

Total Value of Securities	$540,046,501

Delaware National High-Yield Municipal Bond Fund
Level 2
Securities
Assets:
Municipal Bonds	$1,441,700,366

During the year ended Aug. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. During the year ended Aug. 31, 2019, there were no Level 3 investments.

113

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2019 and 2018 was as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Year ended 8/31/19
Tax-exempt income	$19,673,037	$16,667,720	$56,547,428
Ordinary income	81,501	—	21,340
Long-term capital gains	145,750	—	—
Total	$19,900,288	$16,667,720	$56,568,768

Year ended 8/31/18
Tax-exempt income	$20,025,612	$17,495,281	$54,048,737
Ordinary income	59,989	14,439	349,897

Total	$20,085,601	$17,509,720	$54,398,634

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2019, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Shares of beneficial interest	$571,628,110	$507,685,940	$1,335,212,255
Undistributed tax-exempt income	468,830	358,539	1,427,496
Undistributed long-term capital gains	1,030,177	—	—
Distributions payable	(483,553)	(391,650)	(1,431,598)
Capital loss carryforwards	—	(1,838,007)	(13,029,258)
Unrealized appreciation of investments	49,672,241	40,579,961	119,527,266

Net assets	$622,315,805	$546,394,783	$1,441,706,161

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments, if applicable.

114

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Aug. 31, 2019, the Funds utilized capital loss carryforwards as follows:

	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Capital loss carryforwards utilized	$1,077,571	$2,894,196

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Aug. 31, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

	Loss carryforward character

	Short-term	Long-term	Total
Delaware Tax-Free USA Intermediate Fund	$1,838,007	$—	$1,838,007
Delaware National High-Yield Municipal Bond Fund	11,623,420	1,405,838	13,029,258

At Aug. 31, 2019, there were no capital loss carryforwards for Delaware Tax-Free USA Fund.

115

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund

	Year ended		Year ended		Year ended

	8/31/19	8/31/18	8/31/19	8/31/18	8/31/19	8/31/18
Shares sold:
Class A	9,633,567	12,603,666	2,346,565	1,415,308	4,939,498	4,548,565
Class C	235,464	236,676	294,667	99,772	1,334,649	1,156,364
Institutional Class	8,058,705	2,876,073	13,507,386	8,940,604	34,265,773	24,307,805

Shares issued upon reinvestment of dividends and distributions:
Class A	1,282,034	1,268,997	305,278	350,140	675,346	674,320
Class C	35,429	55,857	43,148	61,629	250,585	268,726
Institutional Class	232,343	195,804	801,340	775,842	3,379,605	3,284,191

	19,477,542	17,237,073	17,298,384	11,643,295	44,845,456	34,239,971

Shares redeemed:
Class A	(13,496,639)	(7,310,314)	(4,200,242)	(3,760,589)	(5,676,550)	(4,205,385)
Class C	(572,900)	(989,856)	(856,325)	(1,131,893)	(2,018,698)	(1,909,980)
Institutional Class	(3,877,118)	(1,689,696)	(13,850,854)	(8,276,999)	(30,706,607)	(19,583,617)

	(17,946,657)	(9,989,866)	(18,907,421)	(13,169,481)	(38,401,855)	(25,698,982)

Net increase (decrease)	1,530,885	7,247,207	(1,609,037)	(1,526,186)	6,443,601	8,540,989

116

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended Aug. 31, 2019 and 2018, each Fund had the following exchange transactions:

	Year ended
	8/31/19

		Exchange		Exchange
	Redemptions			Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class
	Shares	Shares	Shares	Shares	Shares	Value
Delaware Tax-Free USA Fund	122,933	9,379	—	9,402	122,076	$1,496,654
Delaware Tax-Free USA Intermediate Fund	1,189,029	4,719	6,641	11,435	1,178,174	13,998,550
Delaware National High-Yield Municipal Bond Fund	9,893	—	—	—	9,811	108,773

	Year ended
	8/31/18
	Exchange		Exchange
	Redemptions		Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Delaware Tax-Free USA Fund	48,496	77,372	77,526	48,172	$1,447,435
Delaware Tax-Free USA Intermediate Fund	24,896	31,342	31,355	24,650	662,376
Delaware National High-Yield Municipal Bond Fund	44,817	87,060	55,968	75,762	1,459,307

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on

117

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

7. Line of Credit (continued)

Nov. 29, 2018. The revolving line of credit is to be used as described on the previous page and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Funds had no amounts outstanding as of Aug. 31, 2019, or at any time during the year then ended.

8. Securities Lending

Delaware Tax-Free USA intermediate Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to

118

changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Aug. 31, 2019, Delaware Tax-Free USA Intermediate Fund had no securities out on loan. For the year ended Aug. 31, 2019, Delaware Tax-Fee USA Fund and Delaware National High-Yield Municipal Bond Fund were not included in the Lending Agreement.

9. Geographic, Credit, and Market Risks

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Funds concentrate their investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the US states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2019, the percentage of each Fund’s net assets insured by bond issuers are listed on the next page and these securities have been identified on the “Schedules of investments.”

119

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

9. Geographic, Credit, and Market Risks (continued)

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assured Guaranty Corporation	0.16%	—	0.07%
Assured Guaranty Municipal Corporation	0.24%	1.44%	0.20%
AMBAC Assurance Corporation	0.48%	—	0.07%
Build America Mutual Assurance	0.40%	—	—
National Public Finance Guarantee Corporation	0.17%	—	—
Syncora Guarantee	—	—	0.15%

Total	1.45%	1.44%	0.49%

As of Aug. 31, 2019, Delaware Tax-Free USA Fund invested in municipal bonds issued by the states of California, New York, and Texas, which constituted approximately 14.14%, 11.61%, and 12.74%, respectively, of the Fund’s net assets. As of Aug. 31, 2019, Delaware Tax-Free USA Intermediate Fund invested in municipal bonds issued by the states of California and New York, which constituted approximately 15.32% and 16.27%, respectively, of the Fund’s net assets. As of Aug. 31, 2019, Delaware National High-Yield Municipal Bond Fund invested in municipal bonds issued by the state of California which constituted approximately 15.37% of the Fund’s net assets. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher-yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the

120

issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those

121

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

11. Recent Accounting Pronouncements (continued)

fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statements of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Funds’ financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2019, that would require recognition or disclosure in the Funds’ financial statements.

122

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group® Tax Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the funds constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

123

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2019, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Distributions (Tax Basis)	(C) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free USA Fund	0.41%	98.86%	0.73%	100.00%
Delaware Tax-Free USA Intermediate Fund	—	100.00%	—	100.00%
Delaware National High-Yield Municipal Bond Fund	0.04%	99.96%	—	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at a meeting held on August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent

124

Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year

125

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at a meeting held on August 21-22, 2019 (continued)

periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free USA Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional general and insured municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.
Delaware Tax-Free USA Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware National High-Yield Municipal Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Fund’s performance results were mixed but tended toward median, which was acceptable.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free USA Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was

126

satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free USA Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware National High-Yield Municipal Bond Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, each of Delaware Tax-Free USA Fund’s and Delaware Tax-Free USA Intermediate Fund’s assets exceeded the first breakpoint level. The Board also

127

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at a meeting held on August 21-22, 2019 (continued)

noted that, as of March 31, 2019, Delaware National High-Yield Municipal Bond Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Funds and their shareholders.

128

This page intentionally left blank.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

130

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)
Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial technology: macro factors and databases)
(January 1993–Present)
Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

131

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

132

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–present)

Private Investor	59	None
(2004–Present)

133

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

134

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

135

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

136

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	59	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

137

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served

Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

138

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	59	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

139

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-Q or Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

140

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Delaware Capital Management Advisers, Inc., Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2019, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds	September 10, 2019

Performance preview (for the year ended August 31, 2019)
Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+7.78%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+7.51%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Other States Municipal Debt Funds Average	1-year return	+7.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+8.25%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+7.99%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper California Municipal Debt Funds Average	1-year return	+8.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 13.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in California. Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+7.74%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+7.48%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Other States Municipal Debt Funds Average	1-year return	+7.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 17.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+7.46%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+7.19%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Other States Municipal Debt Funds Average	1-year return	+7.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 21.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+8.17%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+8.00%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper New York Municipal Debt Funds Average	1-year return	+8.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 25.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in New York.

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+8.12%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+7.72%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+7.86%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 29.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in Pennsylvania.

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Economic backdrop

Throughout the fiscal year ended Aug. 31, 2019, the US economy grew, albeit at a moderating pace, reflecting mounting concerns about trade conflict with China. In the third quarter of 2018, US gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.9%, down from the previous quarter. Growth slowed to 1.1% in the final three months of 2018 before bouncing back to 3.1% in the first quarter of 2019. In the second quarter of 2019, the country’s GDP rose an estimated 2.0%.

Against this backdrop of economic expansion, job growth also remained strong. In August 2019, the US unemployment rate stood at 3.7%, matching its level one year earlier and close to the nearly 50-year low of 3.6% achieved in both April and May 2019.

When the fiscal year began in September 2018, the US Federal Reserve continued to raise its short-term target interest rate, maintaining a cycle that had been in place since 2015. In September and again in December 2018, the Fed lifted the federal funds rate by 0.25 percentage points. As data mounted suggesting a slowing US economy, however, the Fed adjusted its policy direction – initially, by no longer raising rates and then, in June 2019, reversing its rate increase from December. By the end of the Funds’ fiscal year on Aug. 31, 2019, the federal funds rate was within a range of 2.00% to 2.25%. Investors widely anticipated that the Fed would enact further rate cuts at its meetings later in 2019.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Uncertainty about trade policy led to uncertainty about future global growth, encouraging global central banks to implement increasingly stimulative economic policies. This led to a highly favorable backdrop for municipal debt, particularly as the Funds’ fiscal year progressed. The US municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 8.72% for the 12 months ended Aug. 31, 2019.

As rates on longer-term bonds fell more than those on shorter-term issues, the municipal yield curve flattened. The largest yield declines came from the “belly” of the municipal yield curve, while the strongest overall performance came from the 20-year (17-22 years) and the long bond (22+ years) segments of the curve. Meanwhile, credit spreads tightened, indicating that investors were willing to accept somewhat less yield in exchange for assuming credit risk in an environment of generally healthy credit fundamentals.

Lower-rated bonds generally outperformed their higher-rated counterparts, while bonds with longer maturities tended to outpace those with shorter maturities. The following tables highlight these performance trends for the Funds’ fiscal year ended Aug. 31, 2019:

Returns by credit rating
AAA	8.17%
AA	8.37%
A	9.20%
BBB	10.48%
Returns by maturity
1 year	2.65%
5 years	6.34%
10 years	9.48%
22+ years	11.14%

Source: Bloomberg.

Economic backdrop in the states

Arizona’s economy continues to recover from the last recession, with growth in the construction and manufacturing sectors. The state’s nonfarm employment increased by 2.5% from the previous year and totaled 2.93 million in July 2019. The

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

unemployment rate has remained high compared with the national average (3.7%) and was 4.9% in July 2019. Per capita personal income is 15% below the national average. General Fund revenues totaled $11.2 billion in fiscal year 2019, 11.2% higher than the previous fiscal year and 3.1% above the forecast. Sales and use tax receipts increased 6.5%, income tax collections rose 10.2%, and corporate tax receipts grew by 37.9% during fiscal year 2019. The General Fund operating balance grew to $3.6 billion in fiscal year 2019 and the Budget Stabilization Fund increased to $811 million as of July 2019. The state legislature enacted a $11.9 billion General Fund budget for fiscal year 2020, up 11.0% from the prior fiscal year. Spending for education and for health and human services are budgeted to increase by 6.9% and 10.9%, respectively. (Sources: bls.gov, bea.gov, ncsl.org, Arizona Office of Strategic Planning Budgeting, Arizona Joint Legislative Budget Committee.)

California benefits from a large and highly diverse economy, with real GDP of $2.9 trillion, which ranks it as the fifth largest economy in the world. Nonfarm employment grew by 1.8% year over year and totaled 17.47 million in July 2019. The unemployment rate remained level at 4.2% in July 2019, weaker than the national average of 3.7%. The state’s per capita income remained strong at 6% above the national average. General Fund revenues rose by 6.5% year over year and totaled $144.8 billion in fiscal year 2019. Personal income taxes totaled $99.0 billion in fiscal year 2019, 0.5% above forecasts. Sales and use tax collections totaled $27.1 billion in fiscal year 2019, 0.6% above forecasts. Corporate tax collections totaled $13.8 billion in fiscal year 2019, 1.3% above estimates. California finished fiscal year 2019 with a $6.8 billion General Fund balance and a $14.4 billion Budget Stabilization Fund. The state legislature enacted a General Fund budget of $147.8 billion for fiscal year 2020, a 3.6% year-over-year increase. General Fund revenues are expected to increase by 3.1% and total $146.0 billion in fiscal year 2020, with personal income taxes rising 4.2%, sales and use collections increasing 4.4%, and corporate tax receipts decreasing 4.7%. The state is expected to end fiscal year 2020 with a General Fund balance of $2.8 billion and a Budget Stabilization Fund of $16.5 billion. (Sources: bls.gov, bea.gov, ncsl.org, ebudget.ca.gov.)

Colorado has a large, diverse, and growing economy, with per capita income levels 3% above the national average. The state’s nonfarm employment increased by 1.9% year over year and totaled 2.78 million as of July 2019. The unemployment rate in July 2019 was 2.9%, much lower than the national average of 3.7%. General Fund revenues are estimated to be $12.6 billion in fiscal year 2019, a projected 7.1% above the prior fiscal year. Individual income tax receipts are expected to grow 8.3%, while sales taxes and corporate tax collections are expected to rise by 4.7% and 23.3%, respectively. The General Fund reserve for fiscal year 2019 is projected to be $439 million above its statutory requirement of 7.25% of appropriations. The fiscal year 2020 General Fund budget totals $12.2 million, a 6.8% increase from fiscal year 2019. Income taxes are expected to increase 6.7%, sales tax collections are projected to grow 5.1%, and corporate tax collections are expected to decrease 1.7%. The General Fund reserve for fiscal year 2020 is projected to be $275 million above the required reserve. (Sources: bls.gov, bea.gov, ncsl.org, Colorado Office of State Planning and Budgeting, Colorado Joint Budget Committee.)

Idaho’s economy has experienced a slower recovery since the last recession and growth continues to be concentrated in the technology and agriculture sectors. Nonfarm employment totaled 756,500 in July 2019, a 2.8% increase from the prior year. The state’s unemployment rate was 2.9%, lower than the national average of 3.7%. Per capita income levels have remained weak at 18% below the national average during the most recent measurement period. The state’s General Fund revenues totaled $3.7 billion, 0.4% below the forecast and in line with the prior fiscal year. Individual income tax revenue finished fiscal year 2019 at 6.4% below the forecast, while corporate income tax receipts and sales tax collections outperformed forecasts by 26.9% and 1.4%, respectively. The state legislature enacted a General Fund budget of $3.9 billion, a 7.1% increase from the prior fiscal year. General fund revenues are forecasted to increase by 5.2% in fiscal year 2019 and total $3.9 billion. (Sources: bls.gov, bea.gov, ncsl.org, Idaho Division of Financial Management.)

New York has a large and diverse economy that is anchored by New York City. Nonfarm employment grew by 1.0% year over year and totaled 9.78 million in July 2019. The unemployment rate was 4.0% in July 2019, slightly higher than the national average of 3.7%. Per capita income levels were 15% above the national average. General Fund tax receipts totaled $70.5 billion in fiscal year 2019, down 1.3% from the prior fiscal year and in line with the updated projections. Personal income taxes totaled $43.0 billion in fiscal year 2019, in line with the updated financial projections. Sales tax revenue totaled $13.4 billion in fiscal year 2019, 0.5% below projections. Corporate taxes totaled $5.9 billion during fiscal year 2019, 1.7% above projections. General Fund expenditures totaled $72.8 billion in fiscal year 2019, 1.1% below the revised forecast. The state finished fiscal year 2019 with a General Fund balance of $7.2 billion, down from $9.4 billion in fiscal year 2018. New York’s Legislature enacted a General Fund budget of $77.9 billion, a 1.7% increase from the prior fiscal year’s budget. Through the first four months of fiscal year 2020, General Fund revenues totaled $29.0 billion, 1.6% above projections. During the same period, General Fund expenditures totaled $29.6 billion, in line with projections. (Sources:

bls.gov, bea.gov, ncsl.org, New York Division of the Budget, Office of the New York State Comptroller.)

Pennsylvania’s large, diverse economy is anchored by the healthcare and higher education sectors. Nonfarm employment increased by 0.5% year over year and totaled 6.04 million in July 2019. The unemployment rate of 3.9% in July 2019 was slightly above the national average of 3.7%. However, per capita income was 1% above the national average. Pennsylvania finished fiscal year 2019 with General Fund tax collections totaling $34.9 billion, 0.9% above the prior fiscal year. Sales tax receipts and corporate tax collections beat budget projections by 3.2% and 12.9%, respectively, while personal income tax collections were off by 0.6%. The commonwealth made a $317 million deposit into the Budget Stabilization Reserve Fund, following a $22 million deposit during the prior year. The enacted budget for fiscal year 2020 totaled $34.0 billion, a 1.8% increase from fiscal year 2019, and includes increases to education and criminal justice appropriations. (Sources: bls.gov, bea.gov, ncsl.org, Pennsylvania Office of the Budget, Pennsylvania Department of Revenue.)

Focused on credit research

For all six of the Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach. This means we select bonds for the Funds on an issuer-by-issuer basis, rather than based on our top-down view of interest rates or economic and market conditions. And we rely on diligent credit research to identify securities we believe offer the Funds’ shareholders a favorable trade-off between risk and reward.

Given this process, the Funds tend to have relatively low allocations to bonds with high credit ratings and greater exposure to securities with

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

lower-investment-grade or below-investment-grade credit ratings. By focusing on higher yielding bonds with solid underlying credit quality, we believe we can potentially add value for the Funds’ shareholders.

At fiscal year end on Aug. 31, 2019, roughly 40% of the net assets of Delaware Tax-Free Arizona Fund was invested in bonds with lower-investment-grade credit ratings (A and BBB). Approximately 47% of the net assets of Delaware Tax-Free California Fund was invested in these same credit tiers, while Delaware Tax-Free Colorado Fund’s holdings in lower-investment-grade bonds totaled about 43% of net assets. Meanwhile, Delaware Tax-Free Idaho Fund’s exposure to bonds rated A and BBB was roughly 31% of the portfolio, compared with about 48% and 40%, respectively, for Delaware Tax-Free New York Fund and Delaware Tax-Free Pennsylvania Fund.

All these Funds also maintained allocations to high yield municipal bonds, securities with credit ratings below BBB. By prospectus, the Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold in all six Funds throughout the fiscal year. Whenever we invest in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer the Funds’ shareholders a favorable risk-reward balance.

Portfolio positioning

Throughout the fiscal year, our main objective was to maintain the Funds’ existing credit positioning as best we could. Our challenge was that when interest rates fell, the Funds experienced naturally shortening durations, as various longtime portfolio holdings approached their maturity or call dates.

Because our management approach entails keeping the Funds’ duration (that is, interest-rate sensitivity) relatively neutral compared with peer funds – a reflection of our view that we can more effectively add value through credit selection than by trying to anticipate the direction of interest rate movements – we needed to take proactive steps to maintain that neutral stance in a falling interest rate environment.

When possible, new bond purchases focused on longer-duration bonds, including bonds with longer call dates. We often emphasized areas of the market in which bond issues tend to be noncallable, such as the prepaid gas sector. Proceeds for new purchases came from investment inflows as well as those of bond maturities and calls. Using the proceeds from the sale of certain shorter-duration holdings also helped us keep the Funds neutrally positioned in an environment of falling interest rates, while maintaining the credit-oriented investment approach we regularly follow.

Although we believe we were generally successful in accomplishing our objectives, our ability to do so varied depending on the municipal bond market in each state. In relatively large markets with substantial new issuance, such as California or New York, we found it relatively straightforward. In smaller state markets, however, it was sometimes more of a challenge to maintain a sufficiently long duration. In those cases, we took advantage of the opportunities that were available, while continuing to seek out bonds that would enable us to maintain our management objectives.

Individual performance contributors

As noted, longer-maturity bonds tended to outperform shorter-maturity bonds for the fiscal year, while lower-quality issues generally outperformed their higher-rated counterparts. Such trends are evident as we highlight some of the Funds’ strongest- and weakest-performing securities over the 12 months.

In Delaware Tax-Free Arizona Fund, for example, prepaid gas bonds of Salt Verde Financial Corp. were notably strong performers, returning more than 21% for the Fund. In a market environment favoring lower-rated securities, these bonds benefited from their lower-investment-grade credit rating of BBB+. Their lack of a call date – common in the prepaid gas sector – also helped lift their performance. Bonds of the American Charter Schools Foundation (+15%) also contributed to performance. These securities’ below-investment-grade credit rating of BB+, coupled with their relatively high coupon and long maturity date were desirable characteristics.

Another strong-performing prepaid gas issue helped lift the performance of Delaware Tax-Free California Fund. These bonds, issued by M-S-R Energy Authority, returned close to 19% for the Fund. As with the Salt Verde bonds, these securities were noncallable, while they also benefited from their lower-investment-grade rating and longer maturity date. Charter school bonds for Bella Mente Montessori Academy in Vista, Calif. also added value. Lower credit ratings and longer maturity dates were behind these securities’ 15% total return for the fiscal year.

In Delaware Tax-Free Colorado Fund, a prepaid gas bond issue again contributed to performance. Noncallable securities of Public Authority for Colorado Energy were rated A- by Standard & Poor’s, featured a 2038 maturity date and a 6.5% coupon, and returned more than 18% for the Fund. Denver airport system revenue bonds also outperformed. This debt, maturing in 2048, experienced significant spread tightening during the period and returned more than 15%.

In Delaware Tax-Free Idaho Fund, the strongest individual performers were zero-coupon, long-maturity Idaho North Star Charter School bonds, returning 49% for the Fund. These nonrated bonds benefited from their high durations. Another Idaho charter school issue, Compass Public Charter School, gained 16% during the fiscal year.

The leading individual performer in Delaware Tax-Free New York Fund was an issue of the Brighter Choice charter school in Albany, which benefited from a below-investment-grade credit rating and relatively longer duration. Similarly, an allocation to Montefiore Medical Center hospital bonds also performed well in light of their lower credit quality and longer duration characteristics. Both issues returned 16% for the Fund.

In Delaware Tax-Free Pennsylvania Fund, the Fund’s strongest individual performer was a position in corporate-backed tax-exempt industrial development revenue bonds for Procter & Gamble (+15%). Bonds of Avon Grove Charter School in West Grove, Pa., also returned 15%, as these securities benefited from their long maturity date of 2051 and lower-investment-grade credit rating.

Individual performance detractors

Not surprisingly, many of the weakest individual performers across all six portfolios were bonds with short call or maturity dates, high credit quality, or both. In Delaware Tax-Free Arizona Fund, for example, the lowest-returning holdings were issues of the City of Phoenix Civic Improvement Corporation and Kirksville College of Osteopathic Medicine. Both bonds returned slightly more than 2% over the past 12 months, primarily reflecting their shorter call dates.

Similarly, in Delaware Tax-Free California Fund, shorter-call state general obligation bonds returned less than 2% for the fiscal year, well below the performance of the benchmark. In addition, a position in California tobacco securitization bonds, which declined more than 3%, was a relative underperformer for the Fund’s fiscal year, as tobacco debt lagged, particularly in the first half of the fiscal year, due to weakening industry trends.

For Delaware Tax-Free Colorado Fund, the weakest individual performers included Denver airport system revenue bonds, which returned just +2% as the securities were refunded to a short call date. Sisters of Charity of Leavenworth Health System hospitals also returned 2%, reflecting their relatively short maturities and high credit ratings.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

Meanwhile, in Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund, near-term call dates helped explain the subdued returns of the weakest individual performers. In Delaware Tax-Free Idaho Fund, these underperformers included St. Luke’s Health System bonds and University of Idaho higher education bonds. In New York, bonds issued by the One Bryant Park office tower in Manhattan and New York City Health and Hospitals Corp. bonds lagged the benchmark. All these securities returned in the 2% range.

In Delaware Tax-Free Pennsylvania Fund, the biggest individual underperformers were short-duration pre-refunded bonds of Tower Health Obligated Group and Einstein Medical Center in Montgomery County. In both cases, the bonds returned 2%, hampered by their limited duration in a falling interest rate environment and, in the case of the Tower Health bonds, their relatively high credit quality.

Performance summaries

Delaware Tax-Free Arizona Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+7.51%	+3.73%	+4.33%	+5.24%
Including sales charge	+2.67%	+2.78%	+3.86%	+5.07%
Class C (Est. May 26, 1994)
Excluding sales charge	+6.70%	+2.96%	+3.55%	+4.06%
Including sales charge	+5.70%	+2.96%	+3.55%	+4.06%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.78%	+3.99%	n/a	+5.17%
Including sales charge	+7.78%	+3.99%	n/a	+5.17%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the

Performance summaries

Delaware Tax-Free Arizona Fund

bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,601

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free Arizona Fund — Institutional Class shares	$10,000	$13,304
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free Arizona Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 12.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+7.99%	+4.16%	+5.49%	+5.49%
Including sales charge	+3.16%	+3.20%	+5.01%	+5.29%
Class C (Est. April 9, 1996)
Excluding sales charge	+7.26%	+3.39%	+4.71%	+4.64%
Including sales charge	+6.26%	+3.39%	+4.71%	+4.64%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.25%	+4.41%	n/a	+5.67%
Including sales charge	+8.25%	+4.41%	n/a	+5.67%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free California Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.02%	1.77%	0.77%
Net expenses (including fee waivers, if any)	0.82%	1.57%	0.57%
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free California Fund — Class A shares	$9,550	$16,299
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$13,665
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free California Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 13 through 16.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+7.48%	+3.79%	+4.57%	+5.68%
Including sales charge	+2.64%	+2.84%	+4.08%	+5.53%
Class C (Est. May 6, 1994)
Excluding sales charge	+6.67%	+3.01%	+3.78%	+4.14%
Including sales charge	+5.67%	+3.01%	+3.78%	+4.14%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.74%	+4.05%	n/a	+5.30%
Including sales charge	+7.74%	+4.05%	n/a	+5.30%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free Colorado Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,922

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free Colorado Fund — Institutional Class shares	$10,000	$13,399
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free Colorado Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 20.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+7.19%	+3.29%	+3.54%	+4.81%
Including sales charge	+2.35%	+2.35%	+3.06%	+4.62%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+6.40%	+2.52%	+2.76%	+4.00%
Including sales charge	+5.40%	+2.52%	+2.76%	+4.00%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.46%	+3.53%	n/a	+4.40%
Including sales charge	+7.46%	+3.53%	n/a	+4.40%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free Idaho Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.61% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.01%	1.76%	0.76%
(without fee waivers)
Net expenses	0.86%	1.61%	0.61%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,520

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977
Delaware Tax-Free Idaho Fund — Institutional Class shares	$10,000	$12,764

Performance summaries

Delaware Tax-Free Idaho Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 24.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+8.00%	+3.87%	+4.75%	+5.58%
Including sales charge	+3.17%	+2.92%	+4.28%	+5.42%
Class C (Est. April 26, 1995)
Excluding sales charge	+7.20%	+3.08%	+3.98%	+4.01%
Including sales charge	+6.20%	+3.08%	+3.98%	+4.01%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.17%	+4.11%	n/a	+5.32%
Including sales charge	+8.17%	+4.11%	n/a	+5.32%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free New York Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.08%	1.83%	0.83%
(without fee waivers)
Net expenses	0.80%	1.55%	0.55%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free New York Fund — Class A shares	$9,550	$15,199

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free New York Fund — Institutional Class shares	$10,000	$13,417
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free New York Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 25 through 28.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+7.72%	+3.80%	+4.66%	+5.52%
Including sales charge	+2.92%	+2.86%	+4.17%	+5.41%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+6.91%	+3.01%	+3.86%	+3.73%
Including sales charge	+5.91%	+3.01%	+3.86%	+3.73%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.12%	+4.05%	n/a	+5.22%
Including sales charge	+8.12%	+4.05%	n/a	+5.22%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The

Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

Performance summaries

Delaware Tax-Free Pennsylvania Fund

sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.93%	1.69%	0.69%
(without fee waivers)
Net expenses	0.83%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**For the period Sept. 1, 2018 to Dec. 27, 2018, the waiver was set at 0.64% of the Fund’s average daily net assets. The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$15,050

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free Pennsylvania Fund — Institutional Class shares	$10,000	$13,344
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 31. Please note additional details on pages 29 through 33.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2019 to Aug. 31, 2019.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,061.30	0.84%	$4.36
Class C	1,000.00	1,057.10	1.59%	8.24
Institutional Class	1,000.00	1,062.60	0.59%	3.07

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,069.90	0.82%	$4.28
Class C	1,000.00	1,066.70	1.57%	8.18
Institutional Class	1,000.00	1,071.20	0.57%	2.98

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class C	1,000.00	1,017.29	1.57%	7.98
Institutional Class	1,000.00	1,022.33	0.57%	2.91

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,058.80	0.84%	$4.36
Class C	1,000.00	1,054.70	1.59%	8.23
Institutional Class	1,000.00	1,060.10	0.59%	3.06

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,055.20	0.86%	$4.45
Class C	1,000.00	1,051.30	1.61%	8.32
Institutional Class	1,000.00	1,056.50	0.61%	3.16

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.87	0.86%	$4.38
Class C	1,000.00	1,017.09	1.61%	8.19
Institutional Class	1,000.00	1,022.13	0.61%	3.11

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,064.00	0.80%	$4.16
Class C	1,000.00	1,060.10	1.55%	8.05
Institutional Class	1,000.00	1,065.30	0.55%	2.86

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class C	1,000.00	1,017.39	1.55%	7.88
Institutional Class	1,000.00	1,022.43	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,063.30	0.84%	$4.37
Class C	1,000.00	1,059.20	1.60%	8.30
Institutional Class	1,000.00	1,065.90	0.60%	3.12

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

*

“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector /state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.01%
Corporate Revenue Bonds	9.38%
Education Revenue Bonds	31.86%
Electric Revenue Bonds	6.66%
Healthcare Revenue Bonds	17.90%
Lease Revenue Bonds	3.00%
Local General Obligation Bonds	3.90%
Pre-Refunded Bonds	4.04%
Special Tax Revenue Bonds	10.61%
Transportation Revenue Bonds	5.27%
Water & Sewer Revenue Bonds	6.39%
Short-Term Investment	0.25%
Total Value of Securities	99.26%
Receivables and Other Assets Net of Liabilities	0.74%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Arizona	89.88%
Guam	2.04%
Puerto Rico	7.34%
Total Value of Securities	99.26%

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	101.17%
Corporate Revenue Bonds	3.97%
Education Revenue Bonds	27.83%
Electric Revenue Bonds	0.43%
Healthcare Revenue Bonds	19.53%
Housing Revenue Bonds	4.34%
Lease Revenue Bonds	8.16%
Local General Obligation Bonds	3.45%
Pre-Refunded Bonds	6.04%
Resource Recovery Revenue Bond	1.02%
Special Tax Revenue Bonds	5.84%
State General Obligation Bonds	5.92%
Transportation Revenue Bonds	14.64%
Short-Term Investment	0.71%
Total Value of Securities	101.88%
Liabilities Net of Receivables and Other Assets	(1.88%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
California	97.40%
Puerto Rico	4.48%
Total Value of Securities	101.88%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	102.18%
Corporate Revenue Bonds	1.45%
Education Revenue Bonds	12.30%
Electric Revenue Bonds	2.84%
Healthcare Revenue Bonds	27.82%
Housing Revenue Bonds	0.09%
Lease Revenue Bonds	3.17%
Local General Obligation Bonds	10.68%
Pre-Refunded Bonds	9.09%
Special Tax Revenue Bonds	21.92%
Transportation Revenue Bonds	11.83%
Water & Sewer Revenue Bonds	0.99%
Short-Term Investments	1.01%
Total Value of Securities	103.19%
Liabilities Net of Receivables and Other Assets	(3.19%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	95.45%
Guam	1.76%
Puerto Rico	5.50%
US Virgin Islands	0.48%
Total	103.19%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.24%
Corporate Revenue Bonds	3.21%
Education Revenue Bonds	16.28%
Electric Revenue Bonds	3.79%
Healthcare Revenue Bonds	11.87%
Housing Revenue Bonds	3.98%
Lease Revenue Bonds	8.15%
Local General Obligation Bonds	25.00%
Pre-Refunded Bonds	2.49%
Special Tax Revenue Bonds	18.94%
Transportation Revenue Bonds	3.20%
Water & Sewer Revenue Bonds	1.33%
Short-Term Investments	0.32%
Total Value of Securities	98.56%
Receivables and Other Assets Net of Liabilities	1.44%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	5.17%
Idaho	84.94%
Puerto Rico	6.91%
US Virgin Islands	1.54%
Total	98.56%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.81%
Corporate Revenue Bonds	7.30%
Education Revenue Bonds	20.50%
Electric Revenue Bonds	4.34%
Healthcare Revenue Bonds.	13.51%
Lease Revenue Bonds	7.04%
Local General Obligation Bonds.	3.60%
Pre-Refunded Bonds	7.34%
Resource Recovery Revenue Bond	1.80%
Special Tax Revenue Bonds	17.76%
State General Obligation Bond	0.56%
Transportation Revenue Bonds	10.48%
Water & Sewer Revenue Bonds	4.58%
Short-Term Investment	0.67%
Total Value of Securities	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Guam	0.28%
New York	93.81%
Puerto Rico	5.39%
Total Value of Securities	99.48%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.60%
Corporate Revenue Bonds	6.94%
Education Revenue Bonds	14.45%
Electric Revenue Bonds	0.42%
Healthcare Revenue Bonds	31.06%
Housing Revenue Bond	0.46%
Lease Revenue Bonds	1.40%
Local General Obligation Bonds	8.59%
Pre-Refunded/Escrowed to Maturity Bonds	11.71%
Special Tax Revenue Bonds	8.51%
State General Obligation Bond	3.32%
Transportation Revenue Bonds	8.16%
Water & Sewer Revenue Bonds	4.58%
Short-Term Investment	0.36%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Pennsylvania	95.83%
Puerto Rico	4.13%
Total Value of Securities	99.96%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 99.01%

Corporate Revenue Bonds – 9.38%
Chandler Industrial Development Authority Revenue
(Intel Corporation Project) 2.70% 12/1/37 (AMT) ●	1,000,000	$1,045,330
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	1,542,330
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,073,980
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	2,000,000	2,774,780

		7,436,420

Education Revenue Bonds – 31.86%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,517,820
Arizona Industrial Development Authority Revenue
(Academies of Math & Science Projects) Series A 5.00% 7/1/51	1,000,000	1,158,500
(ACCEL Schools Project) Series A 144A 5.25% 8/1/48 #	350,000	377,331
(American Charter Schools Foundation Project)
144A 6.00% 7/1/47 #	400,000	459,056
(Equitable School Revolving Fund) Series A 4.00% 11/1/49	1,600,000	1,770,608
(Pincrest Academy of Nevada-Horizon, Inspirada and St.
Rose Campus Projects) Series A 144A 5.75% 7/15/48 #	250,000	282,745
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,002,370
Arizona State University System Revenue
(Green Bonds) Series A 5.00% 7/1/43	1,000,000	1,274,820
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	703,263
5.125% 5/15/40	1,305,000	1,336,555
Maricopa County Industrial Development Authority Revenue
(GreatHearts Arizona Projects) Series A 5.00% 7/1/52	725,000	856,145
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	886,971
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	1,000,000	1,228,520

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Northern Arizona University
5.00% 6/1/36	475,000	$502,208
5.00% 6/1/41	1,240,000	1,309,056
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	500,000	546,075
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,312,850
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	517,395
(Great Hearts Academic Project) 5.00% 7/1/46	1,000,000	1,109,350
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,147,240
Pima County Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	100,000	103,480
144A 5.00% 6/15/52 #	90,000	93,011
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	1,003,380
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	748,193
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A
5.00% 7/15/27 (AMBAC)	980,000	981,803
University of Arizona Board of Regents
Series A 4.00% 6/1/44	475,000	544,953
Series A 5.00% 6/1/38	1,000,000	1,114,080
Unrefunded Balance Series A 5.00% 6/1/25	335,000	368,879

		25,256,657

Electric Revenue Bonds – 6.66%
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	170,000	136,425
Series WW 5.00% 7/1/28 ‡	245,000	196,000
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 1/1/39	3,000,000	3,771,510
Series A 5.00% 12/1/45	1,000,000	1,176,180

		5,280,115

Healthcare Revenue Bonds – 17.90%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health) Series A 5.00% 1/1/43	500,000	538,235
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,074,948
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,143,030

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project First Tier) Series A 5.00% 1/1/54	145,000	$165,528
(Great Lakes Senior Living Communities LLC Project Second Tier)
Series B 5.00% 1/1/49	55,000	61,683
Series B 5.125% 1/1/54	65,000	73,308
(Great Lakes Senior Living Communities LLC Project Third Tier) Series C 144A 5.00% 1/1/49 #	500,000	528,190
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project) 5.00% 11/15/36	270,000	290,045
Maricopa County Industrial Development Authority Health Facilities Revenue
(Banner Health)
Series A 4.00% 1/1/41	1,000,000	1,125,800
Series A 4.00% 1/1/44	1,500,000	1,706,550
Maricopa County Industrial Development Authority Senior Living Facility Revenue
(Christian Care Surprise Project) 144A 6.00% 1/1/48 #	405,000	431,086
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project)
Series A 6.00% 7/1/33	790,000	832,147
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,275,012
(Mirabella at ASU Project) Series A 144A 6.125% 10/1/52 #	250,000	287,273
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) 4.00% 8/1/43	1,500,000	1,678,275
Series A 5.25% 8/1/33	2,000,000	2,289,000
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	341,049
Series A 5.25% 8/1/32	300,000	350,658

		14,191,817

Lease Revenue Bonds – 3.00%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,002,720

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
Arizona Sports & Tourism Authority Senior Revenue
(Multipurpose Stadium Facility) Series A 5.00% 7/1/36	350,000	$372,855
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,002,970

		2,378,545

Local General Obligation Bonds – 3.90%
Maricopa County High School District No. 214 Tolleson Union High School
(School Improvement Project) Series B 4.00% 7/1/37	1,300,000	1,498,484
Maricopa County School District No. 3 Tempe Elementary
(School Improvement Project) Series B 5.00% 7/1/30	560,000	726,942
Maricopa County Unified School District No. 95 Queen Creek
(School Improvement) 4.00% 7/1/35	500,000	579,860
Pinal County Community College District
4.00% 7/1/31	250,000	285,195

		3,090,481

Pre-Refunded Bonds – 4.04%
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33-20 §	1,250,000	1,292,887
Phoenix Industrial Development Authority
(Great Hearts Academic Project)
6.30% 7/1/42-21 §	500,000	546,745
6.40% 7/1/47-21 §	500,000	547,645
Pinal County Electric District No. 3
Series A 5.25% 7/1/41-21 §	750,000	806,640
University of Arizona Board of Regents
Series A 5.00% 6/1/25-22 §	10,000	11,076

		3,204,993

Special Tax Revenue Bonds – 10.61%
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	632,711
Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,195,890
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	573,542
Series A 5.25% 1/1/36	705,000	747,942
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.375% 7/1/46 ^	1,870,000	502,170
Series A-1 5.625% 7/1/51 ^	4,715,000	916,313

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	2,045,000	$2,101,871
Series A-1 5.00% 7/1/58	115,000	120,193
Series A-2 4.536% 7/1/53	1,000,000	1,016,220
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	598,710

		8,405,562

Transportation Revenue Bonds – 5.27%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/35	500,000	610,750
Phoenix Civic Improvement Airport Revenue
Series B 5.00% 7/1/37	1,000,000	1,232,920
(Senior Lien)
4.00% 7/1/48 (AMT)	500,000	554,605
5.00% 7/1/32 (AMT)	500,000	562,795
Series A 5.00% 7/1/36 (AMT)	1,000,000	1,219,320

		4,180,390

Water & Sewer Revenue Bonds – 6.39%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,191,870
Central Arizona Water Conservation District
(Central Arizona Project) 5.00% 1/1/31	600,000	729,756
Guam Government Waterworks Authority Revenue
5.00% 7/1/37	250,000	292,503
Mesa Utility System Revenue
4.00% 7/1/31	850,000	979,098
Phoenix Civic Improvement Corporation
(Junior Lien)
5.00% 7/1/27	1,000,000	1,251,440
5.00% 7/1/31	500,000	616,455

		5,061,122

Total Municipal Bonds (cost $73,355,561)		78,486,102

	Principal amount°	Value (US $)

Short-Term Investment – 0.25%

Variable Rate Demand Note – 0.25%¤
Phoenix Industrial Development Authority
(Mayo Clinic) Series B 1.35% 11/15/52 (SPA - Wells Fargo Bank N.A.)	200,000	$200,000

Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 99.26% (cost $73,555,561)		$78,686,102

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $3,108,247, which represents 3.92% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedules of investments

Delaware Tax-Free Arizona Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 101.17%

Corporate Revenue Bonds – 3.97%
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed)
Series A-1 5.25% 6/1/47	750,000	$774,263
Series A-2 5.00% 6/1/47	2,000,000	2,051,320
(Capital Appreciation Asset-Backed) Subordinate Series B 1.548% 6/1/47 ^	1,615,000	277,392
M-S-R Energy Authority Revenue
Series B 6.50% 11/1/39	500,000	799,740

		3,902,715

Education Revenue Bonds – 27.83%
California Educational Facilities Authority
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,184,040
(Stanford University) Series V-1 5.00% 5/1/49	2,500,000	3,980,925
California Infrastructure & Economic Development Bank
(Equitable School Revolving Fund)
Series B 5.00% 11/1/39	300,000	376,278
Series B 5.00% 11/1/44	350,000	434,479
Series B 5.00% 11/1/49	500,000	616,525
California Municipal Finance Authority
(Bella Mente Montessori Academy Project) Series A 144A 5.00% 6/1/48 #	500,000	580,750
(Biola University) 5.00% 10/1/39	1,000,000	1,201,890
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,164,980
(CHF - Davis I, LLC - West Village Student Housing Project) 5.00% 5/15/48	1,000,000	1,205,700
(CHF - Riverside II, LLC - UCR North District Phase I
Student Housing Project) 5.00% 5/15/44 (BAM)	500,000	625,035
(Creative Center of Los Altos Project - Pinewood School & Oakwood School) Series B 144A 4.50% 11/1/46 #	500,000	528,800
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	523,140
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,270,473
California Public Finance Authority Educational Facilities Revenue
(Trinity Classical Academy Project)
Series A 144A 5.00% 7/1/44 #	350,000	373,492
Series A 144A 5.00% 7/1/54 #	500,000	529,420
California School Finance Authority
(Aspire Public Schools - Obligated Group) Series A 144A 5.00% 8/1/45 #	715,000	806,191
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/42 #	500,000	464,065

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
California School Finance Authority
(Escuela Popular Project) 144A 6.50% 7/1/50 #	250,000	$262,943
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,149,030
(Grimmway Schools - Obligated Group) Series A 144A 5.00% 7/1/36 #	500,000	554,120
(ICEF - View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	646,703
(KIPP LA Projects) Series A 5.125% 7/1/44	1,000,000	1,119,810
(KIPP SoCal Projects) Series A 144A 5.00% 7/1/49 #	1,000,000	1,213,230
(Partnerships to Uplift Communities Valley Project) Series A 144A 6.75% 8/1/44 #	1,000,000	1,132,970
California State University Systemwide Revenue
Series A 5.00% 11/1/47	1,000,000	1,220,420
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools - Animo Inglewood Charter High School Project) Series A 7.25% 8/1/41	800,000	875,864
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	877,740
(NCCD - Hooper Street LLC - California College of the Arts Project) 144A 5.25% 7/1/49 #	250,000	290,157
California Statewide Communities Development Authority Student Housing Revenue
(University of California Irvine East Campus Apartments) 5.375% 5/15/38	1,000,000	1,072,790
Mt. San Antonio Community College District Convertible
Capital Appreciation Election 2008
Series A 0.00% 8/1/28 ~	1,000,000	1,101,550

		27,383,510

Electric Revenue Bonds – 0.43%
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	220,000	176,550
Series WW 5.00% 7/1/28 ‡	310,000	248,000

		424,550

Healthcare Revenue Bonds – 19.53%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	917,125
(Sharp HealthCare) Series A 5.00% 8/1/28	250,000	272,020
California Health Facilities Financing Authority Revenue
(Cedars-Sinai Medical Center) Series B 4.00% 8/15/36	1,000,000	1,123,800

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
California Health Facilities Financing Authority Revenue
(Children’s Hospital Los Angeles)
Series A 5.00% 11/15/34	500,000	$550,135
Series A 5.00% 8/15/47	500,000	598,725
(Dignity Health) Series E 5.625% 7/1/25	1,000,000	1,007,060
(Kaiser Permanente) Subordinate Series A-2 4.00% 11/1/44	2,005,000	2,253,981
(Lucile Salter Packard Children’s Hospital at Stanford) Series A 5.00% 11/15/56	1,000,000	1,221,580
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,079,100
California Municipal Finance Authority Revenue
(Community Medical Centers)
Series A 5.00% 2/1/42	750,000	895,455
Series A 5.00% 2/1/47	250,000	296,623
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	582,680
California Statewide Communities Development Authority Revenue
(Adventist Health System/West) Series A 4.00% 3/1/48	1,000,000	1,097,250
(BE.Group) 144A 7.25% 11/15/41 #	500,000	506,120
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,163,070
(Episcopal Communities & Services) 5.00% 5/15/32	600,000	655,698
(Huntington Memorial Hospital) 4.00% 7/1/48	500,000	545,535
(Loma Linda University Medical Center) Series A 144A 5.50% 12/1/58 #	400,000	477,060
(Marin General Hospital - Green Bonds) Series A 4.00% 8/1/45	500,000	524,835
(Redlands Community Hospital) 5.00% 10/1/46	1,000,000	1,171,250
La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	801,127
Palomar Health
5.00% 11/1/47 (AGM)	500,000	598,895
San Buenaventura
(Community Memorial Health System) 7.50% 12/1/41	785,000	878,792

		19,217,916

Housing Revenue Bonds – 4.34%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 4.00% 8/15/42	1,270,000	1,352,715
Series A 5.50% 8/15/47	750,000	808,890

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge) Series A 5.25% 5/15/44	1,000,000	$1,103,850
Santa Clara County Multifamily Housing Authority Revenue
(RiverTown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,001,780

		4,267,235

Lease Revenue Bonds – 8.16%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,098,020
California Infrastructure & Economic Development Bank
(Academy of Motion Picture Arts & Sciences Obligated Group) Series A 5.00% 11/1/41	1,000,000	1,136,340
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	644,138
California Pollution Control Financing Authority Revenue
(San Diego County Water Authority Desalination Project Pipeline) 144A 5.00% 11/21/45 #	1,000,000	1,210,470
California State Public Works Board Lease Revenue
(Department of Corrections and Rehabilitation) Series C 5.00% 10/1/26	1,000,000	1,080,600
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,140,920
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,145,800
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	500,000	570,670

		8,026,958

Local General Obligation Bonds – 3.45%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL) ^	1,000,000	910,350
California Enterprise Development Authority Lease Revenue
(Riverside County Library Facilities Project) 4.00% 11/1/49	210,000	230,527
Marin Healthcare District Election 2013
Series A 4.00% 8/1/47	1,000,000	1,123,050
San Francisco Bay Area Rapid Transit District Election of 2016
(Green Bonds) Series B-1 4.00% 8/1/44	500,000	586,240

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
West Contra Costa Unified School District 2012 Election
Series C 4.00% 8/1/41	500,000	$550,425

		3,400,592

Pre-Refunded Bonds – 6.04%
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25-21 §	800,000	852,608
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45-20 §	935,000	982,657
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36-20 §	250,000	261,843
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM) §	800,000	871,816
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	876,584
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39-20 §	1,000,000	1,054,650
San Diego Public Facilities Financing Authority Lease Revenue
(Master Refunding Project) Series A 5.25% 3/1/40-20 §	1,000,000	1,043,560

		5,943,718

Resource Recovery Revenue Bond – 1.02%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,000,000

		1,000,000

Special Tax Revenue Bonds – 5.84%
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.375% 7/1/46 ^	1,895,000	508,883
Series A-1 5.625% 7/1/51 ^	2,160,000	419,774
(Restructured)
Series A-1 4.75% 7/1/53	1,745,000	1,793,528
Series A-1 5.00% 7/1/58	1,210,000	1,264,643
Sacramento Transient Occupancy Tax Revenue
(Convention Center Complex) Senior Series A 5.00% 6/1/48	1,000,000	1,220,220

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	$537,160

		5,744,208

State General Obligation Bonds – 5.92%
California
(Various Purpose)
5.00% 4/1/32	300,000	422,799
5.00% 8/1/46	1,000,000	1,210,270
5.25% 3/1/30	1,000,000	1,020,690
5.25% 4/1/35	1,000,000	1,106,550
5.25% 11/1/40	1,000,000	1,046,650
6.00% 3/1/33	1,000,000	1,024,310

		5,831,269

Transportation Revenue Bonds – 14.64%
Alameda Corridor Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	500,000	592,845
California Municipal Finance Authority Senior Lien
(LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	645,000	776,625
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	568,250
Los Angeles Department of Airports
(Los Angeles International Airport)
Senior Series D 5.00% 5/15/36 (AMT)	1,000,000	1,170,870
Subordinate Series B 5.00% 5/15/33	1,000,000	1,027,710
Riverside County Transportation Commission Senior Lien
(Current Interest Obligations) Series A 5.75% 6/1/44	500,000	559,705
Sacramento County Airport System Revenue
Series C 5.00% 7/1/39 (AMT)	1,000,000	1,228,560
Subordinate Series B 5.00% 7/1/41	500,000	598,415
San Diego County Regional Airport Authority Revenue
Subordinate Series A 5.00% 7/1/47	375,000	456,450
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	873,611
San Francisco City & County Airports Commission
(San Francisco International Airport)
Second Series A 5.00% 5/1/49 (AMT)	1,000,000	1,224,730
Second Series B 5.00% 5/1/46 (AMT)	1,000,000	1,176,640
Second Series E 5.00% 5/1/50 (AMT)	2,500,000	3,057,925

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,000,000	$1,095,570

		14,407,906

Total Municipal Bonds (cost $92,019,996)		99,550,577

Short-Term Investment – 0.71%

Variable Rate Demand Note – 0.71%¤
Los Angeles Department of Water & Power Revenue
Subseries B-3
1.17% 7/1/34 (SPA - Barclays Bank PLC)	700,000	700,000

Total Short-Term Investment (cost $700,000)		700,000

Total Value of Securities – 101.88% (cost $92,719,996)		$100,250,577

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $11,766,938, which represents 11.96% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at Aug. 31, 2019.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

CHF – Collegiate Housing Foundation

ICEF – Inner City Education Foundation

LLC – Limited Liability Corporation

Schedules of investments

Delaware Tax-Free California Fund

Summary of abbreviations (continued):

NATL – Insured by National Public Finance Guarantee Corporation

NCCD – National Campus and Community Development

PLC – Public Limited Company

SPA – Stand-by Purchase Agreement

UCR – University of California Riverside

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 102.18%

Corporate Revenue Bonds – 1.45%
Denver City & County
(United Airlines Project) 5.00% 10/1/32 (AMT)	415,000	$457,504
Public Authority for Colorado Energy Natural Gas Revenue
6.50% 11/15/38	1,750,000	2,729,563

		3,187,067

Education Revenue Bonds – 12.30%
Board of Governors of the Colorado State University System Enterprise Revenue
Series A 5.00% 3/1/43	2,480,000	3,542,258
Board of Trustees For Colorado Mesa University Enterprise Revenue
Series B 5.00% 5/15/44	1,000,000	1,253,940
Series B 5.00% 5/15/49	750,000	934,537
Colorado Educational & Cultural Facilities Authority Revenue
(Academy Charter School Project) 5.50% 5/1/36 (AGC)	2,280,000	2,286,521
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	1,490,000	1,809,903
(Aspen Ridge School Project)
Series A 144A 5.00% 7/1/36 #	500,000	539,190
Series A 144A 5.25% 7/1/46 #	1,350,000	1,452,816
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,357,980
(Charter School Project) 5.00% 7/15/37	1,150,000	1,255,029
(Community Leadership Academy, Inc. Second Campus Project) 7.45% 8/1/48	1,000,000	1,145,040
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	1,943,868
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,109,350
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	470,070
5.00% 12/1/42	540,000	558,392
(Loveland Classical Schools Project)
144A 5.00% 7/1/36 #	625,000	676,319
144A 5.00% 7/1/46 #	500,000	532,345
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	778,491
(Science Technology Engineering and Math Stem School Project) 5.00% 11/1/44	890,000	937,001
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	914,859
144A 5.50% 7/1/49 #	870,000	928,273
(University of Denver Project)
Series A 4.00% 3/1/35	400,000	454,752
Series A 4.00% 3/1/36	550,000	623,717

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue
(University of Lab Charter School) 5.00% 12/15/45	500,000	$542,790
(Vail Mountain School Project) 4.00% 5/1/46	80,000	82,986
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	890,000	905,335

		27,035,762

Electric Revenue Bonds – 2.84%
Loveland Colorado Electric & Communications Enterprise Revenue
Series A 5.00% 12/1/44	1,000,000	1,234,710
Platte River Power Authority Revenue
Series JJ 5.00% 6/1/27	3,300,000	4,113,945
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	465,000	373,163
Series WW 5.00% 7/1/28 ‡	660,000	528,000

		6,249,818

Healthcare Revenue Bonds – 27.82%
Colorado Health Facilities Authority Revenue
(AdventHealth Obligated Group) Series A 4.00% 11/15/43	4,000,000	4,581,680
(American Baptist)
7.625% 8/1/33	150,000	170,923
8.00% 8/1/43	1,000,000	1,144,070
(Bethesda Project) Series A-1 5.00% 9/15/48	2,250,000	2,569,207
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,583,145
6.375% 1/1/41	1,000,000	1,087,660
(CommonSpirit Health)
Series A-1 4.00% 8/1/39	2,000,000	2,243,900
Series A-1 4.00% 8/1/44	2,000,000	2,216,240
Series A-2 4.00% 8/1/49	1,000,000	1,100,840
Series A-2 5.00% 8/1/38	1,500,000	1,851,975
Series A-2 5.00% 8/1/39	1,500,000	1,847,130
Series A-2 5.00% 8/1/44	2,000,000	2,439,140
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,372,320
Series A 5.00% 12/1/35	1,000,000	1,144,940
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,837,260
(Frasier Meadows Retirement Community Project)
Series A 5.25% 5/15/37	485,000	562,377
Series B 5.00% 5/15/48	660,000	699,904

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	2,000,000	$2,260,040
(National Jewish Health Project) 5.00% 1/1/27	300,000	317,337
(NCMC Project) 4.00% 5/15/32	2,000,000	2,256,740
(SCL Health System)
Series A 4.00% 1/1/37	3,150,000	3,669,498
Series A 4.00% 1/1/38	3,895,000	4,521,589
Series A 4.00% 1/1/39	930,000	1,076,568
Series A 5.00% 1/1/44	3,050,000	3,437,106
(Sisters of Charity of Leavenworth Health System)
Series B 5.25% 1/1/25	2,500,000	2,533,425
(Sunny Vista Living Center)
Series A 144A 6.25% 12/1/50 #	935,000	1,007,294
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,183,870
(Valley View Hospital Association Project) Series A 4.00% 5/15/35	685,000	761,076

Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,637,150
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,945,000	2,048,766

		61,163,170

Housing Revenue Bonds – 0.09%
Colorado Housing & Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	95,000	95,346
Series AA 4.50% 11/1/23 (GNMA)	95,000	95,342

		190,688

Lease Revenue Bonds – 3.17%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,391,259
Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	660,000	797,854
5.00% 6/15/36	1,055,000	1,269,492
Denver Health & Hospital Authority
4.00% 12/1/38	750,000	827,677
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,686,165

		6,972,447

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds – 10.68%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	$344,184
4.00% 12/1/31	1,000,000	1,143,970
5.00% 12/1/32	500,000	632,335
Arapahoe County School District No. 6 Littleton
(Littleton Public Schools)
Series A 5.50% 12/1/33	1,000,000	1,339,030
Series A 5.50% 12/1/38	350,000	461,734
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,358,249
Boulder Valley School District No. Re-2 Boulder
Series A 4.00% 12/1/48	1,370,000	1,570,404
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,133,050
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,361,640
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	360,759
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	382,993
5.50% 12/1/38	455,000	486,814
El Paso County School District No 2. Harrison
5.00% 12/1/38	1,000,000	1,271,850
Grand River Hospital District
5.25% 12/1/35 (AGM)	1,000,000	1,269,960
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,518,650
Leyden Rock Metropolitan District No. 10
Series A 5.00% 12/1/45	1,000,000	1,053,320
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,054,580
Weld County Reorganized School District No. Re-8
5.00% 12/1/31	990,000	1,226,976
5.00% 12/1/32	660,000	816,189
Weld County School District No. Re-1
5.00% 12/15/31 (AGM)	1,000,000	1,230,390
Weld County School District No. Re-3J
5.00% 12/15/34 (BAM)	2,000,000	2,451,140

		23,468,217

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds – 9.09%
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32-21 §	2,000,000	$2,119,320
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 2/1/41-21 §	2,250,000	2,368,687
Series A 5.25% 2/1/33-21 §	1,000,000	1,056,230
Series A 5.25% 1/1/45-23 §	2,000,000	2,261,820
(The Evangelical Lutheran Good Samaritan Society Project)
5.00% 12/1/42-22 §	2,500,000	2,761,850
5.625% 6/1/43-23 §	1,150,000	1,337,001
(Total Long-Term Care National Obligated Group Project)
Series A 6.00% 11/15/30-20 §	2,365,000	2,497,724
Series A 6.25% 11/15/40-20 §	750,000	794,317
University of Colorado
Series A 5.00% 6/1/33-23 §	2,000,000	2,291,460
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29-19 §	2,460,000	2,483,567

		19,971,976

Special Tax Revenue Bonds – 21.92%
Broomfield Colorado Sales & Use Tax Revenue
5.00% 12/1/33	1,000,000	1,259,030
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	786,226
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,714,200
Denver City & County
Series A 5.00% 8/1/26	500,000	625,030
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/40	2,660,000	3,111,987
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,806,035
Denver Urban Renewal Authority
(Stapleton) Senior Subordinated Series B 5.00% 12/1/25	1,250,000	1,535,525
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	1,375,000	1,471,030
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,315,463

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	1,675,000	$1,777,024
Lincoln Park Metropolitan District
5.00% 12/1/46 (AGM)	1,000,000	1,203,290
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,331,387
Prairie Center Metropolitan District No. 3
Series A 144A 5.00% 12/15/41 #	1,000,000	1,065,160
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	1,155,000	1,187,120
Series A-1 5.00% 7/1/58	1,560,000	1,630,450
Series A-1 5.375% 7/1/46 ^	4,815,000	1,293,020
Series A-1 5.625% 7/1/51 ^	10,150,000	1,972,551
Series A-2 4.536% 7/1/53	3,000,000	3,048,660
Regional Transportation District
(Fastracks Project)
Series A 5.00% 11/1/30	670,000	835,711
Series A 5.00% 11/1/31	1,495,000	1,857,328
Series A 5.00% 11/1/36	2,750,000	3,370,373
Series B 5.00% 11/1/33	1,865,000	2,366,965
Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,584,629
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,497,734
6.00% 1/15/41	2,400,000	2,479,008
Solaris Metropolitan District No. 3
(Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	526,155
Southlands Metropolitan District No. 1
Series A-1 5.00% 12/1/37	300,000	341,865
Series A-1 5.00% 12/1/47	700,000	786,814
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	1,021,049
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	794,220
Thornton Development Authority
(East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	485,000	568,619
Series B 5.00% 12/1/36	810,000	948,826

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien)
5.00% 10/1/29 (AGM)	1,000,000	$1,065,240

		48,177,724

Transportation Revenue Bonds – 11.83%
Colorado High Performance Transportation Enterprise Revenue
(C-470 Express Lanes) 5.00% 12/31/56	2,000,000	2,209,940
(Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	2,140,000	2,357,617
Denver City & County Airport System Revenue
Series A 4.00% 12/1/48 (AMT)	400,000	445,596
Series A 5.00% 11/15/30 (AMT)	1,750,000	2,184,840
Series A 5.00% 12/1/48 (AMT)	2,000,000	2,440,900
Series A 5.25% 11/15/36	2,500,000	2,519,675
Series B 5.00% 11/15/30	1,000,000	1,112,530
Series B 5.00% 11/15/32	1,000,000	1,109,550
Series B 5.00% 11/15/37	8,000,000	8,834,080
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	717,145
Series C 5.375% 9/1/26	2,000,000	2,080,920

		26,012,793

Water & Sewer Revenue Bonds – 0.99%
Dominion Water & Sanitation District
6.00% 12/1/46	750,000	807,983
Douglas County Centennial Water & Sanitation District
4.00% 12/1/38	500,000	579,670
Guam Government Waterworks Authority Water & Wastewater System Revenue
5.00% 7/1/37	675,000	789,757

		2,177,410

Total Municipal Bonds (cost $209,537,110)		224,607,072

Schedules of investments

Delaware Tax-Free Colorado Fund

	Number of shares	Value (US $)

Short-Term Investments – 1.01%

Money Market Mutual Fund – 0.24%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 1.23%)	540,837	$540,837

		540,837

	Principal amount°

Variable Rate Demand Notes – 0.77%¤
Colorado Educational & Cultural Facilities Authority
Revenue (National Jewish Federation Bond Program)
Series B-4
1.39% 12/1/35 (LOC-Toronto-Dominion Bank N.A.)	840,000	840,000
Denver City & County
Series A1 1.39% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	450,000	450,000
Series A2 1.39% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	400,000	400,000

		1,690,000

Total Short-Term Investments (cost $2,230,837)		2,230,837

Total Value of Securities – 103.19% (cost $211,767,947)		$226,837,909

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $10,710,958, which represents 4.87% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

Summary of abbreviations: (continued)

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 98.24%

Corporate Revenue Bonds – 3.21%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,250,000	$1,307,963
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,008,500

		3,316,463

Education Revenue Bonds – 16.28%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,304,900
Series A 5.00% 4/1/42	1,350,000	1,459,445
Series A 5.00% 4/1/47	500,000	603,975
Series A 5.00% 4/1/48	1,000,000	1,221,930
Idaho Housing & Finance Association
(Compass Public Charter School Project)
Series A 144A 6.00% 7/1/39 #	370,000	435,993
Series A 144A 6.00% 7/1/49 #	595,000	691,848
Series A 144A 6.00% 7/1/54 #	570,000	658,156
(Idaho Arts Charter School Project)
Series A 5.00% 12/1/38	1,000,000	1,128,270
Series A 144A 5.00% 12/1/46 #	1,000,000	1,100,470
(North Star Charter School Project)
Capital Appreciation Subordinate Series B 144A 4.88% 7/1/49 #^	2,888,155	572,577
Series A 6.75% 7/1/48	529,151	580,875
(Victory Charter School Project) Series B 5.00% 7/1/39	1,000,000	1,101,590
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,275,000	1,412,445
University of Idaho
Series 2011 5.25% 4/1/41 •	1,710,000	1,808,462
Series A 5.00% 4/1/41	1,000,000	1,242,950
Series B 5.00% 4/1/28	1,000,000	1,021,350
Series B 5.00% 4/1/32	500,000	510,440

		16,855,676

Electric Revenue Bonds – 3.79%
Boise-Kuna Irrigation District Revenue
(Idaho Arrowrock Hydroelectric Project) 5.00% 6/1/34	2,000,000	2,326,260
Guam Power Authority Revenue
Series A 5.00% 10/1/40	1,000,000	1,156,990
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	230,000	184,575
Series WW 5.00% 7/1/28 ‡	320,000	256,000

		3,923,825

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 11.87%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	1,350,000	$1,529,793
(St. Luke’s Health System Project)
Series A 5.00% 3/1/27	1,000,000	1,246,550
Series A 5.00% 3/1/47	1,500,000	1,587,630
(Trinity Health Credit Group)
Series D 4.50% 12/1/37	1,385,000	1,436,190
Series ID 4.00% 12/1/43	1,000,000	1,121,710
Series ID 5.00% 12/1/32	1,000,000	1,092,340
Series ID 5.00% 12/1/46	750,000	896,940
(Valley Vista Care Corporation)
Series A 5.25% 11/15/37	1,005,000	1,091,269
Series A 5.25% 11/15/47	1,130,000	1,209,880
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project)
Series A 6.00% 7/1/33	1,020,000	1,074,417

		12,286,719

Housing Revenue Bonds – 3.98%
Idaho Housing & Finance Association
Series A 4.50% 1/21/49 (GNMA)	971,588	1,027,804
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A 3.05% 7/1/39 (GNMA)	1,675,000	1,740,794
Series A 3.25% 1/1/43 (GNMA)	825,000	856,276
Series A Class II 4.375% 7/1/32	480,000	488,832

		4,113,706

Lease Revenue Bonds – 8.15%
Boise Urban Renewal Agency
5.00% 12/15/31	750,000	908,467
5.00% 12/15/32	750,000	906,487
Idaho Fish & Wildlife Foundation
5.00% 12/1/41	200,000	248,448
Idaho Housing & Finance Association Economic Development Facilities Revenue
(TDF Facilities Project)
Series A 6.50% 2/1/26	1,370,000	1,465,982
Series A 7.00% 2/1/36	1,500,000	1,604,535
Idaho State Building Authority Revenue
Series B 5.00% 9/1/40	1,250,000	1,371,437
(Capitol Mall Parking Project)
Series A 4.50% 9/1/26	485,000	547,565

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
Idaho State Building Authority Revenue
(Capitol Mall Parking Project)
Series A 4.50% 9/1/27	505,000	$568,670
(Department of Health & Welfare Project) Series B 4.00% 9/1/48	750,000	818,377

		8,439,968

Local General Obligation Bonds – 25.00%
Ada & Boise Counties Independent School District Boise City
5.00% 8/1/33	1,010,000	1,254,198
5.00% 8/1/34	1,500,000	1,857,525
5.00% 8/1/35	1,160,000	1,433,714
5.00% 8/1/36	500,000	616,525
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,544,295
Ada & Canyon Counties Joint School District No. 3 Kuna
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/33	1,670,000	2,072,771
Series B 5.00% 9/15/35	1,100,000	1,358,775
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
Series B 5.00% 8/15/23	1,295,000	1,491,633
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,729,882
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,815,086
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,137,570
Series B 5.00% 9/15/24	1,480,000	1,650,733
Idaho Bond Bank Authority Revenue
Series A 4.00% 9/15/33	530,000	610,194
Series A 4.00% 9/15/37	1,000,000	1,135,090
Series C 5.00% 9/15/42	500,000	615,435
Madison County School District No. 321 Rexburg
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 8/15/25	1,080,000	1,320,700
Series B 5.00% 8/15/26	500,000	628,705
Nez Perce County Independent School District No. 1
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/36	1,000,000	1,233,090
Series B 5.00% 9/15/37	1,000,000	1,228,010

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Twin Falls County School District No. 411 (School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	$1,143,630

		25,877,561

Pre-Refunded Bonds – 2.49%
Idaho Health Facilities Authority Revenue
(St. Luke’s Regional Medical Center Project)
5.00% 7/1/35-20 (AGM)§	2,500,000	2,580,650

		2,580,650

Special Tax Revenue Bonds – 18.94%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	573,542
Series A 5.25% 1/1/36	705,000	747,941
Series B-1 5.00% 1/1/42	1,425,000	1,493,015
Idaho Water Resource Board Loan Program Revenue
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,912,445
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,532,100
Nampa Development Corporation Revenue
5.90% 3/1/30	3,000,000	3,032,280
(Library Square Project) 144A 5.00% 9/1/31 #	1,000,000	1,078,620
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation – Restructured)
Series A-1 5.375% 7/1/46 ^	2,355,000	632,412
Series A-1 5.625% 7/1/51 ^	4,970,000	965,870
(Restructured)
Series A-1 4.55% 7/1/40	875,000	903,166
Series A-1 4.75% 7/1/53	2,000,000	2,055,620
Series A-1 5.00% 7/1/58	1,031,000	1,077,560
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,597,860

		19,602,431

Transportation Revenue Bonds – 3.20%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,044,310
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,267,898

		3,312,208

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 1.33%
Guam Government Waterworks Authority
5.00% 7/1/40	370,000	$430,058
5.00% 1/1/46	835,000	949,938

		1,379,996

Total Municipal Bonds (cost $95,613,831)		101,689,203

	Number of shares

Short-Term Investments – 0.32%

Money Market Mutual Fund – 0.11%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 1.23%)	112,028	112,028

		112,028

	Principal amount°
Variable Rate Demand Note – 0.21%¤
Idaho Health Facilities Authority Revenue (St. Luke’s Health System Project) Series C
1.40% 3/1/48 (LOC – US Bank N.A.)	225,000	225,000

		225,000

Total Short-Term Investments (cost $337,028)		337,028

Total Value of Securities – 98.56% (cost $95,950,859)		$102,026,231

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $4,537,664, which represents 4.38% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

GNMA – Government National Mortgage Association collateral

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 98.81%

Corporate Revenue Bonds – 7.30%
Nassau County Tobacco Settlement
(Asset-Backed) Series A-3 5.125% 6/1/46	625,000	$624,981
New York Counties Tobacco Trust VI
(Tobacco Settlement Pass Through) Series C 5.00% 6/1/51	500,000	524,740
New York Liberty Development Revenue
(Second Priority - Bank of America Tower at One Bryant Park Project)
Class 2 5.625% 7/15/47	500,000	508,595
Class 3 6.375% 7/15/49	865,000	882,213
New York Transportation Development Corporation Special Facilities Revenue
(Delta Air Lines - LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/36 (AMT)	1,000,000	1,208,180
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	745,689
TSASC Revenue
(Senior) Fiscal 2017 Series A 5.00% 6/1/41	900,000	1,006,344
(Subordinate) Fiscal 2017 Series B 5.00% 6/1/48	1,000,000	991,900

		6,492,642

Education Revenue Bonds – 20.50%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	250,330
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing Project)
Series A 6.00% 10/1/31	525,000	563,535
(Tapestry Charter School Project) Series A 5.00% 8/1/52	500,000	549,955
Build NYC Resource
(Bronx Charter School for Excellence Project)
Series A 5.00% 4/1/33	500,000	544,015
Series A 5.50% 4/1/43	500,000	546,300
(Inwood Academy for Leadership Charter School Project) Series A 144A 5.50% 5/1/48 #	500,000	547,125
(Manhattan College Project) 5.00% 8/1/47	500,000	598,705
(Metropolitan College of New York Project) 5.50% 11/1/44	600,000	649,968
(Metropolitan Lighthouse Charter School Project)
Series A 144A 5.00% 6/1/52 #	250,000	272,627
(New Dawn Charter Schools Project) 144A 5.75% 2/1/49 #	500,000	535,875

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Build NYC Resource
(The Packer Collegiate Institute Project) 5.00% 6/1/40	750,000	$872,647
Dutchess County Local Development
(The Culinary Institute of America Project) Series A-1 5.00% 7/1/46	300,000	348,360
Hempstead Town Local Development
(Hofstra University Project) 5.00% 7/1/42	500,000	601,985
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	413,244
Monroe County Industrial Development Revenue
(St. John Fisher College Project) Series A 5.50% 6/1/39	300,000	352,905
(University of Rochester Project) Series C 4.00% 7/1/43	500,000	561,780
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,095,350
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	524,730
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	475,464
(Fordham University) 5.00% 7/1/44	650,000	746,193
(Marymount Manhattan College) 5.00% 7/1/24	350,000	350,949
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,152,010
(Rockefeller University) Series A 5.00% 7/1/27	250,000	250,707
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,121,180
(University of Rochester Project) Unrefunded Series A 5.125% 7/1/39	20,000	20,056
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	516,810
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,099,660
Tompkins County Development
(Ithaca College Project)
5.00% 7/1/34	750,000	889,238
5.00% 7/1/41	500,000	610,640
Troy Industrial Development Authority
(Rensselaer Polytechnic Institute Project) Series E 5.20% 4/1/37	500,000	536,735
Yonkers Economic Development Educational Revenue
(Charter School of Educational Excellence Project)
Series A 6.25% 10/15/40	600,000	619,908

		18,218,986

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds – 4.34%
Long Island Power Authority Electric System Revenue
5.00% 9/1/37	450,000	$568,067
5.00% 9/1/47	500,000	609,000
Series A 5.00% 9/1/44	750,000	862,643
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	540,015
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	190,000	152,475
Series WW 5.00% 7/1/28 ‡	270,000	216,000
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	750,000	908,130

		3,856,330

Healthcare Revenue Bonds – 13.51%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Project) 5.25% 7/1/35	250,000	297,410
Build NYC Resource
(The Children’s Aid Society Project) 4.00% 7/1/49	1,000,000	1,139,810
Dutchess County Local Development
(Nuvance Health) Series B 4.00% 7/1/49	1,000,000	1,124,890
Guilderland Industrial Development Agency
(Albany Place Development Project) Series A 144A 5.875% 1/1/52 #	500,000	514,775
Monroe County Industrial Development
(The Rochester General Hospital Project)
5.00% 12/1/36	405,000	484,720
5.00% 12/1/46	540,000	632,799
(The Unity Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	620,322
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island Obligated Group Project) 5.00% 7/1/33	725,000	818,416
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	508,195
New York City Trust for Cultural Resources
(Carnegie Hall) 5.00% 12/1/39	250,000	324,583
New York State Dormitory Authority Revenue
(Montefiore Obligated Group) Series A 4.00% 8/1/38	1,000,000	1,125,620
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	618,450
(New York University Hospitals Center) Series A 4.00% 7/1/40	465,000	515,722

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Orange Regional Medical Center Obligated Group)
144A 5.00% 12/1/34 #	500,000	$596,715
144A 5.00% 12/1/45 #	700,000	793,037
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Assisted Living Project) 6.50% 1/1/46	400,000	415,844
Southold Local Development Revenue
(Peconic Landing at Southold Project) 5.00% 12/1/45	750,000	798,233
Suffolk County Economic Development Revenue
(Peconic Landing at Southhold Project) 6.00% 12/1/40	650,000	679,737

		12,009,278

Lease Revenue Bonds – 7.04%
Hudson Yards Infrastructure
Unrefunded Fiscal 2012 Series A 5.75% 2/15/47	385,000	409,394
MTA Hudson Rail Yards Trust Obligations
(The Metropolitan Transportation Authority) Series A 5.00% 11/15/56	710,000	795,647
New York City Industrial Development Agency
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	585,000	641,300
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,631,895
New York Liberty Development
(4 World Trade Center Project) 5.00% 11/15/31	500,000	542,580
(Class 1 - 3 World Trade Center Project) 144A 5.00% 11/15/44 #	1,500,000	1,666,185
(Class 2 - 3 World Trade Center Project) 144A 5.375% 11/15/40 #	500,000	565,725

		6,252,726

Local General Obligation Bonds – 3.60%
New York City
Fiscal 2011 Series E 5.00% 8/1/28	125,000	129,497
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,149,850
Fiscal 2018 Series B-1 4.00% 10/1/41	500,000	569,595
Fiscal 2019 Series E 5.00% 8/1/32	500,000	650,280
Subordinate Series E-1 5.25% 3/1/35	500,000	643,370
New York State Dormitory Authority
(School District Financing Program)
Unrefunded Series A 5.00% 10/1/23	25,000	26,977

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
New York State Dormitory Authority
(School District Financing Program)
Unrefunded Series A 5.00% 10/1/25 (AGM)	30,000	$31,194

		3,200,763

Pre-Refunded Bonds – 7.34%
Dutchess County Local Development
(Health Quest Systems Project)
Series A 5.00% 7/1/34-24 §	350,000	412,885
Series A 5.00% 7/1/44-24 §	1,000,000	1,179,670
Hudson Yards Infrastructure
Fiscal 2012 Series A 5.75% 2/15/47-21 §	615,000	657,693
Metropolitan Transportation Authority Revenue
Series D 5.25% 11/15/27-20 §	500,000	525,960
Monroe County Industrial Development Revenue
(Nazareth College of Rochester Project)
5.25% 10/1/31-21 §	500,000	543,960
5.50% 10/1/41-21 §	500,000	546,520
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2012 Series BB
5.25% 6/15/44-21 §	500,000	548,265
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 Subordinate Series D-1
5.25% 2/1/29-21 §	305,000	323,480
New York State Dormitory Authority Revenue Non-State Supported Debt
(The Northwell Health Obligated Group)
Series A 5.00% 5/1/41-21 §	500,000	533,575
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22 §	380,000	416,841
5.00% 7/1/42-22 §	750,000	833,123

		6,521,972

Resource Recovery Revenue Bond – 1.80%
Niagara Area Development Revenue
(Covanta Project) Series A 144A 4.75% 11/1/42 (AMT) #	1,500,000	1,596,930

		1,596,930

Special Tax Revenue Bonds – 17.76%
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	520,569

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Glen Cove Local Economic Assistance
(Garvies Point Public Improvement Project)
Series A 5.00% 1/1/56	250,000	$272,515
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	254,618
New York City Transitional Finance Authority Revenue (Building Aid)
Fiscal 2012 Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,073,830
Fiscal 2015 Subordinate Series S-1 5.00% 7/15/43	1,000,000	1,165,770
(Future Tax Secured)
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	856,687
Fiscal 2014 Subordinate Series B-1 5.00% 11/1/40	750,000	867,495
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,171,480
Fiscal 2016 Subordinate Series C-1 4.00% 11/1/42	500,000	579,750
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	500,000	559,415
Fiscal 2017 Subordinate Series E-1 5.00% 2/1/43	1,000,000	1,210,400
Unrefunded Fiscal 2011 Subordinate Series C 5.25% 11/1/25	310,000	325,088
Unrefunded Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29	195,000	206,376
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,202,460
New York State Dormitory Authority Revenue
(General Purpose) Series C 5.00% 3/15/34	500,000	528,210
New York State Urban Development Revenue
(General Purpose) Series A 4.00% 3/15/36	500,000	567,100
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A-1 4.55% 7/1/40	425,000	438,681
Series A-1 4.75% 7/1/53	1,475,000	1,516,020
Series A-1 5.00% 7/1/58	125,000	130,645
Series A-1 5.687% 7/1/51 ^	4,120,000	800,681
Series A-1 5.729% 7/1/46 ^	1,935,000	519,625
Series A-2 4.536% 7/1/53	1,000,000	1,016,220

		15,783,635

State General Obligation Bond – 0.56%
New York State
Series A 5.00% 3/1/38	500,000	501,415

		501,415

Transportation Revenue Bonds – 10.48%
Buffalo & Fort Erie Public Bridge Authority
5.00% 1/1/47	435,000	517,907

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Metropolitan Transportation Authority Revenue Series D 5.00% 11/15/32	500,000	$557,360
(Green Bond)
Series B 4.00% 11/15/50	1,000,000	1,122,080
Series C-2 3.08% 11/15/40 (BAM) ^	2,380,000	1,352,007
New York State Thruway Authority General Revenue
Series I 5.00% 1/1/32	700,000	762,111
Series L 5.00% 1/1/35	100,000	126,354
(Junior Indebtedness Obligation) Series A 5.25% 1/1/56	1,000,000	1,185,590
Port Authority of New York & New Jersey
(Consolidated Bonds - Two Hundred Sixteen Series)
4.00% 9/1/49	1,000,000	1,158,990
(JFK International Air Terminal Project)
Series 8 6.00% 12/1/42	700,000	740,257
Series 8 6.50% 12/1/28	550,000	573,397
Triborough Bridge & Tunnel Authority
(MTA Bridges and Tunnels) Series A 5.00% 11/15/47	1,000,000	1,217,400

		9,313,453

Water & Sewer Revenue Bonds – 4.58%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2017 Series DD 5.00% 6/15/47	1,000,000	1,214,530
Fiscal 2019 Subordinate Series FF-1 4.00% 6/15/49	1,000,000	1,148,720
Fiscal 2020 Series AA 4.00% 6/15/40	1,000,000	1,174,410
New York State Environmental Facilities Revenue
(New York City Municipal Water Finance Authority Projects - Second Resolution) Series B 5.00% 6/15/30	500,000	535,115

		4,072,775

Total Municipal Bonds (cost $82,208,979)		87,820,905

Short-Term Investment – 0.67%

Variable Rate Demand Note – 0.67%¤
New York City Series F6
1.39% 6/1/44 (SPA - JPMorgan Chase Bank, N.A.)	600,000	600,000

Total Short-Term Investment (cost $600,000)		600,000

Total Value of Securities – 99.48% (cost $82,808,979)		$88,420,905

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $7,088,994, which represents 7.98% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 99.60%

Corporate Revenue Bonds – 6.94%
Delaware County Industrial Development Authority
(Covanta Project) Series A 5.00% 7/1/43	2,155,000	$2,204,349
Pennsylvania Commonwealth Financing Authority Revenue
(Tobacco Master Settlement Payment Revenue)
4.00% 6/1/39 (AGM)	5,045,000	5,669,268
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	4,298,160
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(CarbonLite P, LLC Project)
144A 5.25% 6/1/26 (AMT)#	1,750,000	1,828,995
144A 5.75% 6/1/36 (AMT)#	2,375,000	2,556,403
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	14,601,510

		31,158,685

Education Revenue Bonds – 14.45%
Allegheny County Higher Education Building Authority Revenue
(Carnegie Mellon University)
5.00% 3/1/28	2,000,000	2,248,900
Series A 5.00% 3/1/24	1,000,000	1,095,990
(Chatham University) Series A
5.00% 9/1/30	1,500,000	1,616,430
(Robert Morris University) 5.00% 10/15/47	1,500,000	1,706,100
Series A 5.50% 10/15/30	1,275,000	1,324,483
Series A 5.75% 10/15/40	2,200,000	2,283,578
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,782,353
(School Lane Charter School Project) Series A
5.125% 3/15/46	2,500,000	2,859,975
Chester County Industrial Development Authority Revenue
(Avon Grove Charter School Project)
Series A 5.00% 12/15/47	1,160,000	1,322,887
Series A 5.00% 12/15/51	770,000	876,083
(Renaissance Academy Charter School Project)
5.00% 10/1/34	1,000,000	1,115,660
5.00% 10/1/39	1,250,000	1,382,887
5.00% 10/1/44	1,000,000	1,100,970
Chester County Industrial Development Authority Student Housing Revenue
(University Student Housing Project at West Chester University)
Series A 5.00% 8/1/30	1,100,000	1,212,387
Series A 5.00% 8/1/45	1,250,000	1,352,400

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Delaware County Authority Revenue
(Cabrini University) 5.00% 7/1/47	2,000,000	$2,301,360
East Hempfield Township Industrial Development Authority
(Student Services - Student Housing Project at Millersville University)
5.00% 7/1/39	875,000	957,425
5.00% 7/1/45	2,500,000	2,679,150
5.00% 7/1/46	1,425,000	1,551,227
5.00% 7/1/47	1,000,000	1,105,080
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
5.625% 4/1/40	2,375,000	2,419,555
5.75% 4/1/40	2,000,000	2,232,420
Northeastern Pennsylvania Hospital & Education Authority Revenue
(King’s College Project) 5.00% 5/1/44	1,000,000	1,202,650
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University) 5.00% 5/1/41	1,000,000	1,199,270
(University Properties Student Housing - East Stroudsburg University of Pennsylvania) 5.00% 7/1/42	500,000	510,525
Pennsylvania State University
Series A 5.00% 9/1/41	2,000,000	2,563,140
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	2,914,000
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	565,000	591,708
Series A 5.75% 6/15/42	2,500,000	2,640,175
(International Apartments of Temple University)
Series A 5.375% 6/15/30	1,500,000	1,534,200
Series A 5.625% 6/15/42	3,000,000	3,063,390
(Philadelphia Performing Arts Charter School Project)
144A 6.75% 6/15/43 #	2,550,000	2,615,076
(Tacony Academy Charter School Project)
Series A-1 6.75% 6/15/33	1,020,000	1,140,962
Series A-1 7.00% 6/15/43	1,535,000	1,710,926
(Temple University Second Series) 5.00% 4/1/36	1,145,000	1,329,059
State Public School Building Authority
(Montgomery County Community College)
5.00% 5/1/28	2,000,000	2,371,720

		64,914,101

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds – 0.42%
Puerto Rico Electric Power Authority
Series CCC 5.25% 7/1/27 ‡	985,000	$790,463
Series WW 5.00% 7/1/28 ‡	1,385,000	1,108,000

		1,898,463

Healthcare Revenue Bonds – 31.06%
Allegheny County Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 4.00% 4/1/44	1,350,000	1,472,647
(University of Pittsburgh Medical Center)
Series A 4.00% 7/15/36	1,750,000	2,017,190
Series A 4.00% 7/15/37	1,500,000	1,719,945
Series A 4.00% 7/15/38	700,000	799,022
Berks County Industrial Development Authority Revenue
(The Highlands at Wyomissing)
5.00% 5/15/38	415,000	475,133
5.00% 5/15/43	500,000	567,080
5.00% 5/15/48	1,000,000	1,127,390
Series A 5.00% 5/15/37	1,365,000	1,593,173
Series A 5.00% 5/15/42	500,000	576,415
Series A 5.00% 5/15/47	600,000	687,378
Series C 5.00% 5/15/42	1,000,000	1,125,800
Series C 5.00% 5/15/47	1,000,000	1,121,230
(Tower Health Project)
4.00% 11/1/47	2,500,000	2,709,025
5.00% 11/1/50	2,000,000	2,341,300
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Unrefunded
Series A-3 5.50% 11/1/31	5,005,000	5,038,083
Bucks County Industrial Development Authority Revenue
(Saint Luke’s University Health Network Project)
4.00% 8/15/44	2,400,000	2,641,104
4.00% 8/15/50	1,400,000	1,534,792
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,861,600
Central Bradford Progress Authority
(Guthrie Health Issue) 5.375% 12/1/41	1,000,000	1,072,150
Centre County Hospital Authority Revenue
(Mount Nittany Medical Center Project) Series A
4.00% 11/15/47	1,400,000	1,532,468

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Chester County Health & Education Facilities Authority Revenue
(Simpson Senior Services Project)
Series A 5.00% 12/1/35	775,000	$817,827
Series A 5.25% 12/1/45	1,360,000	1,449,896
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Social Ministries Project)
5.00% 1/1/38	2,000,000	2,220,980
DuBois Hospital Authority
(Penn Highlands Healthcare) 4.00% 7/15/48	2,000,000	2,168,940
Franklin County Industrial Development Authority Revenue
(Menno-Haven Project) 5.00% 12/1/53	1,900,000	2,095,282
Geisinger Authority Health System Revenue
(Geisinger Health System)
Series A-1 5.00% 2/15/45	5,000,000	5,935,950
Series A-1 5.125% 6/1/41	4,000,000	4,239,080
General Authority of Southcentral Pennsylvania Revenue
(WellSpan Health Obligated Group)
Series A 5.00% 6/1/38	1,000,000	1,261,500
Series A 5.00% 6/1/39	5,000,000	6,291,050
Indiana County Hospital Authority Revenue
(Indiana Regional Medical Center) Series A
6.00% 6/1/39	1,625,000	1,804,725
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	273,550
5.25% 7/1/41	1,000,000	1,106,570
5.50% 7/1/45	1,000,000	1,100,640
(Landis Homes Retirement Community Project) Series A
5.00% 7/1/45	2,000,000	2,167,720
(Masonic Villages Project) 5.00% 11/1/35	1,000,000	1,187,660
5.00% 11/1/36	510,000	604,131
5.00% 11/1/37	250,000	294,877
(St. Anne’s Retirement Community Project)
5.00% 4/1/27	1,425,000	1,498,345
5.00% 4/1/33	1,830,000	1,906,604
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,027,560
5.25% 7/1/42	1,500,000	1,541,460

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Monroe County Hospital Authority Revenue
(Pocono Medical Center)
5.00% 7/1/36	1,710,000	$2,027,034
5.00% 7/1/41	1,000,000	1,175,140
Monroeville Finance Authority
(University of Pittsburgh Medical Center) 5.00% 2/15/25	1,000,000	1,198,330
Montgomery County Higher Education & Health Authority Revenue
(Thomas Jefferson University) Series A 4.00% 9/1/49	2,500,000	2,745,925
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities Obligated Group)
5.00% 11/15/27	1,250,000	1,364,275
5.00% 11/15/28	1,600,000	1,744,192
5.00% 11/15/29	680,000	740,404
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A
5.25% 1/15/45	2,500,000	2,834,475
(Waverly Heights Project)
5.00% 12/1/44	500,000	583,010
5.00% 12/1/49	750,000	871,275
(Whitemarsh Continuing Care Retirement Community Project)
5.375% 1/1/50	4,000,000	4,161,920
Series A 5.375% 1/1/51	1,500,000	1,581,030
Moon Industrial Development Authority Revenue
(Baptist Homes Society) 6.125% 7/1/50	4,000,000	4,383,120
Northampton County Industrial Development Authority
(Morningstar Senior Living Project) 5.00% 7/1/32	1,275,000	1,350,990
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project) Series A 144A 6.75% 12/1/53 #	3,950,000	4,097,770
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 7/1/43	1,265,000	1,402,506
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Thomas Jefferson University)
Series A 5.00% 9/1/45	7,000,000	8,065,610
Series A 5.25% 9/1/50	2,500,000	2,902,625

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
5.00% 8/15/40	2,000,000	$2,356,980
Series A 4.00% 8/15/42	4,000,000	4,461,720
Philadelphia Authority for Industrial Development Revenue
(Children’s Hospital of Philadelphia Project) 5.00% 7/1/34	5,000,000	6,185,700
(Thomas Jefferson University) Series A 5.00% 9/1/47	2,500,000	2,946,825
(Wesley Enhanced Living Obligated Group) Series A 5.00% 7/1/49	2,500,000	2,778,125
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	4,000,000	4,583,080

		139,549,333

Housing Revenue Bond – 0.46%
Philadelphia Authority for Industrial Development Revenue
(The PresbyHomes Germantown Project) Series A 5.625% 7/1/35 (HUD)	2,065,000	2,067,870

		2,067,870

Lease Revenue Bonds – 1.40%
Allegheny County Industrial Development Authority Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,335,000
5.125% 9/1/31	435,000	435,000
Philadelphia Municipal Authority Revenue
(Juvenile Justice Services Center)
5.00% 4/1/37	1,250,000	1,505,100
5.00% 4/1/38	1,000,000	1,201,140
5.00% 4/1/39	1,500,000	1,797,900

		6,274,140

Local General Obligation Bonds – 8.59%
Allegheny County
Series C-69 5.00% 12/1/28	1,000,000	1,115,750
Series C-70 5.00% 12/1/33	2,205,000	2,457,274
Series C-77 5.00% 11/1/43	4,535,000	5,636,461
Chester County
4.00% 7/15/32	2,000,000	2,401,980
5.00% 7/15/30	3,000,000	3,963,030
City of Philadelphia
5.00% 8/1/41	1,260,000	1,520,694

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)
Local General Obligation Bonds (continued)
City of Philadelphia
Series A 5.00% 8/1/37	1,750,000	$2,132,305
Series A 5.25% 7/15/29	2,500,000	2,886,950
Series B 5.00% 2/1/39	1,000,000	1,261,270
City of Pittsburgh
4.00% 9/1/35	750,000	854,340
4.00% 9/1/36	500,000	568,190
Series B 5.00% 9/1/26	3,000,000	3,328,620
North Allegheny School District
4.00% 5/1/37	1,065,000	1,238,180
Philadelphia School District
Series F 5.00% 9/1/36	2,000,000	2,368,380
Series F 5.00% 9/1/37	1,500,000	1,771,545
Series F 5.00% 9/1/38	2,000,000	2,357,340
Tredyffrin Easttown School District
5.00% 2/15/38	2,250,000	2,748,218

		38,610,527

Pre-Refunded/Escrowed to Maturity Bonds – 11.71%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31-21§	750,000	838,920
7.00% 11/1/40-21§	1,000,000	1,122,960
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32-23§	2,000,000	2,281,220
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42-20§	4,980,000	5,153,852
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30-20§	2,650,000	2,768,269
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32-22§	1,150,000	1,249,602
Series A 5.00% 1/1/41-22§	1,500,000	1,629,915
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group) Series A
5.00% 6/1/31-22§	2,000,000	2,209,480
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38-20 (FHA)§	995,000	1,034,163

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(AICUP Financing Program - St. Francis University Project) Series JJ2 6.25% 11/1/41-21§	2,355,000	$2,615,086
(Edinboro University Foundation Student Housing Project) 6.00% 7/1/43-20§	1,000,000	1,040,450
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27-22§	1,740,000	1,930,269
Series A 5.00% 7/1/41-22§	1,500,000	1,664,025
(Philadelphia University) 5.00% 6/1/32-23§	2,000,000	2,287,500
(Shippensburg University - Student Housing Project)
5.00% 10/1/44-22§	1,500,000	1,677,840
6.25% 10/1/43-21§	2,000,000	2,212,460
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	5,093,995
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
Series A 5.00% 8/15/24-21§	2,850,000	3,065,831
Series A 5.25% 8/15/26-21§	3,910,000	4,224,872
Philadelphia Authority for Industrial Development Revenue
(MaST Charter School Project) 6.00% 8/1/35-20§	1,610,000	1,679,439
(New Foundations Charter School Project) 6.625% 12/15/41-22§	1,000,000	1,172,560
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	2,020,000	2,047,088
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health System Project) 5.50% 7/1/29-20§	3,500,000	3,624,285

		52,624,081

Special Tax Revenue Bonds – 8.51%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	2,500,000	2,639,925
(City Center Project) 144A 5.375% 5/1/42 #	1,800,000	2,035,764
(City Center Refunding Project) 144A 5.00% 5/1/42 #	2,500,000	2,817,875
Chester County Industrial Development Authority Special Obligation Revenue
(Woodlands at Greystone Project)
144A 5.00% 3/1/38 #	560,000	602,487
144A 5.125% 3/1/48 #	1,000,000	1,074,360
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	1,900,000	2,157,146

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	$5,549,076
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.644% 7/1/51 ^	32,795,000	6,373,380
Series A-1 5.697% 7/1/46 ^	11,521,000	3,093,849
(Restructured)
Series A-1 4.75% 7/1/53	2,520,000	2,590,081
Series A-2 4.329% 7/1/40	4,500,000	4,584,375
Sports & Exhibition Authority of Pittsburgh & Allegheny County
(Hotel Room Excise Tax) 5.00% 2/1/35 (AGM)	3,000,000	3,094,920
Washington County Redevelopment Authority Revenue
(Victory Centre Tax Increment Financing Project) 5.00% 7/1/35	1,500,000	1,607,430

		38,220,668

State General Obligation Bond – 3.32%
Commonwealth of Pennsylvania
5.00% 9/15/26	3,340,000	4,155,160
5.00% 7/15/28	3,255,000	4,198,852
5.00% 7/15/29	5,000,000	6,568,800

		14,922,812

Transportation Revenue Bonds – 8.16%
Delaware River Joint Toll Bridge Commission
(Pennsylvania - New Jersey) 5.00% 7/1/47	5,000,000	6,086,000
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,825,150
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,444,300
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/23	2,450,000	2,842,417
Series A 5.00% 12/1/49	2,000,000	2,492,300
Series C 5.00% 12/1/44	5,000,000	5,763,900
Philadelphia Airport Revenue
Series A 5.00% 7/1/47	3,750,000	4,540,313
Series B 5.00% 7/1/47 (AMT)	3,000,000	3,560,760
Susquehanna Area Regional Airport Authority Revenue
5.00% 1/1/35 (AMT)	800,000	943,184
5.00% 1/1/38 (AMT)	1,000,000	1,169,270

		36,667,594

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 4.58%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	$2,834,378
Bucks County Water & Sewer Authority
5.00% 12/1/28 (AGM)	1,000,000	1,277,830
Series A 5.00% 12/1/37 (AGM)	780,000	917,046
Series A 5.00% 12/1/40 (AGM)	1,000,000	1,173,200
Philadelphia Water & Wastewater Revenue
5.00% 11/1/28	4,500,000	5,024,115
Series A 5.00% 7/1/45	2,500,000	2,849,225
Series A 5.25% 10/1/52	1,000,000	1,223,010
Pittsburgh Water & Sewer Authority
(Subordinate Revenue Refunding Bonds)
Series B 4.00% 9/1/34 (AGM)	1,000,000	1,175,190
Series B 4.00% 9/1/35 (AGM)	300,000	349,902
Series B 5.00% 9/1/32 (AGM)	1,500,000	2,035,845
Series B 5.00% 9/1/33 (AGM)	1,250,000	1,719,100

		20,578,841

Total Municipal Bonds (cost $413,530,691)		447,487,115

Short-Term Investment – 0.36%

Variable Rate Demand Note – 0.36%¤
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (The Children’s Hospital of Philadelphia Project) Series A 1.36% 7/1/41 (SPA - Wells Fargo Bank N.A.)	1,600,000	1,600,000

Total Short-Term Investment (cost $1,600,000)		1,600,000

Total Value of Securities – 99.96% (cost $415,130,691)		$449,087,115

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $17,628,730, which represents 3.92% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC	– Insured by Assured Guaranty Corporation
AGM	– Insured by Assured Guaranty Municipal Corporation
AMT	– Subject to Alternative Minimum Tax
BAM	– Insured by Build America Mutual Assurance
FHA	– Federal Housing Administration
HUD	– Housing and Urban Development Section 8
N.A.	– National Association
SPA	– Stand-by Purchase Agreement
USD	– US Dollar

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statements of assets and liabilities
August 31, 2019

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$78,686,102	$100,250,577	$226,837,909
Cash	44,208	28,398	—
Interest receivable	664,337	1,153,418	2,270,024
Receivable for fund shares sold	1,000	85,247	326,049
Receivable for securities sold	—	110,814	—

Total assets	79,395,647	101,628,454	229,433,982

Liabilities:
Cash due to custodian	—	—	8,200
Distribution payable	56,869	77,709	162,344
Payable for fund shares redeemed	2,000	5,561	13,905
Payable for securities purchased	—	3,058,850	9,254,160
Distribution fees payable to affiliates	15,804	19,174	43,992
Accounting and administration expenses payable to non-affiliates	15,561	15,805	17,216
Investment management fees payable to affiliates	14,365	25,980	72,718
Reports and statements to shareholders expenses payable to non-affiliates	6,934	7,754	12,746
Audit and tax fees payable	5,500	5,500	5,500
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	4,582	6,546	15,052
Other accrued expenses	2,940	3,567	6,376
Dividend disbursing and transfer agent fees and expenses payable to affiliates	660	832	1,825
Accounting and administration expenses payable to affiliates	593	658	1,039
Trustees’ fees and expenses payable	578	733	1,598
Legal fees payable to affiliates	118	150	328
Reports and statements to shareholders expenses payable to affiliates	37	46	102

Total liabilities	126,541	3,228,865	9,617,101

Total Net Assets	$79,269,106	$98,399,589	$219,816,881

Net Assets Consist of:
Paid-in capital	$74,165,118	$90,178,416	$207,590,779
Total distributable earnings (loss)	5,103,988	8,221,173	12,226,102

Total Net Assets	$79,269,106	$98,399,589	$219,816,881

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value
Class A:
Net assets	$62,033,479	$42,203,248	$167,135,818
Shares of beneficial interest outstanding, unlimited authorization, no par	5,302,432	3,378,049	14,557,262
Net asset value per share	$11.70	$12.49	$11.48
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.25	$13.08	$12.02

Class C:
Net assets	$3,100,035	$11,550,986	$10,363,583
Shares of beneficial interest outstanding, unlimited authorization, no par	264,305	922,959	900,320
Net asset value per share	$11.73	$12.52	$11.51

Institutional Class:
Net assets	$14,135,592	$44,645,355	$42,317,480
Shares of beneficial interest outstanding, unlimited authorization, no par	1,208,164	3,573,560	3,686,020
Net asset value per share	$11.70	$12.49	$11.48

[1] Investments, at cost	$73,555,561	$92,719,996	$211,767,947

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$102,026,231	$88,420,905	$449,087,115
Cash	40	32,642	25,904
Interest receivable	1,376,817	819,752	5,201,367
Receivable for securities sold	259,803	—	—
Receivable for fund shares sold	30,554	68,333	244,734

Total assets	103,693,445	89,341,632	454,559,120

Liabilities:
Distribution payable	74,755	63,572	334,278
Payable for fund shares redeemed	10,539	6,312	445,292
Payable for securities purchased	—	318,588	4,152,748
Investment management fees payable to affiliates	31,296	11,553	159,227
Distribution fees payable to affiliates	22,952	19,068	98,825
Accounting and administration expenses payable to non-affiliates	15,849	15,674	19,951
Reports and statements to shareholders expenses payable to non-affiliates	8,103	7,206	25,725
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	6,281	7,047	30,099
Audit and tax fees payable	5,500	5,500	5,500
Other accrued expenses	3,583	4,686	6,831
Dividend disbursing and transfer agent fees and expenses payable to affiliates	863	740	3,752
Trustees’ fees and expenses payable	759	651	3,293
Accounting and administration expenses payable to affiliates	670	623	1,777
Legal fees payable to affiliates	156	133	675
Reports and statements to shareholders expenses payable to affiliates	48	41	208

Total liabilities	181,354	461,394	5,288,181

Total Net Assets	$103,512,091	$88,880,238	$449,270,939

Net Assets Consist of:
Paid-in capital	$101,913,843	$83,233,158	$412,981,204
Total distributable earnings (loss)	1,598,248	5,647,080	36,289,735

Total Net Assets	$103,512,091	$88,880,238	$449,270,939

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$55,479,683	$36,058,213	$376,964,508
Shares of beneficial interest outstanding, unlimited authorization, no par	4,762,553	3,041,145	45,681,091
Net asset value per share	$11.65	$11.86	$8.25
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.20	$12.42	$8.64

Class C:
Net assets	$12,875,008	$13,459,016	$25,065,003
Shares of beneficial interest outstanding, unlimited authorization, no par	1,106,123	1,137,991	3,036,484
Net asset value per share	$11.64	$11.83	$8.25

Institutional Class:
Net assets	$35,157,400	$39,363,009	$47,241,428
Shares of beneficial interest outstanding, unlimited authorization, no par	3,017,497	3,321,318	5,728,762
Net asset value per share	$11.65	$11.85	$8.25

[1] Investments, at cost	$95,950,859	$82,808,979	$415,130,691

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year ended August 31, 2019

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,120,149	$3,996,396	$8,472,132

Expenses:
Management fees	377,982	525,615	1,122,959
Distribution expenses — Class A	151,757	117,197	404,731
Distribution expenses — Class C	30,869	117,099	101,410
Accounting and administration expenses	54,997	58,561	77,952
Audit and tax fees	46,673	46,673	46,673
Dividend disbursing and transfer agent fees and expenses	41,385	53,161	117,008
Registration fees	19,902	13,856	15,205
Reports and statements to shareholders expenses	15,936	17,000	27,387
Legal fees	5,928	5,996	14,066
Trustees’ fees and expenses	4,348	5,495	11,729
Custodian fees	2,537	3,321	6,162
Other	14,771	18,046	24,053

	767,085	982,020	1,969,335
Less expenses waived	(137,327)	(200,878)	(257,273)
Less expenses paid indirectly	(1,030)	(1,752)	(1,436)

Total operating expenses	628,728	779,390	1,710,626

Net Investment Income	2,491,421	3,217,006	6,761,506

Net Realized and Unrealized Gain:
Net realized gain	393,695	685,110	680,050
Net change in unrealized appreciation (depreciation) of investments	2,638,928	3,465,712	7,595,228

Net Realized and Unrealized Gain	3,032,623	4,150,822	8,275,278

Net Increase in Net Assets Resulting from Operations	$5,524,044	$7,367,828	$15,036,784

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$3,912,789	$3,314,666	$18,833,228

Expenses:
Management fees	542,314	464,791	2,387,037
Distribution expenses — Class A	140,676	87,946	889,798
Distribution expenses — Class C	147,704	139,486	249,681
Accounting and administration expenses	59,103	56,588	118,989
Dividend disbursing and transfer agent fees and expenses	58,878	51,329	244,052
Audit and tax fees	46,673	46,673	46,673
Reports and statements to shareholders expenses	16,426	19,783	53,531
Registration fees	12,023	22,539	24,575
Legal fees	6,243	6,933	32,602
Trustees’ fees and expenses	5,675	4,849	24,979
Custodian fees	3,034	3,115	13,616
Other	15,280	19,347	34,355

	1,054,029	923,379	4,119,888
Less expenses waived	(163,052)	(229,466)	(343,463)
Less expenses paid indirectly	(1,136)	(1,556)	(5,767)

Total operating expenses	889,841	692,357	3,770,658

Net Investment Income	3,022,948	2,622,309	15,062,570

Net Realized and Unrealized Gain:
Net realized gain	124,264	585,562	2,465,773
Net change in unrealized appreciation (depreciation) of investments	3,691,615	3,228,074	14,954,570

Net Realized and Unrealized Gain	3,815,879	3,813,636	17,420,343

Net Increase in Net Assets Resulting from Operations	$6,838,827	$6,435,945	$32,482,913

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,491,421	$2,490,400
Net realized gain	393,695	379,155
Net change in unrealized appreciation (depreciation)	2,638,928	(2,032,054)

Net increase in net assets resulting from operations	5,524,044	837,501

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,967,135)	(2,075,708)
Class C	(76,738)	(115,956)
Institutional Class	(409,955)	(287,750)

	(2,453,828)	(2,479,414)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,955,388	4,543,493
Class C	480,567	428,738
Institutional Class	6,622,321	5,486,278

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,574,396	1,649,081
Class C	72,176	106,674
Institutional Class	386,192	266,147

	12,091,040	12,480,411

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(8,235,796)	$(8,330,769)
Class C	(701,906)	(2,522,165)
Institutional Class	(3,500,751)	(2,573,565)

	(12,438,453)	(13,426,499)

Decrease in net assets derived from capital share transactions	(347,413)	(946,088)

Net Increase (Decrease) in Net Assets	2,722,803	(2,588,001)

Net Assets:
Beginning of year	76,546,303	79,134,304

End of year[1]	$79,269,106	$76,546,303

[1]

Net Assets – End of year includes undistributed net investment income of $19,881 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(2,075,708)	$(115,956)	$(287,750)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,217,006	$3,236,364
Net realized gain	685,110	507,199
Net change in unrealized appreciation (depreciation)	3,465,712	(2,807,521)

Net increase in net assets resulting from operations	7,367,828	936,042

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,658,408)	(1,745,468)
Class C	(324,849)	(400,194)
Institutional Class	(1,388,704)	(1,100,024)

	(3,371,961)	(3,245,686)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,965,405	5,808,059
Class C	1,612,305	1,122,941
Institutional Class	24,977,510	11,785,738

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,478,640	1,550,043
Class C	268,745	344,098
Institutional Class	941,368	680,219

	32,243,973	21,291,098

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(17,173,906)	$(7,031,840)
Class C	(3,810,193)	(4,542,970)
Institutional Class	(15,995,310)	(7,025,452)

	(36,979,409)	(18,600,262)

Increase (decrease) in net assets derived from capital share transactions	(4,735,436)	2,690,836

Net Increase (Decrease) in Net Assets	(739,569)	381,192

Net Assets:
Beginning of year	99,139,158	98,757,966

End of year[1]	$98,399,589	$99,139,158

[1]

Net Assets – End of year includes undistributed net investment income of $18,763 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(1,745,468)	$(400,194)	$(1,100,024)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,761,506	$6,720,675
Net realized gain	680,050	124,725
Net change in unrealized appreciation (depreciation)	7,595,228	(4,554,837)

Net increase in net assets resulting from operations	15,036,784	2,290,563

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(5,362,602)	(5,512,421)
Class C	(259,844)	(376,689)
Institutional Class	(1,136,337)	(831,565)

	(6,758,783)	(6,720,675)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,480,175	16,867,445
Class C	1,296,364	1,730,260
Institutional Class	21,425,538	12,748,594

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,775,340	4,746,976
Class C	246,683	353,393
Institutional Class	1,026,471	731,288

	39,250,571	37,177,956

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(18,606,927)	$(19,482,166)
Class C	(2,489,442)	(6,807,914)
Institutional Class	(9,058,719)	(5,330,875)

	(30,155,088)	(31,620,955)

Increase in net assets derived from capital share transactions	9,095,483	5,557,001

Net Increase in Net Assets	17,373,484	1,126,889

Net Assets:
Beginning of year	202,443,397	201,316,508

End of year[1]	$219,816,881	$202,443,397

[1]

Net Assets – End of year includes undistributed net investment income of $352,558 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(5,512,421)	$(376,689)	$(831,565)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,022,948	$3,014,702
Net realized gain	124,264	294,775
Net change in unrealized appreciation (depreciation)	3,691,615	(2,885,211)

Net increase in net assets resulting from operations	6,838,827	424,266

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,747,356)	(1,888,287)
Class C	(348,293)	(543,768)
Institutional Class	(919,443)	(576,813)

	(3,015,092)	(3,008,868)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,186,079	5,531,468
Class C	981,176	1,325,139
Institutional Class	21,084,240	14,737,822

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,618,585	1,651,109
Class C	337,431	512,413
Institutional Class	786,152	496,728

	29,993,663	24,254,679

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,821,129)	$(14,113,035)
Class C	(6,549,156)	(12,991,897)
Institutional Class	(9,266,863)	(5,605,597)

	(28,637,148)	(32,710,529)

Increase (decrease) in net assets derived from capital share transactions	1,356,515	(8,455,850)

Net Increase (Decrease) in Net Assets	5,180,250	(11,040,452)

Net Assets:
Beginning of year	98,331,841	109,372,293

End of year[1]	$103,512,091	$98,331,841

[1]

Net Assets – End of year includes distributions in excess of net investment income of $16,709 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(1,888,287)	$(543,768)	$(576,813)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,622,309	$2,699,074
Net realized gain	585,562	176,041
Net change in unrealized appreciation (depreciation)	3,228,074	(2,366,192)

Net increase in net assets resulting from operations	6,435,945	508,923

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,100,376)	(1,233,582)
Class C	(331,625)	(388,892)
Institutional Class	(1,194,609)	(1,091,556)

	(2,626,610)	(2,714,030)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,693,985	5,120,312
Class C	1,503,175	2,254,999
Institutional Class	16,439,856	8,726,165

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,011,485	1,130,238
Class C	232,362	299,712
Institutional Class	1,065,959	968,692

	26,946,822	18,500,118

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(11,304,145)	$(7,776,362)
Class C	(3,817,643)	(4,270,778)
Institutional Class	(12,814,924)	(8,099,299)

	(27,936,712)	(20,146,439)

Decrease in net assets derived from capital share transactions	(989,890)	(1,646,321)

Net Increase (Decrease) in Net Assets	2,819,445	(3,851,428)

Net Assets:
Beginning of year	86,060,793	89,912,221

End of year[1]	$88,880,238	$86,060,793

[1]

Net Assets – End of year includes distributions in excess of net investment income of $650 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(1,233,582)	$(388,892)	$(1,091,556)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,062,570	$15,788,290
Net realized gain	2,465,773	469,560
Net change in unrealized appreciation (depreciation)	14,954,570	(12,352,389)

Net increase in net assets resulting from operations	32,482,913	3,905,461

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(12,803,560)	(13,755,590)
Class C	(683,223)	(877,582)
Institutional Class	(1,575,787)	(1,441,931)

	(15,062,570)	(16,075,103)

Capital Share Transactions:
Proceeds from shares sold:
Class A	30,339,814	28,325,061
Class C	2,951,101	2,076,171
Institutional Class	19,813,229	16,590,343

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	11,094,776	11,749,727
Class C	645,844	840,401
Institutional Class	1,355,377	1,235,791

	66,200,141	60,817,494

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(57,138,828)	$(50,721,030)
Class C	(5,875,403)	(8,984,224)
Institutional Class	(17,175,868)	(8,774,119)

	(80,190,099)	(68,479,373)

Decrease in net assets derived from capital share transactions	(13,989,958)	(7,661,879)

Net Increase (Decrease) in Net Assets	3,430,385	(19,831,521)

Net Assets:
Beginning of period	445,840,554	465,672,075

End of period[1]	$449,270,939	$445,840,554

[1]

Net Assets – End of period includes distributions in excess of net investment income of $108,965 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(13,512,474)	$(857,030)	$(1,418,785)
Distributions from net realized gain	(243,116)	(20,552)	(23,146)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.24	$11.48	$11.83	$11.44	$11.45

0.37	0.36	0.37	0.38	0.38
0.46	(0.24)	(0.35)	0.39	(0.01)

0.83	0.12	0.02	0.77	0.37

(0.37)	(0.36)	(0.37)	(0.38)	(0.38)

(0.37)	(0.36)	(0.37)	(0.38)	(0.38)

$11.70	$11.24	$11.48	$11.83	$11.44

7.51%	1.11%	0.24%	6.79%	3.24%

$62,033	$63,327	$66,839	$74,556	$77,085
0.84%	0.84%	0.84%	0.84%	0.85%
1.02%	1.00%	0.97%	0.96%	0.97%
3.29%	3.23%	3.25%	3.23%	3.28%
3.11%	3.07%	3.12%	3.11%	3.16%
31%	6%	9%	14%	12%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.27	$11.51	$11.87	$11.47	$11.48

0.28	0.28	0.29	0.29	0.29
0.46	(0.24)	(0.37)	0.40	(0.01)

0.74	0.04	(0.08)	0.69	0.28

(0.28)	(0.28)	(0.28)	(0.29)	(0.29)

(0.28)	(0.28)	(0.28)	(0.29)	(0.29)

$11.73	$11.27	$11.51	$11.87	$11.47

6.70%	0.36%	(0.59% )	6.07%	2.47%

$3,100	$3,122	$5,215	$6,816	$6,747
1.59%	1.59%	1.59%	1.59%	1.60%
1.77%	1.75%	1.72%	1.71%	1.72%
2.54%	2.48%	2.50%	2.48%	2.54%
2.36%	2.32%	2.37%	2.36%	2.42%
31%	6%	9%	14%	12%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.24	$11.48	$11.84	$11.44	$11.45

0.39	0.39	0.40	0.41	0.41
0.46	(0.24)	(0.36)	0.39	(0.01)

0.85	0.15	0.04	0.80	0.40

(0.39)	(0.39)	(0.40)	(0.40)	(0.41)

(0.39)	(0.39)	(0.40)	(0.40)	(0.41)

$11.70	$11.24	$11.48	$11.84	$11.44

7.78%	1.36%	0.40%	7.14%	3.49%

$14,136	$10,097	$7,080	$3,645	$744
0.59%	0.59%	0.59%	0.59%	0.60%
0.77%	0.75%	0.72%	0.71%	0.72%
3.54%	3.48%	3.50%	3.48%	3.54%
3.36%	3.32%	3.37%	3.36%	3.42%
31%	6%	9%	14%	12%

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.98	$12.26	$12.60	$12.11	$12.08

0.40	0.40	0.41	0.43	0.42
0.53	(0.28)	(0.34)	0.48	0.03

0.93	0.12	0.07	0.91	0.45

(0.40)	(0.40)	(0.41)	(0.42)	(0.42)
(0.02)	—	—	—	—

(0.42)	(0.40)	(0.41)	(0.42)	(0.42)

$12.49	$11.98	$12.26	$12.60	$12.11

7.99%	1.00%	0.63%	7.67%	3.73%

$42,203	$53,171	$54,076	$63,284	$60,550
0.82%	0.82%	0.82%	0.82%	0.83%
1.03%	1.02%	1.01%	1.01%	1.01%
3.36%	3.30%	3.36%	3.43%	3.42%
3.15%	3.10%	3.17%	3.24%	3.24%
32%	16%	27%	18%	24%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$12.00	$12.28	$12.62	$12.13	$12.10

0.32	0.31	0.32	0.33	0.33
0.54	(0.28)	(0.34)	0.49	0.02

0.86	0.03	(0.02)	0.82	0.35

(0.32)	(0.31)	(0.32)	(0.33)	(0.32)
(0.02)	—	—	—	—

(0.34)	(0.31)	(0.32)	(0.33)	(0.32)

$12.52	$12.00	$12.28	$12.62	$12.13

7.26%	0.25%	(0.12% )	6.86%	2.95%

$11,551	$13,015	$16,473	$18,827	$15,853
1.57%	1.57%	1.57%	1.57%	1.58%
1.78%	1.77%	1.76%	1.76%	1.76%
2.61%	2.55%	2.61%	2.68%	2.67%
2.40%	2.35%	2.42%	2.49%	2.49%
32%	16%	27%	18%	24%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.98	$12.26	$12.60	$12.11	$12.08

0.43	0.43	0.44	0.46	0.45
0.53	(0.28)	(0.34)	0.49	0.03

0.96	0.15	0.10	0.95	0.48

(0.43)	(0.43)	(0.44)	(0.46)	(0.45)
(0.02)	—	—	—	—

(0.45)	(0.43)	(0.44)	(0.46)	(0.45)

$12.49	$11.98	$12.26	$12.60	$12.11

8.25%	1.26%	0.89%	7.94%	3.98%

$44,646	$32,953	$28,209	$17,410	$10,308
0.57%	0.57%	0.57%	0.57%	0.58%
0.78%	0.77%	0.76%	0.76%	0.76%
3.61%	3.55%	3.61%	3.68%	3.67%
3.40%	3.35%	3.42%	3.49%	3.49%
32%	16%	27%	18%	24%

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.04	$11.28	$11.65	$11.24	$11.32

0.37	0.37	0.39	0.40	0.40
0.44	(0.24)	(0.37)	0.41	(0.08)

0.81	0.13	0.02	0.81	0.32

(0.37)	(0.37)	(0.39)	(0.40)	(0.40)

(0.37)	(0.37)	(0.39)	(0.40)	(0.40)

$11.48	$11.04	$11.28	$11.65	$11.24

7.48%	1.22%	0.26%	7.33%	2.87%

$167,136	$164,087	$165,554	$182,764	$174,078
0.84%	0.84%	0.84%	0.84%	0.85%
0.97%	0.97%	0.96%	0.96%	0.97%
3.31%	3.36%	3.48%	3.50%	3.54%
3.18%	3.23%	3.36%	3.38%	3.42%
16%	6%	17%	6%	10%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.07	$11.31	$11.68	$11.27	$11.35

0.29	0.29	0.31	0.32	0.32
0.44	(0.24)	(0.37)	0.41	(0.08)

0.73	0.05	(0.06)	0.73	0.24

(0.29)	(0.29)	(0.31)	(0.32)	(0.32)

(0.29)	(0.29)	(0.31)	(0.32)	(0.32)

$11.51	$11.07	$11.31	$11.68	$11.27

6.67%	0.47%	(0.48% )	6.52%	2.10%

$10,364	$10,923	$15,975	$16,461	$12,192
1.59%	1.59%	1.59%	1.59%	1.60%
1.72%	1.72%	1.71%	1.71%	1.72%
2.56%	2.61%	2.73%	2.75%	2.79%
2.43%	2.48%	2.61%	2.63%	2.67%
16%	6%	17%	6%	10%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.04	$11.28	$11.65	$11.24	$11.32

0.40	0.40	0.42	0.43	0.43
0.44	(0.24)	(0.37)	0.41	(0.08)

0.84	0.16	0.05	0.84	0.35

(0.40)	(0.40)	(0.42)	(0.43)	(0.43)

(0.40)	(0.40)	(0.42)	(0.43)	(0.43)

$11.48	$11.04	$11.28	$11.65	$11.24

7.74%	1.47%	0.51%	7.60%	3.13%

$42,317	$27,433	$19,788	$12,211	$5,102
0.59%	0.59%	0.59%	0.59%	0.60%
0.72%	0.72%	0.71%	0.71%	0.72%
3.56%	3.61%	3.73%	3.75%	3.79%
3.43%	3.48%	3.61%	3.63%	3.67%
16%	6%	17%	6%	10%

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.21	$11.49	$11.79	$11.51	$11.56

0.35	0.34	0.35	0.36	0.37
0.44	(0.28)	(0.30)	0.28	(0.06)

0.79	0.06	0.05	0.64	0.31

(0.35)	(0.34)	(0.35)	(0.36)	(0.36)

(0.35)	(0.34)	(0.35)	(0.36)	(0.36)

$11.65	$11.21	$11.49	$11.79	$11.51

7.19%	0.56%	0.47%	5.66%	2.76%

$55,480	$59,425	$67,907	$70,306	$75,163
0.86%	0.86%	0.86%	0.86%	0.88%
1.03%	1.01%	1.00%	0.99%	1.00%
3.11%	3.04%	3.03%	3.11%	3.17%
2.94%	2.89%	2.89%	2.98%	3.05%
14%	11%	10%	11%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.20	$11.48	$11.78	$11.50	$11.55

0.27	0.26	0.26	0.27	0.28
0.44	(0.28)	(0.30)	0.28	(0.05)

0.71	(0.02)	(0.04)	0.55	0.23

(0.27)	(0.26)	(0.26)	(0.27)	(0.28)

(0.27)	(0.26)	(0.26)	(0.27)	(0.28)

$11.64	$11.20	$11.48	$11.78	$11.50

6.40%	(0.19% )	(0.29% )	4.88%	1.99%

$12,875	$17,597	$29,375	$30,834	$28,557
1.61%	1.61%	1.61%	1.61%	1.63%
1.78%	1.76%	1.75%	1.74%	1.75%
2.36%	2.29%	2.28%	2.36%	2.42%
2.19%	2.14%	2.14%	2.23%	2.30%
14%	11%	10%	11%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:

Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.21	$11.49	$11.79	$11.51	$11.57

0.38	0.37	0.37	0.39	0.40
0.44	(0.28)	(0.29)	0.28	(0.07)

0.82	0.09	0.08	0.67	0.33

(0.38)	(0.37)	(0.38)	(0.39)	(0.39)

(0.38)	(0.37)	(0.38)	(0.39)	(0.39)

$11.65	$11.21	$11.49	$11.79	$11.51

7.46%	0.82%	0.71%	5.92%	2.92%

$35,157	$21,310	$12,090	$10,248	$2,588
0.61%	0.61%	0.61%	0.61%	0.63%
0.78%	0.76%	0.75%	0.74%	0.75%
3.36%	3.29%	3.28%	3.36%	3.42%
3.19%	3.14%	3.14%	3.23%	3.30%
14%	11%	10%	11%	7%

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:

Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.33	$11.62	$11.98	$11.48	$11.46

0.36	0.36	0.35	0.36	0.37
0.53	(0.29)	(0.35)	0.50	0.02

0.89	0.07	—	0.86	0.39

(0.36)	(0.36)	(0.36)	(0.36)	(0.37)

(0.36)	(0.36)	(0.36)	(0.36)	(0.37)

$11.86	$11.33	$11.62	$11.98	$11.48

8.00%	0.60%	0.05%	7.57%	3.41%

$36,058	$38,139	$40,647	$55,418	$51,708
0.80%	0.80%	0.80%	0.80%	0.83%
1.07%	1.08%	1.03%	1.02%	1.07%
3.12%	3.10%	3.04%	3.06%	3.18%
2.85%	2.82%	2.81%	2.84%	2.94%
21%	10%	14%	8%	6%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.30	$11.59	$11.95	$11.45	$11.44

0.27	0.27	0.26	0.27	0.28
0.53	(0.29)	(0.35)	0.50	0.01

0.80	(0.02)	(0.09)	0.77	0.29

(0.27)	(0.27)	(0.27)	(0.27)	(0.28)

(0.27)	(0.27)	(0.27)	(0.27)	(0.28)

$11.83	$11.30	$11.59	$11.95	$11.45

7.20%	(0.16% )	(0.71% )	6.78%	2.55%

$13,459	$14,941	$17,073	$20,899	$17,825
1.55%	1.55%	1.55%	1.55%	1.58%
1.82%	1.83%	1.78%	1.77%	1.82%
2.37%	2.35%	2.29%	2.31%	2.43%
2.10%	2.07%	2.06%	2.09%	2.19%
21%	10%	14%	8%	6%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.33	$11.61	$11.97	$11.47	$11.46

0.38	0.39	0.38	0.39	0.40
0.52	(0.28)	(0.35)	0.50	0.01

0.90	0.11	0.03	0.89	0.41

(0.38)	(0.39)	(0.39)	(0.39)	(0.40)

(0.38)	(0.39)	(0.39)	(0.39)	(0.40)

$11.85	$11.33	$11.61	$11.97	$11.47

8.17%	0.93%	0.29%	7.84%	3.58%

$39,363	$32,981	$32,192	$19,929	$12,667
0.55%	0.55%	0.55%	0.55%	0.58%
0.82%	0.83%	0.78%	0.77%	0.82%
3.37%	3.35%	3.29%	3.31%	3.43%
3.10%	3.07%	3.06%	3.09%	3.19%
21%	10%	14%	8%	6%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$7.93	$8.14	$8.39	$8.15	$8.16

0.28	0.28	0.28	0.29	0.29
0.32	(0.20)	(0.25)	0.24	(0.01)

0.60	0.08	0.03	0.53	0.28

(0.28)	(0.28)	(0.28)	(0.29)	(0.29)
—	(0.01)	—	—	—

(0.28)	(0.29)	(0.28)	(0.29)	(0.29)

$8.25	$7.93	$8.14	$8.39	$8.15

7.72%	0.93%	0.48%	6.60%	3.45%

$376,965	$378,038	$399,001	$439,379	$441,904
0.85%	0.88%	0.88%	0.88%	0.89%
0.93%	0.93%	0.94%	0.94%	0.95%
3.49%	3.48%	3.51%	3.50%	3.51%
3.41%	3.43%	3.45%	3.44%	3.45%
23%	19%	15%	14%	13%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$7.93	$8.14	$8.39	$8.15	$8.16

0.22	0.22	0.22	0.23	0.23
0.32	(0.20)	(0.25)	0.24	(0.01)

0.54	0.02	(0.03)	0.47	0.22

(0.22)	(0.22)	(0.22)	(0.23)	(0.23)
—	(0.01)	—	—	—

(0.22)	(0.23)	(0.22)	(0.23)	(0.23)

$8.25	$7.93	$8.14	$8.39	$8.15

6.91%	0.16%	(0.27% )	5.79%	2.67%

$25,065	$26,376	$33,298	$36,215	$32,799
1.61%	1.64%	1.64%	1.64%	1.65%
1.69%	1.69%	1.70%	1.70%	1.71%
2.73%	2.72%	2.75%	2.74%	2.75%
2.65%	2.67%	2.69%	2.68%	2.69%
23%	19%	15%	14%	13%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$7.92	$8.13	$8.38	$8.14	$8.16

0.30	0.30	0.30	0.31	0.31
0.33	(0.20)	(0.25)	0.24	(0.02)

0.63	0.10	0.05	0.55	0.29

(0.30)	(0.30)	(0.30)	(0.31)	(0.31)
—	(0.01)	—	—	—

(0.30)	(0.31)	(0.30)	(0.31)	(0.31)

$8.25	$7.92	$8.13	$8.38	$8.14

8.12%	1.16%	0.73%	6.86%	3.57%

$47,241	$41,427	$33,373	$26,372	$16,740
0.61%	0.64%	0.64%	0.64%	0.65%
0.69%	0.69%	0.70%	0.70%	0.71%
3.73%	3.72%	3.75%	3.74%	3.75%
3.65%	3.67%	3.69%	3.68%	3.69%
23%	19%	15%	14%	13%

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds	August 31, 2019

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series:

Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each referred to as a Trust, or collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2019 and for all open tax years (years ended Aug. 31, 2016–Aug. 31, 2018), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statements of operations.” During the year ended Aug. 31, 2019, the Funds did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

$985	$1,715	$1,323	$1,085	$1,519	$5,456

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

$45	$37	$113	$51	$37	$311

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the following percentages of each Fund’s average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.* These expense waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets Sept. 1, 2018 through Dec. 27, 2018	0.59%	0.57%	0.59%	0.61%	0.55%	0.64%
Operating expense limitation as a percentage of average daily net assets Dec. 28, 2018 through Aug. 31, 2019	0.59%	0.57%	0.59%	0.61%	0.55%	0.59%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$6,862	$7,617	$11,728	$7,732	$7,199	$20,428

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$6,253	$7,883	$16,993	$8,182	$6,994	$35,838

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Prior to Dec. 28, 2018, the blended rate was 0.25% of average daily net assets. Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2019, each Fund was charged for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$2,132	$2,686	$5,679	$2,757	$2,376	$12,010

For the year ended Aug. 31, 2019, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,476	$2,763	$21,203	$11,604	$3,059	$26,285

For the year ended Aug. 31, 2019, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$ —	$ —	$ —	$ —	$4,874	$ —
Class C	510	15	285	1,378	—	395

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Aug. 31, 2019, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2019, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$1,400,967	$900,455	$1,155,444	$1,253,250	$—	$3,151,798
Sales	1,551,064	1,900,427	550,380	1,034,055	1,350,606	13,837,037
Net realized gain (loss)	—	—	—	5,491	—	26,827
*The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

3. Investments

For the year ended Aug. 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$23,735,273	$30,036,170	$48,740,830	$15,181,191	$17,738,091	$98,825,718
Sales	22,987,067	33,075,508	31,445,240	13,617,174	19,648,535	107,417,766

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Aug. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$73,373,688	$92,710,307	$211,766,195	$95,920,040	$82,803,165	$415,130,691

Aggregate unrealized appreciation of investments	$5,312,414	$7,565,814	$15,071,714	$6,106,191	$5,632,534	$33,956,424
Aggregate unrealized depreciation of investments	—	(25,544)	—	—	(14,794)	—

Net unrealized appreciation of investments	$5,312,414	$7,540,270	$15,071,714	$6,106,191	$5,617,740	$33,956,424

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2019:

Delaware Tax-Free Arizona Fund

Level 2

Securities

Assets:
Municipal Bonds	$78,486,102
Short-Term Investments	200,000

Total Value of Securities	$78,686,102

Delaware Tax-Free California Fund

Level 2

Securities

Assets:
Municipal Bonds	$99,550,577
Short-Term Investments	700,000

Total Value of Securities	$100,250,577

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

3. Investments (continued)

	Delaware Tax-Free Colorado Fund

	Level 1	Level 2	Total

Securities

Assets:
Municipal Bonds	$—	$224,607,072	$224,607,072
Short-Term Investments[1]	540,837	1,690,000	2,230,837

Total Value of Securities	$540,837	$226,297,072	$226,837,909

	Delaware Tax-Free Idaho Fund

	Level 1	Level 2	Total

Securities

Assets:
Municipal Bonds	$—	$101,689,203	$101,689,203
Short-Term Investments[1]	112,028	225,000	337,028

Total Value of Securities	$112,028	$101,914,203	$102,026,231

Delaware Tax-Free New York Fund

Level 2

Securities

Assets:
Municipal Bonds	$87,820,905
Short-Term Investments	600,000

Total Value of Securities	$88,420,905

Delaware Tax-Free Pennsylvania Fund

Level 2

Securities

Assets:
Municipal Bonds	$447,487,115
Short-Term Investments	1,600,000

Total Value of Securities	$449,087,115

[1]

Security type is valued across multiple levels. Level 1 investments represent open-end investment company investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund
Level 1	24.24%	33.24%
Level 2	75.76%	66.76%

Total	100.00%	100.00%

During the year ended Aug. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. During the year ended Aug. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2019 and 2018 were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/19
Tax-exempt income	$2,453,828	$3,230,687	$6,757,874	$3,015,084	$2,626,610	$15,062,570
Ordinary income	—	—	909	8	—	—
Long-term capital gains	—	141,274	—	—	—	—

Total	$2,453,828	$3,371,961	$6,758,783	$3,015,092	$2,626,610	$15,062,570

Year ended 8/31/18
Tax-exempt income	$2,479,414	$3,234,507	$6,719,815	$3,008,868	$2,707,774	$15,788,289
Ordinary income	—	11,179	860	—	6,256	—
Long-term capital gains	—	—	—	—	—	286,814

Total	$2,479,414	$3,245,686	$6,720,675	$3,008,868	$2,714,030	$16,075,103

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2019, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$74,165,118	$90,178,416	$207,590,779	$101,913,843	$83,233,158	$412,981,204
Undistributed tax-exempt income	76,750	95,985	514,902	58,046	62,922	225,313
Undistributed ordinary income	—	130,030	—	—	—	—
Undistributed long-term capital gains	—	532,597	—	—	29,990	2,442,276
Distributions payable	(56,869)	(77,709)	(162,344)	(74,755)	(63,572)	(334,278)
Capital loss carryforwards	(228,307)	—	(3,198,170)	(4,491,234)	—	—
Unrealized appreciation of investments	5,312,414	7,540,270	15,071,714	6,106,191	5,617,740	33,956,424

Net assets	$79,269,106	$98,399,589	$219,816,881	$103,512,091	$88,880,238	$449,270,939

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments and dividends payable, as applicable.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Aug. 31, 2019, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund
$394,053	$681,021	$124,933	$549,357

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Aug. 31, 2019, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Tax-Free Arizona Fund	$95,504	$132,803	$228,307
Delaware Tax-Free Colorado Fund	3,090,657	107,513	3,198,170
Delaware Tax-Free Idaho Fund	1,825,182	2,666,052	4,491,234

At Aug. 31, 2019, there were no capital loss carryforwards for Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund

	Year ended		Year ended		Year ended

	8/31/19	8/31/18	8/31/19	8/31/18	8/31/19	8/31/18
Shares sold:
Class A	262,361	401,414	246,328	481,529	946,719	1,516,496
Class C	42,564	37,968	135,650	92,304	115,864	154,631
Institutional Class	589,377	484,339	2,089,874	976,452	1,931,423	1,145,931
Shares issued upon reinvestment of dividends and distributions:
Class A	139,629	145,750	123,662	128,458	430,740	426,365
Class C	6,385	9,402	22,436	28,460	22,232	31,641
Institutional Class	34,201	23,553	78,502	56,412	92,420	65,726

	1,074,517	1,102,426	2,696,452	1,763,615	3,539,398	3,340,790

Shares redeemed:
Class A	(735,173)	(735,408)	(1,431,252)	(581,599)	(1,685,496)	(1,750,927)
Class C	(61,785)	(223,437)	(319,827)	(377,386)	(224,664)	(611,405)
Institutional Class	(313,916)	(226,311)	(1,346,002)	(582,597)	(823,168)	(480,166)

	(1,110,874)	(1,185,156)	(3,097,081)	(1,541,582)	(2,733,328)	(2,842,498)

Net increase (decrease)	(36,357)	(82,730)	(400,629)	222,033	806,070	498,292

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund

	Year ended		Year ended		Year ended

	8/31/19	8/31/18	8/31/19	8/31/18	8/31/19	8/31/18
Shares sold:
Class A	459,129	491,709	591,017	446,716	3,832,279	3,540,085
Class C	86,983	116,633	133,092	196,498	371,898	257,821
Institutional Class	1,875,734	1,301,911	1,449,261	762,592	2,517,108	2,068,244
Shares issued upon reinvestment of dividends and distributions:
Class A	143,675	146,253	88,863	98,908	1,397,399	1,467,605
Class C	30,006	45,404	20,484	26,286	81,414	104,907
Institutional Class	69,543	44,060	93,585	84,790	170,595	154,540

	2,665,070	2,145,970	2,376,302	1,615,790	8,370,693	7,593,202

Shares redeemed:
Class A	(1,140,741)	(1,248,164)	(1,003,925)	(679,446)	(7,228,804)	(6,343,711)
Class C	(581,720)	(1,149,919)	(337,176)	(374,553)	(742,301)	(1,126,446)
Institutional Class	(828,173)	(497,691)	(1,133,073)	(708,326)	(2,187,569)	(1,096,801)

	(2,550,634)	(2,895,774)	(2,474,174)	(1,762,325)	(10,158,674)	(8,566,958)

Net increase (decrease)	114,436	(749,804)	(97,872)	(146,535)	(1,787,981)	(973,756)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and the “Statements of changes in net assets.” For the years ended Aug. 31, 2019 and 2018, the Funds had the following exchange transactions:

			Year ended
			8/31/19

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free California Fund	94,289	4,281	—	98,582	$1,213,599
Delaware Tax-Free Colorado Fund	10,452	5,036	4,754	10,763	172,380
Delaware Tax-Free Idaho Fund	19,800	—	—	19,815	226,175
Delaware Tax-Free New York Fund	6,590	—	—	6,591	73,949
Delaware Tax-Free Pennsylvania Fund	83,022	15,097	15,121	83,103	778,069

			Year ended
			8/31/18

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Arizona Fund	—	35,940	36,057	—	$405,639
Delaware Tax-Free California Fund	—	31,170	31,265	—	374,556
Delaware Tax-Free Colorado Fund	25,842	65,040	65,280	25,862	1,012,424
Delaware Tax-Free Idaho Fund	70,345	75,131	75,134	70,345	1,632,222
Delaware Tax-Free New York Fund	—	2,096	2,095	—	23,755
Delaware Tax-Free Pennsylvania Fund	234,332	340,876	331,960	243,871	4,583,905

Delaware Tax-Free Arizona Fund did not have any exchange transactions for the year ended Aug. 31, 2019.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Funds had no amounts outstanding as of Aug. 31, 2019, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

At Aug. 31, 2019, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
American Capital Access	1.26%	—	—	—	—	—
Assured Guaranty Corporation	—	—	1.04%	—	—	1.13%
Assured Guaranty Municipal Corporation	1.51%	1.49%	4.64%	8.47%	0.04%	3.88%
AMBAC Assurance Corporation	1.24%	—	—	—	—	—
Build America Mutual Assurance	—	0.64%	1.12%	—	1.52%	0.63%
National Public Finance Guarantee Corporation	—	0.92%	—	—	—	—

	4.01%	3.05%	6.80%	8.47%	1.56%	5.64%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

10. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statements of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Funds’ financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2019, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the funds constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Funds® by Macquarie state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2019, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	—	100.00%	100.00%
Delaware Tax-Free California Fund	4.19%	—	95.81%	100.00%
Delaware Tax-Free Colorado Fund	—	0.01%	99.99%	100.00%
Delaware Tax-Free Idaho Fund	—	—	100.00%	100.00%
Delaware Tax-Free New York Fund	—	—	100.00%	100.00%
Delaware Tax-Free Pennsylvania Fund	—	—	100.00%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 21-22, 2019 (continued)

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free New York Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 21-22, 2019 (continued)

favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2019 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2019 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the

Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, each Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the Fund’s fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–present)
Private Investor	59	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	59	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	59	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds ®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-Q or Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $202,520 for the fiscal year ended August 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $193,000 for the fiscal year ended August 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $27,500 for the fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,920 for the fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,955,000 and $11,748,000 for the registrant’s fiscal years ended August 31, 2019 and August 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

VOYAGEUR MUTUAL FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2019